                                    INDENTURE

                            dated as of March 1, 2001



                                  by and among



                        TRIPLE-A ONE FUNDING CORPORATION,
                              as Initial Purchaser,

                   ABFS MORTGAGE LOAN WAREHOUSE TRUST 2001-1,
                                    as Issuer

                                       and



                            THE CHASE MANHATTAN BANK,
                              as Indenture Trustee

                                Table of Contents
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
                                                              ARTICLE I

                                                             DEFINITIONS

Section 1.01.       General Definitions...........................................................................2

                                                             ARTICLE II

                                            THE NOTE; PLEDGE OF SUBSEQUENT MORTGAGE LOANS

Section 2.01.       Forms Generally...............................................................................2
Section 2.02.       Form of Certificate of Authentication.........................................................3
Section 2.03.       General Provisions With Respect to Principal and Interest Payment.............................3
Section 2.04.       Denominations.................................................................................3
Section 2.05.       Execution, Authentication, Delivery and Dating................................................3
Section 2.06.       Registration, Registration of Transfer and Exchange...........................................4
Section 2.07.       Mutilated, Destroyed, Lost or Stolen Notes....................................................5
Section 2.08.       Payments of Principal and Interest............................................................6
Section 2.09.       Persons Deemed Owner..........................................................................8
Section 2.10.       Cancellation..................................................................................8
Section 2.11.       Authentication and Delivery of the Note.......................................................8
Section 2.12.       Limitations on Transfer of the Note..........................................................10
Section 2.13.       Reserved.....................................................................................11
Section 2.14.       Subsequent Advances..........................................................................11
Section 2.15.       Release of Collateral........................................................................13
Section 2.16.       Breakage Costs...............................................................................13
Section 2.17.       Book-Entry Note..............................................................................14
Section 2.18.       Termination of Book Entry System.............................................................14

                                                             ARTICLE III

                                                              COVENANTS

Section 3.01.       Payment of the Note..........................................................................15
Section 3.02.       Maintenance of Office or Agency..............................................................15
Section 3.03.       Money for Note Payments to Be Held In Trust..................................................16
Section 3.04.       Existence of Trust...........................................................................17
Section 3.05.       Protection of Trust Estate...................................................................18
Section 3.06.       Opinions as to the Trust Estate..............................................................19
Section 3.07.       Performance of Obligations...................................................................19
Section 3.08.       [Reserved]...................................................................................19
Section 3.09.       Negative Covenants...........................................................................19
Section 3.10.       Annual Statement as to Compliance............................................................20
Section 3.11.       Restricted Payments..........................................................................20
Section 3.12.       Treatment of the Note as Indebtedness for Tax Purposes.......................................21



                                        i

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
Section 3.13.       Notice of Events of Default..................................................................21
Section 3.14.       Further Instruments and Acts.................................................................21
Section 3.15.       Required Collateral Coverage Ratio...........................................................21
Section 3.16.       Limited Guaranty of Performance..............................................................21
Section 3.17.       Representations, Warranties and Covenants of Guarantor.......................................23

                                                             ARTICLE IV

                                                       CONDITIONS OF CLOSING;
                                               SATISFACTION AND DISCHARGE OF INDENTURE

Section 4.01.       Conditions of Initial Purchaser's Obligations................................................25
Section 4.02.       Termination of Initial Purchaser's Obligations...............................................26
Section 4.03.       Satisfaction and Discharge of Indenture......................................................27
Section 4.04.       Application of Trust Money...................................................................28

                                                              ARTICLE V

                                                        DEFAULTS AND REMEDIES

Section 5.01.       Event of Default.............................................................................28
Section 5.02.       Acceleration of Maturity; Rescission and Annulment...........................................30
Section 5.03.       Collection of Indebtedness and Suits for Enforcement by Indenture Trustee....................31
Section 5.04.       Remedies.....................................................................................31
Section 5.05.       Indenture Trustee May File Proofs of Claim...................................................32
Section 5.06.       Indenture Trustee May Enforce Claims Without Possession of the Note..........................33
Section 5.07.       [Reserved]...................................................................................33
Section 5.08.       Limitation on Suits..........................................................................33
Section 5.09.       Unconditional Rights of the Noteholder to Receive Principal and Interest.....................34
Section 5.10.       Restoration of Rights and Remedies...........................................................34
Section 5.11.       Rights and Remedies Cumulative...............................................................34
Section 5.12.       Delay or Omission Not Waiver.................................................................34
Section 5.13.       Controlling Party............................................................................34
Section 5.14.       Waiver of Past Defaults......................................................................35
Section 5.15.       Undertaking for Costs........................................................................35
Section 5.16.       Waiver of Stay or Extension Laws.............................................................35
Section 5.17.       Sale of Trust Estate.........................................................................35
Section 5.18.       Action on Notes..............................................................................37

                                                             ARTICLE VI

                                                        THE INDENTURE TRUSTEE

Section 6.01.       Duties of Indenture Trustee..................................................................37
Section 6.02.       Notice of Default............................................................................39
Section 6.03.       Rights of Indenture Trustee..................................................................39
Section 6.04.       Not Responsible for Recitals or Issuance of the Note.........................................40
Section 6.05.       May Hold the Note............................................................................40
Section 6.06.       Money Held in Trust..........................................................................40

Section 6.07.       [Reserved]...................................................................................41
Section 6.08.       Indenture Trustee's Capital and Surplus......................................................41
Section 6.09.       Resignation and Removal; Appointment of Successor............................................41
Section 6.10.       Acceptance of Appointment by Successor Indenture Trustee.....................................42
Section 6.11.       Merger, Conversion, Consolidation or Succession to Business of Indenture Trustee.............43
Section 6.12.       [Reserved]...................................................................................43
Section 6.13.       Co-Indenture Trustees and Separate Indenture Trustees........................................43
Section 6.14.       Authenticating Agents........................................................................44
Section 6.15.       Review of Mortgage Files.....................................................................45
Section 6.16.       Indenture Trustee Fees and Expenses..........................................................46

                                                             ARTICLE VII

                                                    NOTEHOLDER' LISTS AND REPORTS

Section 7.01.       Note Registrar to Furnish Indenture Trustee the Name and Address of the Noteholder...........46
Section 7.02.       Preservation of Information; Communications to Noteholder....................................47

                                                            ARTICLE VIII

                                     ACCOUNTS, PAYMENTS OF INTEREST AND PRINCIPAL, AND RELEASES

Section 8.01.       Accounts; Investment; Collection of Moneys...................................................47
Section 8.02.       Payments.....................................................................................49
Section 8.03.       Claims against the Note Insurance Policy.....................................................50
Section 8.04.       General Provisions Regarding the Payment Accounts and Mortgage Loans.........................52
Section 8.05.       Releases of Deleted Mortgage Loans...........................................................53
Section 8.06.       Reports by Indenture Trustee to the Noteholder; Access to Certain Information................53
Section 8.07.       Release of Trust Estate......................................................................54
Section 8.08.       Amendment to Sale and Servicing Agreement....................................................54
Section 8.09.       Delivery of the Mortgage Files Pursuant to Sale and Servicing Agreement......................54
Section 8.10.       Servicer as Agent............................................................................54
Section 8.11.       Termination of Servicer......................................................................55
Section 8.12.       Opinion of Counsel...........................................................................55
Section 8.13.       Appointment of Collateral Agents.............................................................55
Section 8.14.       Trust Estate and Accounts Held for Benefit of the Note Insurer...............................55
Section 8.15.       Certain Rights of the Controlling Party and the Note Insurer.................................55

                                                             ARTICLE IX

                                                       SUPPLEMENTAL INDENTURES

Section 9.01.       Supplemental Indentures Without Consent of the Noteholder....................................58
Section 9.02.       Supplemental Indentures With Consent of the Noteholder.......................................58
Section 9.03.       Execution of Supplemental Indentures.........................................................60
Section 9.04.       Effect of Supplemental Indentures............................................................60
Section 9.05.       [Reserved]...................................................................................60
Section 9.06.       Reference in Notes to Supplemental Indentures................................................60
Section 9.07.       Amendments to Governing Documents............................................................60

                                                              ARTICLE X

                                                       REDEMPTION OF THE NOTE

Section 10.01.      Redemption...................................................................................61
Section 10.02.      Form of Redemption Notice....................................................................63
Section 10.03.      Note Payable on Optional Redemption..........................................................63
Section 10.04.      Dispositions.................................................................................63

                                                             ARTICLE XI

                                                            MISCELLANEOUS

Section 11.01.      Compliance Certificates and Opinions.........................................................65
Section 11.02.      Form of Documents Delivered to Indenture Trustee.............................................66
Section 11.03.      Acts of the Noteholder.......................................................................67
Section 11.04.      Notices, etc., to Indenture Trustee, the Initial Purchaser, the Note Insurer and Trust.......67
Section 11.05.      Notices and Reports to a Noteholder; Waiver of Notices.......................................69
Section 11.06.      [Reserved]...................................................................................69
Section 11.07.      [Reserved]...................................................................................69
Section 11.08.      Effect of Headings and Table of Contents.....................................................69
Section 11.09.      Successors and Assigns.......................................................................69
Section 11.10.      Separability.................................................................................69
Section 11.11.      Benefits of Indenture........................................................................69
Section 11.12.      Legal Holidays...............................................................................70
Section 11.13.      Recording of Indenture.......................................................................70
Section 11.14.      Trust Obligation.............................................................................70
Section 11.15.      No Petition..................................................................................70
Section 11.16.      Inspection...................................................................................71
Section 11.17.      Usury........................................................................................71
Section 11.18.      Third-Party Beneficiary......................................................................71
Section 11.19.      GOVERNING LAW; CONSENT TO JURISDICTION; WAIVER OF JURY TRIAL.................................72
Section 11.20.      Counterparts.................................................................................72

                       APPENDICES, SCHEDULES AND EXHIBITS

Appendix I      Defined Terms

Schedule I      Mortgage Loan Schedule

Exhibit A       Form of Class A Note
Exhibit B       Form of Subsequent Pledge Agreement
Exhibit C       Form of Rule 144A Transfer Certificate
Exhibit D       Form of Purchaser's Letter for Institutional Accredited Investor
Exhibit E       Notice of Borrowing
Exhibit F       Wire Instructions
Exhibit G       Market Value Calculation

                  This INDENTURE, dated as of March 1, 2001 (as amended or supplemented from time to time as permitted hereby, this "Indenture"), is between ABFS MORTGAGE LOAN WAREHOUSE TRUST 2001-1, a Delaware statutory business trust (together with its permitted successors and assigns, the "Trust" or the "Issuer"), TRIPLE-A ONE FUNDING CORPORATION, a Delaware corporation, as initial purchaser (the "Initial Purchaser"), and THE CHASE MANHATTAN BANK, a New York banking corporation, as indenture trustee (together with its permitted successors in the trust hereunder, the "Indenture Trustee") and acknowledged and agreed to by AMERICAN BUSINESS FINANCIAL SERVICES, INC., as guarantor ("ABFS" and the "Guarantor").

                              Preliminary Statement

                  The Trust has duly authorized the execution and delivery of this Indenture to provide for the issuance of its Mortgage Backed Note, Series 2001-1, (the "Note"), issuable as provided in this Indenture. All covenants and agreements made by the Trust herein are for the benefit and security of the Holder of the Note and the Note Insurer. The Trust is entering into this Indenture, and the Indenture Trustee is accepting the trusts created hereby, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged.

                  All things necessary to make this Indenture a valid agreement of the Trust in accordance with its terms have been done.

                                 Granting Clause

                  The Trust hereby Grants to the Indenture Trustee, for the exclusive benefit of the Holder of the Note and the Note Insurer, all of the Trust's right, title and interest in and to (a) the Mortgage Loans listed in the Mortgage Loan Schedule attached as Schedule I to this Indenture and any Subsequent Mortgage Loans and any Qualified Substitute Mortgage Loans (including property that secures a Mortgage Loan that becomes an REO Property), including the related Mortgage Files delivered or to be delivered to the Collateral Agent, on behalf of the Indenture Trustee, pursuant to the Sale and Servicing Agreement, including all payments of principal received, collected or otherwise recovered after the Closing Date for each Mortgage Loan, all payments of interest due on each Mortgage Loan after the Closing Date therefor whenever received and all other proceeds received in respect of such Mortgage Loans, (b) the Sale and Servicing Agreement, (c) the Insurance Policies, (d) all cash, instruments or other property that are held or required to be deposited in the Collection Account, the Note Insurance Payment Account and the Payment Account, including all investments made with funds in such Accounts and (e) all proceeds of the conversion, voluntary or involuntary, of any of the foregoing into cash or other liquid assets, including, without limitation, all insurance proceeds and condemnation awards. Such Grants are made, however, in trust, to secure the Note and for the benefit of the Noteholder and the Note Insurer to secure (x) the payment of all amounts due on the Note in accordance with its terms, (y) the payment of all other sums payable under this Indenture and the Insurance Agreement and (z) compliance with the provisions of this Indenture and the Insurance Agreement, all as provided in this Indenture. All terms used in the foregoing Granting Clause that are defined in Appendix I are used with the meanings given in said Appendix I.

                  The Indenture Trustee acknowledges such Grant, accepts the trusts hereunder in accordance with the provisions of this Indenture and agrees to perform the duties herein required to the end that the interests of the Holder of the Note and the Note Insurer may be adequately and effectively protected. In addition, the Indenture Trustee agrees that it will acknowledge the Grant on each Subsequent Purchase Date of the related Subsequent Mortgage Loans pursuant to the terms of the related Subsequent Pledge Agreement, provided that the conditions precedent to the pledge of such Subsequent Mortgage Loans contained in this Indenture and in the Sale and Servicing Agreement are satisfied on or prior to such Subsequent Purchase Date. The Indenture Trustee agrees that it will hold the Note Insurance Policy in trust and that it will hold any proceeds of any claim upon the Note Insurance Policy, solely for the use and benefit of the Noteholder in accordance with the terms hereof and the
Note Insurance Policy.

                                   ARTICLE I

                                   DEFINITIONS

         Section 1.01. General Definitions. Except as otherwise specified or as the context may otherwise require, the defined terms have the respective meanings set forth in Appendix I for all purposes of this Indenture, and the definitions of such terms are applicable to the singular as well as to the plural forms of such terms and to the masculine as well as to the feminine genders of such terms. Whenever reference is made herein to an Event of Default or a Default known to the Indenture Trustee or of which the Indenture Trustee has notice or knowledge, such reference shall be construed to refer only to an Event of Default or a Default of which the Indenture Trustee is deemed to have notice or knowledge pursuant to Section 6.01(d). All other terms used herein that are defined in the Trust Indenture Act (as hereinafter defined), either directly or by reference therein, have the meanings assigned to them therein.

                                   ARTICLE II

                  THE NOTE; PLEDGE OF SUBSEQUENT MORTGAGE LOANS

         Section 2.01. Forms Generally. The Note shall be substantially in the form set forth as Exhibit A attached hereto and shall be initially issued solely in the form of a fully registered definitive note and not in book-entry form. The Note may have such letters, numbers or other marks of identification and such legends or endorsements placed thereon as may be required to comply with the rules of any securities exchange on which the Note may be listed, or as may, consistently herewith, be determined by the Trust, as evidenced by its execution thereof. Any portion of the text of the Note may be set forth on the reverse thereof with an appropriate reference on the face of the Note. The Definitive Note may be produced in any manner determined by the Trust, as evidenced by its execution thereof.

         Section 2.02. Form of Certificate of Authentication. The form of the Authenticating Agent's certificate of authentication is as set forth on the signature page of the form of the Note attached hereto at Exhibit A.

         Section 2.03. General Provisions With Respect to Principal and Interest Payment. (a) The Note shall be designated generally as the "ABFS Mortgage
Loan Warehouse Trust 2001-1, Mortgage Backed Note, Series 2001-1".

                 (b) The Note shall be issued in the form specified in Section
2.01 hereof. The Note shall be issued in one Class, the Class A Notes. The aggregate Note Principal Balance of the Class A Notes that may be authenticated and delivered under the Indenture is limited to $200,000,000 and provided further that the amount due under the Class A Note at any time shall be equal to the Class A Note Principal Balance.

                 (c) Subject to the provisions of Sections 3.01, 5.09 and 8.02 of this Indenture, the principal of the Note shall be payable in installments ending no later than the related Final Stated Maturity Date, unless the unpaid principal of such Note becomes due and payable at an earlier date by declaration of acceleration or call for redemption or otherwise.

                 (d) All payments made with respect to any Note shall be applied first to the interest then due and payable on such Note and then to the principal thereof. All computations of interest accrued on the Class A Note shall be made on the basis of a year of 360 days and the actual number of days elapsed; provided, that, after a Rate Fixing Date, such calculations shall be made on the basis of a year of 360 days consisting of twelve 30-day months.

                 (e) Notwithstanding any of the foregoing provisions with respect to payments of principal of and interest on the Note, if the Note has become or been declared due and payable following an Event of Default and such acceleration of maturity and its consequences have not been rescinded and annulled, then payments of principal of and interest on the Note shall be made in accordance with Section 8.02 hereof.

         Section 2.04. Denominations. The Note shall be issuable only as registered definitive Note in the denominations equal to the Authorized Denominations.

         Section 2.05. Execution, Authentication, Delivery and Dating(a) . (a) The Note shall be executed on behalf of the Trust by an Authorized Officer of the Owner Trustee, acting at the direction of the Certificateholders. The signature of such Authorized Officer of the Owner Trustee on the Note may be manual or by facsimile.

                 (b) The Note bearing the manual or facsimile signature of an individual who was at any time an Authorized Officer of the Owner Trustee shall bind the Trust, notwithstanding that such individual has ceased to be an Authorized Officer of the Owner Trustee prior to the authentication and delivery of such Note or was not an Authorized Officer of the Owner Trustee at the date of such Note.

                 (c) At any time and from time to time after the execution and delivery of this Indenture, the Trust may deliver the Note executed on behalf of the Trust to the Authenticating Agent for authentication, and the Authenticating Agent shall authenticate and deliver such Note as provided in this Indenture and not otherwise.

                 (d) No Note shall be entitled to any benefit under this Indenture or be valid or obligatory for any purpose, unless there appears on such Note a certificate of authentication substantially in the form provided for in Section 2.02 hereof, executed by the Authenticating Agent by the manual signature of one of its Authorized Officers or employees, and such certificate of authentication upon the Note shall be conclusive evidence, and the only evidence, that such Note has been duly authenticated and delivered hereunder.

         Section 2.06. Registration, Registration of Transfer and Exchange(a) .
(a) The Trust shall cause to be kept a register (the "Note Register") in which, subject to such reasonable regulations as it may prescribe, the Trust shall provide for the registration of the Note and the registration of transfers of the Note. The Indenture Trustee is hereby initially appointed "Note Registrar" for the purpose of registering the Note and transfers of the Note as herein provided. The Indenture Trustee shall remain the Note Registrar throughout the term hereof. Upon any resignation of the Indenture Trustee, the Servicer, on behalf of the Trust, shall promptly appoint a successor, with the approval of the Controlling Party, or, in the absence of such appointment, the Servicer, on behalf of the Trust, shall assume the duties of the Note Registrar.

                 (b) Upon surrender for registration of transfer of any Note at the office or agency of the Trust to be maintained as provided in Section 3.02 hereof, the Owner Trustee on behalf of the Trust, acting at the direction of the Certificateholders, shall execute, and the Authenticating Agent shall authenticate and deliver, in the name of the designated transferee or transferees, one or more new Notes of any Authorized Denominations and of a like aggregate initial Note Principal Balance.

                 (c) At the option of the Holder, the Note may be exchanged for other Notes of the same class of any Authorized Denominations, and of a like aggregate Note Principal Balance, and with the same right to payment upon surrender of the Note to be exchanged at such office or agency; provided, however, that until the occurrence of the Final Purchase Date, the Note shall not be exchanged for multiple Notes except with the consent or at the request of the Initial Purchaser. Whenever a Note is so surrendered for exchange, the Owner Trustee shall execute, and the Authenticating Agent shall authenticate and deliver, the Note that the Noteholder making the exchange is entitled to receive.

                 (d) At the option of the Noteholder, the Note may be exchanged for Notes to be reissued as Book-Entry Notes as provided in Section 2.17; provided, however, that unless the Liquidity Provider, its successors or assigns is the Noteholder, the Note shall not be exchanged for Book-Entry Notes.

                 (e) All Notes issued upon any registration of transfer or exchange of the Note shall be the valid obligations of the Trust, evidencing the same debt, and entitled to the same benefits under this Indenture, as the Note surrendered upon such registration of transfer or exchange.

                 (f) Every Note presented or surrendered for registration of transfer or exchange shall be duly endorsed, or be accompanied by a written instrument of transfer in the form of the Assignment included in Exhibit A attached hereto, duly executed by the Holder thereof or its attorney duly authorized in writing.

                 (g) No service charge shall be made for any registration of transfer or exchange of the Note, but the Note Registrar, on behalf of the Trust, may require payment of a sum sufficient to cover any tax or other governmental charge as may be imposed in connection with any registration of transfer or exchange of the Note.

                 (h) No transfer of a Note shall be made to the Depositor or, to the actual knowledge of a Responsible Officer of the Indenture Trustee, to any of the Depositor's Affiliates, successors or assigns.

         Section 2.07. Mutilated, Destroyed, Lost or Stolen Notes. (a) If
(i) any mutilated Note is surrendered to the Note Registrar or the Note Registrar receives evidence to its satisfaction of the destruction, loss or theft of any Note, and (ii) there is delivered to the Note Registrar such security or indemnity as may be required by the Note Registrar to save each of the Trust, the Owner Trustee, the Note Insurer and the Note Registrar harmless, then, in the absence of notice to the Note Registrar that such Note has been acquired by a bona fide purchaser, the Owner Trustee on behalf of the Trust, acting at the direction of the Certificateholders, shall execute and upon its delivery of a Trust Request the Authenticating Agent shall authenticate and deliver, in exchange for or in lieu of any such mutilated, destroyed, lost or stolen Note, a new Note or Notes of the same tenor and aggregate initial principal amount bearing a number not contemporaneously outstanding. If, after the delivery of such new Note, a bona fide purchaser of the original Note in lieu of which such new Note was issued presents for payment such original Note, the Note Registrar, shall be entitled to recover such new Note from the person to whom it was delivered or any person taking therefrom, except a bona fide purchaser, and shall be entitled to recover upon the security or indemnity provided therefor to the extent of any loss, damage, cost or expenses incurred by the Trust, the Owner Trustee, the Note Insurer or the Note Registrar in connection therewith. If any such mutilated, destroyed, lost or stolen Note shall have become or shall be about to become due and payable, or shall have become subject to redemption in full, instead of issuing a new Note, the Trust may pay such Note without surrender thereof, except that any mutilated Note shall be surrendered.

                 (b) Upon the issuance of any new Note under this Section 2.07, the Note Registrar, may require the payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in relation thereto and any other reasonable expenses (including the fees and expenses of the Trust, the Indenture Trustee or the Note Registrar) connected therewith.

                 (c) Every new Note issued pursuant to this Section 2.07 in lieu of any destroyed, lost or stolen Note shall constitute an original contractual obligation of the Trust, whether or not the destroyed, lost or stolen Note shall be at any time enforceable by anyone, and shall be entitled to all the benefits of this Indenture equally and proportionately with any and all other Notes duly issued hereunder.

                 (d) The provisions of this Section 2.07 are exclusive and shall preclude (to the extent lawful) all other rights and remedies with respect to the replacement or payment of mutilated, destroyed, lost or stolen Notes.

         Section 2.08. Payments of Principal and Interest. (a) Payments on Notes issued as Book-Entry Notes will be made by or on behalf of the Indenture Trustee to the Clearing Agency or its nominee. Any installment of interest or principal payable on any Note that is punctually paid or duly provided for by the Trust on the applicable Payment Date shall be paid to the Person in whose name such Note (or one or more Predecessor Notes) is registered at the close of business on the Record Date for such Note and such Payment Date by either (i) check mailed to such Person's address as it appears in the Note Register on such Record Date, or
(ii) by wire transfer of immediately available funds to the account of a Noteholder, if such Noteholder (A) is the registered holder of a definitive Note having an initial principal amount of at least $1,000,000 and (B) has provided the Indenture Trustee with wiring instructions in writing by five (5) Business Days prior to the related Record Date or has provided the Indenture Trustee with such instructions for any previous Payment Date, except for the final installment of principal payable with respect to such Note, which shall be payable as provided in subsection (b) of this Section 2.08. A fee may be charged by the Indenture Trustee to a Holder of the Note for any payment made by wire transfer. Any installment of interest or principal not punctually paid or duly provided for shall be payable as soon as funds are available to the Indenture Trustee for payment thereof, or if Section 8.02 applies, pursuant to Section
8.02. Notwithstanding the forgoing, as long as Triple-A One Funding Corporation is the holder of 100% of the aggregate outstanding principal balance of the Note, all installments of principal and interest shall be paid by wire transfer in immediately available funds to the Chase Manhattan Bank, ABA#: 021000021, A/C #: 323309968, Account Name: Operating Account-The Chase Manhattan Bank, as Collateral Agent, Ref: 160051.1.

                 (b) All reductions in the Note Principal Balance of a Note (or one or more Predecessor Notes) effected by payments of installments of principal made on any Payment Date shall be binding upon all Holders of such Note and of any Note issued upon the registration of transfer thereof or in exchange therefor or in lieu thereof, whether or not such payment is noted on such Note. The final installment of principal of each Note shall be payable only upon presentation and surrender thereof on or after the Payment Date therefor at the Corporate Trust Office of the Indenture Trustee located within the United States of America pursuant to Section 3.02. Notwithstanding the forgoing, as long as Triple-A One Funding Corporation is the holder of 100% of the aggregate outstanding principal balance of the Note, all installments of principal and interest shall be paid by wire transfer in immediately available funds to the Chase Manhattan Bank, ABA#: 021000021, A/C #: 323309968, Account Name: Operating Account-The Chase Manhattan Bank, as Collateral Agent, Ref: 160051.1.

                 (c) Whenever the Indenture Trustee expects that the entire unpaid Note Principal Balance of any Note will become due and payable on the next Payment Date, other than pursuant to a redemption pursuant to Article X, it shall, no later than two (2) Business Days prior to such Payment Date, telecopy or hand deliver to each Person in whose name a Note to be so retired is registered at the close of business on such otherwise applicable Record Date a notice to the effect that:

                     (i) the Indenture Trustee expects that funds sufficient to pay such final installment will be available in the Payment Account on such Payment Date; and

                     (ii) if such funds are available, (A) such final installment will be payable on such Payment Date, but only upon presentation and surrender of such Note at the office or agency of the Note Registrar maintained for such purpose pursuant to Section 3.02 (the address of which shall be set forth in such notice) and (B) no interest shall accrue on such Note after such Payment Date. Notwithstanding the forgoing, as long as Triple-A One Funding Corporation is the holder of 100% of the aggregate outstanding principal balance of the Note, all installments of principal and interest shall be paid by wire transfer in immediately available funds to the Chase Manhattan Bank, ABA#: 021000021, A/C #: 323309968, Account
         Name: Operating Account-The Chase Manhattan Bank, as Collateral Agent,
         Ref: 160051.1.

A copy of such form of notice shall be sent to the Note Insurer by the Indenture Trustee.

         (d) Notices in connection with redemptions of the Note shall be mailed to the Noteholder in accordance with Section 10.02 hereof.

         (e) Subject to the foregoing provisions of this Section 2.08, each Note delivered under this Indenture upon registration of transfer of or in exchange for or in lieu of any other Note shall carry the rights to unpaid principal and interest that were carried by such other Note. Any checks mailed pursuant to subsection (a) of this Section 2.08 and returned undelivered shall be held in accordance with Section 3.03 hereof.

         (f) Each of (i) the Noteholder Statement, (which shall be prepared by the Servicer based on the Servicer calculations of the loan level data provided in the Servicer Remittance Report delivered to the Indenture Trustee pursuant to
Section 7.16(b) of the Sale and Servicing Agreement) and (ii) the Servicer Remittance Report shall be delivered by the Indenture Trustee to the Rating Agencies, the Liquidity Provider, the Note Insurer, the Owner Trustee, the Depositor, the Back-up Servicer and each Noteholder as the statements required pursuant to Section 8.06 hereof. Neither the Indenture Trustee, the Back-up Servicer nor the Collateral Agent shall have any responsibility to recalculate, verify or recompute information contained in any such tape, electronic data file or disk or any such Servicer Remittance Report or Noteholder Statement.

         (g) Within ninety (90) days after the end of each calendar year, the Indenture Trustee will be required to furnish to each Person who at any time during the calendar year was a Noteholder, if requested in writing by such person, a statement containing the information set forth in subclauses (a), (b) and (c) in the definition of "Noteholder Statement," aggregated by the Servicer for such calendar year or the applicable portion thereof during which such person was a Noteholder. Such obligation will be deemed to have been satisfied to the extent that substantially comparable information is provided pursuant to any requirements of the Code as are from time to time in force.

         (h) From time to time (but no more than once per calendar month), upon the written request of the Depositor, the Liquidity Provider, the Servicer, the

Back-up Servicer or the Initial Purchaser and/or the Note Insurer, the Indenture Trustee shall report to the Depositor, the Servicer, the Back-up Servicer, the Liquidity Provider, the Initial Purchaser and/or the Note Insurer (either one of which or both may have made such request), the amount then held in each Account (including investment earnings accrued thereon) held by the Indenture Trustee and the identity of the investments included therein. From time to time, at the request of the Initial Purchaser, the Liquidity Provider and/or the Note Insurer, the Indenture Trustee shall report to the Initial Purchaser and/or the
Note Insurer (either one of which or both may have made such request) with respect to the actual knowledge of a Responsible Officer, without independent investigation, of any breach of any of the representations or warranties relating to individual Mortgage Loans set forth in Section 4.01 of the Sale and Servicing Agreement. The Indenture Trustee shall also provide the Initial Purchaser, the Liquidity Provider and the Note Insurer such other information within its control as may be reasonably requested by it.

         Section 2.09. Persons Deemed Owner. Prior to due presentment for registration of transfer of any Note, any agent on behalf of the Trust including but not limited to the Indenture Trustee, may treat the Person in whose name any
Note is registered as the owner of such Note (a) on the applicable Record Date for the purpose of receiving payments of the principal of and interest on such Note and (b) on any other date for all other purposes whatsoever, and none of the Trust, the Indenture Trustee or any other agent of the Trust, or the Note Insurer, shall be affected by notice to the contrary.

         Section 2.10. Cancellation. All Notes surrendered for payment, registration of transfer, exchange or redemption shall, if surrendered to any Person other than the Note Registrar, be delivered to the Note Registrar and shall be promptly canceled by it. The Owner Trustee, on behalf of the Trust, shall deliver to the Note Registrar for cancellation any Note previously authenticated and delivered hereunder which the Owner Trustee, on behalf of the Trust may have acquired in any manner whatsoever, and all Notes so delivered shall be promptly canceled by the Note Registrar. No Notes shall be authenticated in lieu of or in exchange for any Note cancelled as provided in this Section 2.10, except as expressly permitted by this Indenture. All cancelled Notes held by the Note Registrar shall be held by the Note Registrar in accordance with its standard retention policy, unless the Owner Trustee, on behalf of the Trust shall direct by a Trust Order that they be destroyed or returned to it.

         Section 2.11. Authentication and Delivery of the Note. The Note shall be executed by an Authorized Officer of the Owner Trustee, on behalf of the Trust, and delivered to the Authenticating Agent for authentication, and thereupon the same shall be authenticated and delivered by the Authenticating Agent, upon receipt by the Authenticating Agent of all of the following:

                 (a) A Trust Order authorizing the execution, authentication and delivery of the Note and specifying the Note Principal Balance and the Percentage Interest of such Note to be authenticated and delivered.

                 (b) With respect to the initial issuance of the Note on the Closing Date, a Trust Order authorizing the execution and delivery of this Indenture, the Sale and Servicing Agreement and the Insurance Agreement.

                 (c) One or more Opinions of Counsel (which opinion shall not be at the expense of the Indenture Trustee or the Trust) addressed to the Authenticating Agent, the Initial Purchaser, and the Note Insurer or upon which the Authenticating Agent and the Note Insurer are expressly permitted to rely, complying with the requirements of Section 11.01, reasonably satisfactory in form and substance to the Authenticating Agent, the Initial Purchaser, and the
Note Insurer.

                  In rendering the opinions set forth above, such counsel may rely upon Officer's Certificates of the Trust, the Owner Trustee, the Originators, the Depositor, the Servicer, the Back-up Servicer, and the Indenture Trustee, without independent confirmation or verification with respect to factual matters relevant to such opinions. In rendering the opinions set forth above, such counsel need express no opinion as to (A) the existence of, or the priority of the security interest created by the Indenture against, any liens or other interests that arise by operation of law and that do not require any filing or similar action in order to take priority over a perfected security interest or (B) the priority of the security interest created by this Indenture with respect to any claim or lien in favor of the United States or any agency or instrumentality thereof (including federal tax liens and liens arising under Title IV of ERISA).

                  The acceptability to the Note Insurer of the Opinion of Counsel delivered to the Authenticating Agent and the Note Insurer at the Closing Date shall be conclusively evidenced by the delivery on the Closing Date of the Note Insurance Policy.

                  (d) An Officer's Certificate of the Trust complying with the requirements of Section 11.01 and stating that:

                     (i) the Trust is not in Default under this Indenture and the issuance of the Note will not result in any breach of any of the terms, conditions or provisions of, or constitute a default under, the Trust's Certificate of Trust or any indenture, mortgage, deed of trust or other agreement or instrument to which the Trust is a party or by which it is bound, or any order of any court or administrative agency entered in any proceeding to which the Trust is a party or by which it may be bound or to which it may be subject, and that all conditions precedent provided in this Indenture relating to the authentication and delivery of the Note has been complied with;

                     (ii) the Trust is the owner of each Mortgage Loan, free and clear of any lien, security interest or charge, has not assigned any interest or participation in any such Mortgage Loan (or, if any such interest or participation has been assigned, it has been released) and has the right to Grant each such Mortgage Loan to the Indenture Trustee;

                     (iii) the information set forth in the Mortgage Loan Schedule attached as Schedule I to this Indenture is correct;

                     (iv) the Trust has Granted to the Indenture Trustee all of its right, title and interest in each Mortgage Loan; and

                     (v) as of the Closing Date (or any Subsequent Purchase
         Date), no lien in favor of the United States described in Section 6321 of the Code, or lien in favor of the Pension Benefit Guaranty Corporation described in Section 4068(a) of the ERISA, has been filed as described in subsections 6323(f) and 6323(g) of the Code upon any property belonging to the Trust.

                  (e) An executed counterpart of the Sale and Servicing
Agreement.

                  (f) An executed counterpart of the Trust Agreement.

                  (g) An executed copy of the Insurance Agreement.

                  (h) An original executed copy of the Note Insurance Policy.

                  (i) A copy of a letter or confirmation satisfactory to the
Note Insurer from Moody's that it has assigned a rating of "Aaa" to the Note and a copy of a letter or confirmation satisfactory to the Note Insurer from S&P that it has assigned a rating of "AAA" to the Note and that Moody's has assigned a rating to the Note of at least Baa2 and S&P has assigned a rating to the Note of at least BBB, in each case without giving effect to the Note Insurance Policy.

         Section 2.12. Limitations on Transfer of the Note. (a) Any transfer of a Note shall be made in accordance with the Securities Act. Each prospective purchaser (other than the Initial Purchaser) and any subsequent transferee of a Note other than the Depositor, the Liquidity Provider or an affiliate of the Depositor (each, a "Prospective Owner") shall represent and warrant in writing, to the Indenture Trustee and the Note Registrar and any of their respective successors that:

                     (i) Such Person is duly authorized to purchase the Note and its purchase of investments having the characteristics of the Note is authorized under, and not directly or indirectly in contravention of, any law, charter, trust instrument or other operative document, investment guidelines or list of permissible or impermissible investments that is applicable to the investor.

                     (ii) Such Person understands that each holder of a Note, by virtue of its acceptance thereof, assents to the terms, provisions and conditions of the Indenture.

                  (b) Each Prospective Owner of a Note (other than an Initial Purchaser and the Liquidity Provider) shall represent and warrant in writing, to the Indenture Trustee and the Note Registrar and any of their respective successors that:


                     (i) Such Person is a Qualified Purchaser and either (A) a QIB and is aware that the seller of such Note may be relying on the exemption from the registration requirements of the Securities Act provided by Rule 144A and is acquiring such Note for its own account or for the account of one or more qualified institutional buyers, for whom it is authorized to act, or (B) an institutional investor that is an "accredited investor" (as defined in Rule 501(a)(1), (2), (3) or (7) of Regulation D under the Securities Act.

                     (ii) It understands that such Note has not been registered under the Securities Act, and the Trust has not been registered under the Investment Company Act, and that, if in the future it decides to offer, resell, pledge or otherwise transfer such Note, such Note may be offered, resold, pledged or otherwise transferred only (A) pursuant to a Registration Statement which has been declared effective under the Securities Act, (B) to a Qualified Purchaser, and (C) for so long as such Note is eligible for resale pursuant to Rule 144A under the Securities Act, to a person whom the seller reasonably believes is a QIB, which is purchasing such Note for its own account or for the account of a qualified institutional buyer, to whom notice is given that the transfer is being made in reliance on Rule 144A, or (D) to an institutional "accredited investor" within the meaning of subparagraph
         (a)(1), (2), (3) or (7) of Rule 501 under the Securities Act, which is acquiring such Note for its own account or for the account of such an institutional "accredited investor," for investment purposes and not with a view to, or for offer or sale in connection with, any distribution in violation of the Securities Act, in each case in compliance with the requirements of the Indenture.

                  (c) In the event that a transfer of a Note is to be made in reliance upon an exemption from the Securities Act, Investment Company Act or state securities laws, in order to assure compliance with the Securities Act and such laws, the prospective transferor and transferee shall certify to the Indenture Trustee in writing the facts surrounding the transfer in substantially the forms set forth in Exhibit C and Exhibit D.

                  (d) The Servicer on behalf of the Depositor shall provide to any Holder of a Note and any prospective transferee designated by any such Holder, information regarding the Note and the Mortgage Loans and such other information as shall be necessary to satisfy the condition to eligibility set forth in Rule 144A(d)(4) for transfer of any such Note without registration under the Securities Act pursuant to the registration exemption provided thereunder. Each Holder of a Note desiring to effect such a transfer shall, and does hereby agree to, indemnify the Issuer, the Owner Trustee, the Indenture Trustee and the Depositor against any liability that may result if the transfer is not so exempt or is not made in accordance with federal and state securities laws.

                  (e) Each Note shall contain a legend substantially similar to the applicable legend provided in Exhibit A stating that transfer of such Note is subject to certain restrictions and referring prospective purchasers of the Note to this Section 2.12 with respect to such restrictions.

         Section 2.13. Reserved.

         Section 2.14. Subsequent Advances. (a) On any Subsequent Purchase Date during the Purchase Period, subject to the satisfaction of the conditions set forth in paragraph (b) of this Section 2.14 and Section 2.2 of the Insurance Agreement, the Noteholder shall pay to or upon the order of the Trust, a sum equal to its Percentage Interest of the Purchase Price of the related Subsequent Mortgage Loans (each a "Subsequent Advance") and in consideration thereof, the Trust hereby pledges, to the Indenture Trustee, for the benefit of the Noteholder and the Note Insurer, all right, title and interest of the Trust in and to all Subsequent Mortgage Loans now and hereafter arising, including the outstanding principal of, and interest due on and after the related Subsequent Purchase Date on, such Subsequent Mortgage Loans, and all other assets in the Trust Estate relating to the Subsequent Mortgage Loans. In connection with such pledge, and pursuant to Section 2.09 of the Sale and Servicing Agreement, the

Trust does hereby also irrevocably pledge to the Indenture Trustee, for the benefit of the Noteholder and the Note Insurer, all of its rights under the Sale and Servicing Agreement, the related Subsequent Contribution Agreement and the related Subsequent Transfer Agreement, including, without limitation, its right to exercise the remedies created by Section 4.02 of the Sale and Servicing Agreement for defective documentation and for breaches of representations and warranties with respect to the Mortgage Loans contained in Sections 3.01, 3.02,
3.03 and 4.01 of the Sale and Servicing Agreement.

                  (b) Each transfer of Mortgage Loans to the Trust, and each Subsequent Advance shall be made only upon the satisfaction of each of the following conditions on or prior to the related Subsequent Purchase Date:

                     (i) in the case of a Subsequent Advance, the Originators shall have (x) provided the Trust, the Depositor, the Indenture Trustee, the Collateral Agent, the Note Insurer and the Initial Purchaser with a Notice of Borrowing at least three (3) Business Days prior to the Subsequent Purchase Date, which notice shall include a Mortgage Loan Schedule listing the Subsequent Mortgage Loans, (y) provided to the Note Insurer and the Liquidity Agent acting on its behalf, such loan level information as is generally provided to the lead underwriter for securitizations entered into by the Servicer and the Originators for purposes of calculation of the Market Value of the Mortgage Loans and (z) provided any other information reasonably and timely requested by any of the foregoing parties with respect to the Subsequent Mortgage Loans;

                     (ii) the Servicer shall have delivered to the Note Insurer the report described in Section 7.16(a) of the Sale and Servicing Agreement;

                     (iii) as of each Subsequent Purchase Date, neither the Originators nor the Depositor shall be insolvent, neither shall be made insolvent by such transfer and neither shall be aware of any pending insolvency;

                     (iv) such Subsequent Transfer shall not result in a material adverse tax consequence to the Trust or the Holder of the Note;

                     (v) in the case of a Subsequent Advance, no Default or Event of Default shall have occurred and be continuing;

                     (vi) the Depositor and the Trust shall have delivered to the Indenture Trustee an executed copy of a Subsequent Transfer Agreement, substantially in the form of Exhibit F to the Sale and Servicing Agreement,

                     (vii) the Trust and the Indenture Trustee shall have executed a Subsequent Pledge Agreement, substantially in the form of Exhibit B hereto;

                     (viii) in the case of a Subsequent Advance, a Trigger Event shall not have occurred and be continuing on such Subsequent Purchase Date, nor shall a Trigger Event occur as a result of such transfer and no event has occurred and is continuing or would result from such Subsequent Advance which, with the giving of notice or the passage of time, or both, would constitute a Trigger Event;

                     (ix) in the case of a Subsequent Advance, the Class A Note Principal Balance after giving effect to the Subsequent Advance in respect of such Subsequent Purchase Date would not exceed $200 million;

                     (x) the amount of the Subsequent Advance is at least $5 million;

                     (xi) all of the documents required to be delivered pursuant to Section 2.05 of the Sale and Servicing Agreement have been so delivered in accordance with the terms thereof and the Note Insurer shall have received a Certification from the Collateral Agent pursuant to Section 2.06(b) of the Sale and Servicing Agreement confirming such delivery (with no exceptions) not later than 2:00 P.M. (New York City, New York time) on the Business Day preceding the date on which such Subsequent Advance is to be made;

                     (xii) the Final Purchase Date shall not have occurred;

                     (xiii) in the case of a Subsequent Advance, the Holder shall have received a Notice of Borrowing in the form attached hereto as Exhibit E, duly executed by the Originators, not later than 2:00 P.M. (New York City, New York time) on the Business Day preceding the date on which such Subsequent Advance is requested to be made;

                     (xiv) the Indenture Trustee and the Note Insurer shall have received an Officer's Certificate of the Depositor certifying that all of the conditions precedent in this Section 2.14(b) have been satisfied; and

                     (xv) the Note Insurer, or Liquidity Agent acting on its behalf, shall prepare and deliver a report determining the Market Value of the Mortgage Loans to the Note Insurer and the Servicer.

                  (c) In connection with the transfer, assignment and pledge of the Subsequent Mortgage Loans, the Originators and the Depositor shall satisfy the document delivery requirements set forth in Section 2.05 of the Sale and Servicing Agreement.

         Section 2.15. Release of Collateral. The Issuer or the Servicer, on behalf of the Issuer, shall be entitled to obtain a release from the lien of this Indenture for any Collateral at any time, (i) after liquidation of the Collateral in accordance with Section 7.06 of the Sale and Servicing Agreement and the deposit of all Liquidation Proceeds and Insurance Proceeds in the Collection Account or (ii) upon the payment in full of the Mortgage Loans or the sale or other disposition of the Collateral with the consent of the Controlling Party. Any such release shall be subject to the condition that the Issuer shall have delivered to the Indenture Trustee a Trust Request (A) identifying the Collateral to be released, (B) requesting the release thereof, (C) setting forth the amount deposited in the Collection Account with respect thereto, and (D) certifying that the amount deposited in the Collection Account equals the entire amount of Insurance Proceeds and Liquidation Proceeds received with respect to such Collateral.

         Section 2.16. Breakage Costs. The Trust shall, in accordance with
Section 8.02(h), reimburse each Holder, upon its written request, for all losses, expenses and liabilities incurred by such Holder on account of any liquidation or reemployment of deposits or other funds acquired by such Holder to make, fund or maintain a Subsequent Advance hereunder if for any reason (other than the default by such Holder) the funding of any Subsequent Advance does not occur on a date specified therefor in the Notice of Borrowing ("Breakage Costs"). The Indenture Trustee may conclusively rely and shall be protected in relying on any such written request without any further investigation.

         Section 2.17. Book-Entry Note. In accordance with Section 2.06, the Note may be issued as one or more notes in the name of Cede & Co., as nominee for the Clearing Agency maintaining book-entry records with respect to ownership and transfer of such Notes, and registration of the Notes may not be transferred by the Note Registrar except upon Book-Entry Termination. In such case, the Note Registrar shall deal with the Clearing Agency as representative of the Beneficial Owners of such Notes for purposes of exercising the rights of Noteholders hereunder. Each payment of principal of and interest on a Book-Entry Note shall be paid to the Clearing Agency, which shall credit the amount of such payments to the accounts of its Clearing Agency Participants in accordance with its normal procedures. Each Clearing Agency Participant shall be responsible for disbursing such payments to the Beneficial Owners of the Book-Entry Notes that it represents and to each indirect participating brokerage firm (a "brokerage firm" or "indirect participating firm") for which it acts as agent. Each brokerage firm shall be responsible for disbursing funds to the Beneficial Owners of the Book-Entry Notes that it represents. All such credits and disbursements are to be made by the Clearing Agency and the Clearing Agency Participants in accordance with the provisions of the Notes. None of the Indenture Trustee, the Note Registrar, if any, the Trust or the Note Insurer shall have any responsibility therefor except as otherwise provided by applicable law. Requests and directions from, and votes of, such representatives shall not be deemed to be inconsistent if they are made with respect to different Beneficial Owners.

         Section 2.18. Termination of Book Entry System. (a) The book-entry system through the Clearing Agency with respect to the Book-Entry Notes may be terminated upon the happening of any of the following:

                     (i) The Clearing Agency advises the Indenture Trustee that the Clearing Agency is no longer willing or able to discharge properly its responsibilities as nominee and depositary with respect to the Notes and the Indenture Trustee is unable to locate a qualified successor Clearing Agency satisfactory to the Servicer, on behalf of the Trust;

                     (ii) The Certificateholder, on behalf of the Trust, in its sole discretion, elects to terminate the book-entry system by notice to the Clearing Agency and the Indenture Trustee; or

                     (iii) After the occurrence of an Event of Default (at which time the Indenture Trustee shall use all reasonable efforts to promptly notify each Beneficial Owner through the Clearing Agency of such Event of Default), the Beneficial Owners of no less than 51% of the Note Principal Balance of the Book-Entry Notes advise the Indenture Trustee in writing, through the related Clearing Agency Participants and the Clearing Agency, that the continuation of a book-entry system through the Clearing Agency to the exclusion of any Definitive Notes being issued to any person other than the Clearing Agency or its nominee is no longer in the best interests of the Beneficial Owners.

                  (b) Upon the occurrence of any event described in subsection
(a) of this Section 2.18, the Indenture Trustee shall use all reasonable efforts to notify all Beneficial Owners, through the Clearing Agency, of the occurrence of such event and of the availability of Definitive Notes to Beneficial Owners requesting the same, in an aggregate outstanding Note Principal Balance representing the interest of each, making such adjustments and allowances as it may find necessary or appropriate as to accrued interest and previous calls for redemption. Definitive Notes shall be issued only upon surrender to the Indenture Trustee of the global Note by the Clearing Agency, accompanied by registration instructions for the Definitive Notes. Neither the Trust nor the Indenture Trustee shall be liable for any delay in delivery of such instructions and may conclusively rely on, and shall be protected in relying on, such instructions. Upon issuance of the Definitive Notes, all references herein to obligations imposed upon or to be performed by the Clearing Agency shall cease to be applicable and the provisions relating to Definitive Notes shall be applicable.

                                   ARTICLE III

                                    COVENANTS

         Section 3.01. Payment of the Note. The Paying Agent, on behalf of the Trust will pay or cause to be duly and punctually paid the principal of, and interest on, the Note in accordance with the terms of the Note and this Indenture. The Note shall be a non-recourse obligation of the Trust and shall be limited in right of payment to amounts available from the Trust Estate as provided in this Indenture and the Trust shall not otherwise be liable for payments on the Note. No person shall be personally liable for any amounts payable under the Note. If any other provision of this Indenture conflicts or is deemed to conflict with the provisions of this Section 3.01, the provisions of this Section 3.01 shall control.

         Section 3.02. Maintenance of Office or Agency. (a) The Indenture Trustee will always maintain its corporate trust office at a location in the United States of America where Notes may be surrendered for registration of transfer or exchange, and where notices and demands to or upon the Trust in respect of the Note and this Indenture may be served. Such location shall be the Corporate Trust Office of the Indenture Trustee.

                  (b) The Owner Trustee, at the direction of the Majority Certificateholder, on behalf of the Trust may also from time to time, at the expense of the Majority Certificateholders, designate one or more other offices or agencies within the United States of America where the Note may be presented or surrendered for any or all such purposes and may from time to time rescind such designations; provided, however, any designation of an office or agency for payment of the Note shall be subject to Section 3.03 hereof. The Owner Trustee, at the direction of the Majority Certificateholders, on behalf of the Trust will give prompt written notice to the Indenture Trustee, Initial Purchaser and the
Note Insurer of any such designation or rescission and of any change in the location of any such other office or agency.

         Section 3.03. Money for Note Payments to Be Held In Trust. (a) All payments of amounts due and payable with respect to any Note that are to be made from amounts withdrawn from the related Payment Account pursuant to Section 8.02 hereof shall be made on behalf of the Trust by the Indenture Trustee, and no amounts so withdrawn from the related Payment Account for payments on the Note shall be paid over to the Trust under any circumstances except as provided in this Section 3.03 or in Section 8.02 hereof.

                  (b) If the Trust shall have a Note Registrar that is not also the Indenture Trustee, such Note Registrar shall furnish, no later than the fifth (5th) calendar day after each Record Date, a list, in such form as the Indenture Trustee may reasonably require, of the name and address of the Holder of the Note.

                  (c) Whenever the Trust shall have a Paying Agent other than the Indenture Trustee, the Servicer, on behalf of the Trust, will, on or before the Business Day next preceding each Payment Date, direct the Indenture Trustee in writing to deposit with such Paying Agent an aggregate sum sufficient to pay the amounts then becoming due (to the extent funds are then available for such purpose in the related Payment Account), such sum to be held in trust for the benefit of the Persons entitled thereto. Any moneys deposited with a Paying Agent in excess of an amount sufficient to pay the amounts then becoming due on the Note with respect to which such deposit was made shall, upon Trust Order, be paid over by such Paying Agent to the Indenture Trustee for application in accordance with Article VIII hereof.

                  (d) Subject to the prior written consent of the Controlling Party, any Paying Agent other than the Indenture Trustee may be appointed by Trust Order and at the expense of the Trust. The Trust shall not appoint any Paying Agent (other than the Indenture Trustee) that is not, at the time of such appointment, a depository institution or trust company whose obligations would be Permitted Investments pursuant to clause (b) of the definition of the term "Permitted Investments". The Servicer, on behalf of the Trust, will cause each Paying Agent other than the Indenture Trustee to execute and deliver to the Indenture Trustee and the Owner Trustee, on behalf of the Trust, an instrument in which such Paying Agent shall agree with the Indenture Trustee (and if the Indenture Trustee acts as Paying Agent, it hereby so agrees), subject to the provisions of this Section 3.03, that such Paying Agent will:

                     (i) allocate all sums received for payment to the Holder of the Note on each Payment Date among such Holder in the proportion specified in the applicable Noteholder's Statement, in each case to the extent permitted by applicable law;

                     (ii) hold all sums held by it for the payment of amounts due with respect to the Note in trust for the benefit of the Persons entitled thereto until such sums shall be paid to such Persons or otherwise disposed of as herein provided and pay such sums to such Persons as herein provided;

                     (iii) if such Paying Agent is not the Indenture Trustee, immediately resign as a Paying Agent and forthwith pay to the Indenture Trustee all sums held by it in trust for the payment of the Note if at any time the Paying Agent ceases to meet the standards set forth above required to be met by a Paying Agent at the time of its appointment;

                     (iv) if such Paying Agent is not the Indenture Trustee, give the Indenture Trustee notice of any Default by the Trust (or any other obligor upon the Note) in the making of any payment required to be made with respect to any Note for which it is acting as Paying Agent;

                     (v) if such Paying Agent is not the Indenture Trustee, at any time during the continuance of any such Default, upon the written request of the Indenture Trustee, forthwith pay to the Indenture Trustee all sums so held in trust by such Paying Agent; and

                     (vi) comply with all requirements of the Code, and all regulations thereunder, with respect to withholding from any payments made by it on any Note of any applicable withholding taxes imposed thereon and with respect to any applicable reporting requirements in connection therewith; provided, however, that with respect to withholding and reporting requirements applicable to original issue discount (if any) on the Note, the Servicer, on behalf of the Trust, has provided the calculations pertaining thereto to the Indenture Trustee and the Paying Agent.

                  (e) The Trust may at any time, for the purpose of obtaining the satisfaction and discharge of this Indenture or any other purpose, by Trust Order direct any Paying Agent, if other than the Indenture Trustee, to pay to the Indenture Trustee all sums held in trust by such Paying Agent, such sums to be held by the Indenture Trustee upon the same trusts as those upon which such sums were held by such Paying Agent; and upon such payment by any Paying Agent to the Indenture Trustee, such Paying Agent shall be released from all further liability with respect to such money.

                  (f) Any money held by the Indenture Trustee or any Paying Agent in trust for the payment of any amount due with respect to any Note and remaining unclaimed for two and one-half years after such amount has become due and payable to the Holder of such Note (or if earlier, three months before the date on which such amount would escheat to a governmental entity under applicable law) shall be discharged from such trust and paid to the Trust, for distribution to the Certificateholder; and the Holder of such Note shall thereafter, as an unsecured general creditor, look only to the Trust for payment thereof (but only to the extent of the amounts so paid to the Trust), and all liability of the Indenture Trustee or such Paying Agent with respect to such trust money shall thereupon cease. The Indenture Trustee may adopt and employ, at the expense of the Trust, any reasonable means of notification of such repayment (including, but not limited to, mailing notice of such repayment to the Noteholder whose Note has been called but has not been surrendered for redemption or whose right to or interest in moneys due and payable but not claimed is determinable from the records of the Indenture Trustee or any Paying Agent, at the last address of record for each such Holder).

         Section 3.04. Existence of Trust. (a) Subject to clauses (b) and (c) of this Section 3.04, the Trust will keep in full effect its existence, rights and franchises as a business trust under the laws of the State of Delaware or under the laws of any other state of the United States of America, and will obtain and preserve its qualification to do business in each jurisdiction in which such qualification is or shall be necessary to protect the validity and enforceability of this Indenture, the Note and the other Basic Documents.

                  (b) Subject to Section 3.09(g) hereof, and with the prior written consent of the Controlling Party, any entity into which the Trust may be merged or with which it may be consolidated, or any entity resulting from any merger or consolidation to which the Trust shall be a party, shall be the successor issuer under this Indenture without the execution or filing of any paper, instrument or further act to be done on the part of the parties hereto, anything in any agreement relating to such merger or consolidation, by which any such Trust may seek to retain certain powers, rights and privileges therefore obtaining for any period of time following such merger or consolidation to the contrary notwithstanding (other than Section 3.09(g)).

                  (c) Upon any consolidation or merger of or other succession to the Trust in accordance with this Section 3.04, the Person formed by or surviving such consolidation or merger (if other than the Trust) may exercise every right and power of, and shall have all of the obligations of, the Trust under this Indenture with the same effect as if such Person had been named as the issuer herein.

         Section 3.05. Protection of Trust Estate. (a) The Trust will, from time to time, execute and deliver all such supplements and amendments hereto and all such financing statements, continuation statements, instruments of further assurance and other instruments, and will take such other action as may be necessary or advisable to:

                     (i) Grant more effectively all or any portion of the Trust Estate as made by this Indenture;

                     (ii) maintain or preserve the lien of this Indenture or carry out more effectively the purposes hereof;

                     (iii) perfect, publish notice of or protect the validity of any Grant made or to be made by this Indenture;

                     (iv) enforce any of the Mortgage Loans or the Sale and Servicing Agreement; or

                     (v) preserve and defend title to the Trust Estate and the rights of the Indenture Trustee, the Noteholder and the Note Insurer in the Mortgage Loans and the other property held as part of the Trust Estate against the claims of all Persons and parties.

                  (b) The Indenture Trustee shall not, and shall not permit the Collateral Agent to, remove any portion of the Trust Estate that consists of money or is evidenced by an instrument, certificate or other writing from the jurisdiction in which it was held at the Closing Date or cause or permit ownership or the pledge of any portion of the Trust Estate that consists of book-entry securities to be recorded on the books of a Person located in a different jurisdiction from the jurisdiction in which such ownership or pledge was recorded at such time unless the Indenture Trustee shall have first received an Opinion of Counsel to the effect that the lien and security interest created by this Indenture with respect to such property will continue to be maintained after giving effect to such action or actions.

         Section 3.06. Opinions as to the Trust Estate. In the event the Final Purchase Date is extended beyond April 30, 2002, on or before April 30th in each calendar year, beginning in 2002, the Servicer, on behalf of the Trust, shall furnish to the Indenture Trustee, the Note Insurer and the Initial Purchaser an Opinion of Counsel reasonably satisfactory in form and substance to the Indenture Trustee, the Note Insurer and the Initial Purchaser either stating that, in the opinion of such counsel, such action has been taken as is necessary to maintain the lien and security interest created by this Indenture and reciting the details of such action or stating that in the opinion of such counsel no such action is necessary to maintain such lien and security interest. Such Opinion of Counsel shall also describe all such action, if any, that will, in the opinion of such counsel, be required to be taken to maintain the lien and security interest of this Indenture with respect to the Trust Estate until May 1st in the following calendar year.

         Section 3.07. Performance of Obligations. (a) The Trust shall punctually perform and observe all of its obligations under this Indenture and the other Basic Documents.

                  (b) The Trust shall not take any action and will use its Best Efforts not to permit any action to be taken by others that would release any Person from any of such Person's covenants or obligations under any of the Mortgage Files or under any instrument included in the Trust Estate, or that would result in the amendment, hypothecation, subordination, termination or discharge of, or impair the validity or effectiveness of, any of the documents or instruments contained in the Mortgage Files, except as expressly permitted in this Indenture, the other Basic Documents or such document included in the Mortgage File or other instrument.

                  (c) If the Servicer or the Owner Trustee, on behalf of the Trust, shall have knowledge of the occurrence of a default under the Sale and Servicing Agreement, the Servicer or the Owner Trustee, as applicable, shall promptly notify the Indenture Trustee, Rating Agencies, the Initial Purchaser, and the Note Insurer thereof, and, in the case of the Servicer, shall specify in such notice the action, if any, the Servicer is taking with respect to such default.

                  (d) Upon any termination of the Servicer's rights and powers pursuant to the Sale and Servicing Agreement, the Indenture Trustee shall promptly notify the Note Insurer and the Rating Agencies. As soon as any successor Servicer is appointed, the Indenture Trustee shall notify the Note Insurer and the Rating Agencies, specifying in such notice the name and address of such successor Servicer.

         Section 3.08. [Reserved].

         Section 3.09. Negative Covenants. The Trust shall not:

                  (a) sell, transfer, exchange or otherwise dispose of any portion of the Trust Estate, except as expressly permitted by this Indenture and the other Basic Documents;

                  (b) claim any credit on, or make any deduction from, the principal of, or interest on, any Note by reason of the payment of any taxes levied or assessed upon any portion of the Trust Estate;

                  (c) engage in any business or activity other than as permitted by the Trust Agreement or other than in connection with, or relating to, the issuance of the Note pursuant to this Indenture, or amend the Trust Agreement, as in effect on the Closing Date, other than with the consent of the Controlling Party in accordance with Section 11.01 of the Trust Agreement;

                  (d) incur, issue, assume or otherwise become liable for any indebtedness other than as provided under this Indenture and the Insurance Agreement;

                  (e) incur, assume, guaranty or agree to indemnify any Person with respect to any indebtedness of any Person, except for such indebtedness as may be incurred by the Trust in connection with the issuance of the Note pursuant to this Indenture;

                  (f) subject to Article IX of the Trust Agreement, dissolve or liquidate in whole or in part (until the Note is paid in full);

                  (g) (i) permit the validity or effectiveness of this Indenture or any Grant to be impaired, or permit the lien of this Indenture to be impaired, amended, hypothecated, subordinated, terminated or discharged, or permit any Person to be released from any covenants or obligations under this Indenture, except as may be expressly permitted hereby, (ii) permit any lien, charge, security interest, mortgage or other encumbrance (other than the lien of this Indenture) to be created on or extend to or otherwise arise upon or burden the Trust Estate or any part thereof or any interest therein or the proceeds thereof, or (iii) permit the lien of this Indenture not to constitute a valid perfected first priority security interest in the Trust Estate; or

                  (h) take any other action that should reasonably be expected to, or fail to take any action if such failure should reasonably be expected to, cause the Trust to be taxable as (x) an association pursuant to Section 7701 of the Code or (y) a taxable mortgage pool pursuant to Section 7701(i) of the Code.

         Section 3.10. Annual Statement as to Compliance. (a) In the event the Final Purchase Date is extended beyond April 30, 2002, on or before April 30, 2002, and each April 30 thereafter, the Servicer, on behalf of the Trust, shall deliver to the Indenture Trustee, the Note Insurer and the Depositor a written statement, signed by an Authorized Officer of the Servicer, on behalf of the Trust, stating that:

                  (b) a review of the fulfillment by the Trust during such year of its obligations under this Indenture has been made under such Authorized Officer's supervision; and

                  (c) to the best of such Authorized Officer's knowledge, based on such review, the Trust has complied with all conditions and covenants under this Indenture throughout such year, or, if there has been a Default in the fulfillment of any such covenant or condition, specifying each such Default known to such Authorized Officer and the nature and status thereof.

         Section 3.11. Restricted Payments. The Trust shall not, directly or indirectly, (i) pay any dividend or make any distribution (by reduction of capital or otherwise), whether in cash, property, securities or a combination thereof, to the Owner Trustee or any owner of a beneficial interest in the Trust or otherwise with respect to any ownership or equity interest or security in or of the Trust or to the Servicer, (ii) redeem, purchase, retire or otherwise acquire for value any such ownership or equity interest or security or (iii) set aside or otherwise segregate any amounts for any such purpose; provided, however, that the Trust may make, or cause to be made, distributions to the Servicer, the Indenture Trustee, the Owner Trustee, the Note Insurer and the Certificateholders as contemplated by, and to the extent funds are available for such purpose under this Indenture and the other Basic Documents and the Trust will not, directly or indirectly, make or cause to be made payments to or distributions from any Payment Account except in accordance with this Indenture.

         Section 3.12. Treatment of the Note as Indebtedness for Tax Purposes. For purposes of federal, state and local income, franchise and any other income taxes, the Trust will treat the Note as indebtedness, and hereby instructs the Indenture Trustee, Paying Agent and the Servicer, on behalf of the Trust to treat the Note as indebtedness for all applicable tax reporting purposes, and by its acceptance of a Note issued pursuant hereto, each Noteholder also so agrees to treat the Note.

         Section 3.13. Notice of Events of Default. Pursuant to Section 7.01(c) of the Sale and Servicing Agreement, the Servicer, on behalf of the Trust, shall give the Indenture Trustee, the Note Insurer, the Rating Agencies, the Initial Purchaser, the Liquidity Provider, the Back-up Servicer and the Depositor prompt written notice of each Event of Default and Trigger Event, each event which with the giving of notice or the passage of time, or both, would constitute an Event of Default or Trigger Event and each default on the part of the Servicer or the Originators of their obligations.

         Section 3.14. Further Instruments and Acts. Upon written request of the Indenture Trustee or the Note Insurer, the Owner Trustee, on behalf of the Trust, and at the direction of the Certificateholders, will execute and deliver such further instruments and do such further acts as may be reasonably necessary or proper to carry out more effectively the purpose of this Indenture.

         Section 3.15. Required Collateral Coverage Ratio. (a) The Issuer covenants and agrees that so long as any Note is outstanding, it will at all times maintain sufficient Collateral pledged to the Indenture Trustee hereunder such that a Collateral Deficiency Event (as determined by the Controlling Party in its sole and absolute discretion) will not occur.

                  (b) If a Collateral Deficiency Event occurs, the Issuer shall on the following Business Day pledge to the Indenture Trustee additional Mortgage Loans or cash having an aggregate Market Value at least equal to the Restoration Amount. If the Issuer fails to satisfy the requirements of the preceding sentence, an Event of Default shall be deemed to have occurred.

         Section 3.16. Limited Guaranty of Performance. (a) The Guarantor hereby unconditionally and irrevocably guarantees, as primary obligor, to the Note Insurer, each Noteholder and the Indenture Trustee, the performance of the obligations of each Originator, the Servicer, the Depositor and the Issuer (the "Obligor Parties"), including all covenants, agreements, terms, conditions and other obligations to be performed and observed by any Obligor Party under the Basic Documents, and shall include without limitation the due and punctual payment when due of all sums that are or may become owing by each Obligor Party, whether in respect of fees, expenses (including counsel fees), indemnified amounts, amounts required to be paid by any Obligor Party including any such amounts that mature after the commencement of any bankruptcy, involuntary or similar proceeding with respect to any Obligor Party (whether or not allowed as a claim in such proceeding) (but excluding the payment of any amounts payable by the Issuer in respect of the items set forth in Sections 8.02(d)-(h), (k) and
(n)-(o) of this Indenture) (the "Guaranteed Obligations"), in each case at the place of such payment or performance. Upon failure by the Issuer to pay or perform fully and punctually any such Guaranteed Obligation, the Guarantor shall within three (3) Business Days of written demand pay the amount not so paid and perform or cause to be performed such other Guaranteed Obligation, in each case at the place, in the manner and at the time specified in the Indenture. This guaranty is a guaranty of payment and performance and not of collection.

                  (b) The obligations of the Guarantor hereunder are unconditional and absolute and, without limiting the generality of the foregoing, shall not be released, discharged or otherwise affected by the Issuer, as a result of:

                     (i) any extension, renewal, settlement, compromise, waiver or release in respect of any Guaranteed Obligation or any related document in connection with the transactions contemplated hereby or thereby, whether by operation of law or otherwise;

                     (ii) any modification or amendment of or supplement to this Indenture, the Sale and Servicing Agreement or any related documents;

                     (iii) any change in the corporate existence, structure or ownership of any Obligor Party, or any insolvency, bankruptcy, reorganization or other similar proceeding affecting the Issuer, or its assets and properties or any resulting release or discharge of any Guaranteed Obligation;

                     (iv) the existence of any claim, set-off, defense or other right which the Guarantor may have at any time against any Obligor party, the Initial Purchaser, the Note Insurer, the Trust or its affiliates, or any other Person, whether in connection herewith or any unrelated transactions; provided, however, that nothing herein shall prevent the assertion of any such claim, set-off, defense or other right by separate suit or compulsory counterclaim;

                     (v) any invalidity or unenforceability relating to or against any Obligor Parties for any reason of this Indenture, the Sale and Servicing Agreement or any related documents, or any provision of applicable law purporting to prohibit the performance of any Guaranteed Obligation;

                     (vi) any other act, or omission to act, or delay of any kind, by any Obligor Party, the Indenture Trustee, the Note Insurer or any other Person; or

                     (vii) any other circumstance whatsoever which might, but for the provisions of this paragraph, constitute a legal or equitable discharge of the Guarantor's obligations hereunder. The guarantee provided in this Section 3.16 shall encompass any modification or amendment of, or supplement to, this Indenture, the Sale and Servicing Agreement or any related documents.

                  (d) The Guarantor's obligations hereunder shall remain in full force and effect until this Indenture and Note Insurance Policy have been terminated in accordance with their respective terms. If at any time any payment of any amount payable by any Obligor Party is rescinded or must be otherwise restored or returned upon the insolvency, bankruptcy or reorganization of any Obligor Party, the Guarantor's obligations hereunder with respect to such payment shall be reinstated as though such payment had been due but not made at such time.

                  (e) The Guarantor irrevocably waives acceptance hereof, presentment, demand, protest and any notice not provided for herein, as well as any requirement that at any time any action first be taken by any Person against any Obligor Parties, or any other Person, including that any action first be taken to pursue other remedies or to mitigate damages resulting from a failure by the Note to perform any Guaranteed Obligation, prior to seeking performance by the Guarantor of its obligations hereunder.

                  (f) Until one year and one day have passed since the Guaranteed Obligations of the Obligor Parties are satisfied in full, the Guarantor shall not enforce or otherwise exercise any right of subrogation to any of the rights of any other Person or any indemnified Person against any Obligor Party and, notwithstanding anything to the contrary contained herein, the Guarantor hereby waives all rights of subrogation (whether contractual, under Section 509 of the U.S. Bankruptcy Code, at law or in equity or otherwise) to the claims of the Noteholder, the Note Insurer or any other Person against any Obligor Party and all contractual, statutory or legal or equitable rights of contribution, reimbursement, indemnification and similar rights and "claims" (as that term is defined in the U.S. Bankruptcy Code) which the Guarantor might now have or hereafter acquire against any Obligor Party that arise from the existence or performance of the Guarantor's obligations hereunder.

         Section 3.17. Representations, Warranties and Covenants of Guarantor. The Guarantor represents and warrants to the Indenture Trustee, the Note Insurer and each Noteholder that as of each Closing Date and at all times while any Note remains outstanding:

                  (a) It has been duly organized and is validly existing as a corporation in good standing under the laws of the State of Delaware.

                  (b) It is duly licensed as a "Licensee" or is otherwise qualified in each state in which it transacts business to the extent required under applicable law unless, in either instance, the failure to take such action is not reasonably likely (either individually or in the aggregate) to cause a material adverse effect on the ability of the Guarantor to perform its obligations under the Basic Documents, and is not in default of such state's applicable laws, rules and regulations. It has the requisite power and authority and legal right to own and grant a lien on all of its right, title and interest in and to the Collateral, and to execute and deliver, engage in the transactions contemplated by, and perform and observe the terms and conditions of, this Indenture, the Sale and Servicing Agreement, the Insurance Agreement and the other documents evidencing or securing the Note (the "Transaction Documents").

                  (c) At all times after the Indenture Trustee has received a Mortgage Loan until payment in full of the Class A Note, the Originators will comply in all material respects with all applicable laws, and regulations promulgated with respect thereto.

                  (d) The Guarantor is solvent (the Guarantor's assets exceed its liabilities and the Guarantor is able to pay its debts as such debts become due). As of the date of this Agreement, the Guarantor is not in default under any mortgage, guaranty, borrowing agreement or other document evidencing or securing indebtedness or any contingent liability of the Guarantor to the Initial Purchaser, its affiliates or another lender (each, an "Other Debt Agreement" and, collectively, "Other Debt Agreements"). The performance by the Guarantor of this Indenture and the other Transaction Documents do not conflict with any term or provision of the certificate of incorporation or by-laws of the Guarantor or any law, rule, regulation, order, judgment, writ, injunction or decree applicable to the Guarantor of any court, regulatory body, administrative agency or governmental body having jurisdiction over the Guarantor and will not result in any violation of any of the Other Debt Agreements.

                  (e) All financial statements or certificates of the Guarantor or the officers of either entity furnished to the Note Insurer are true and complete in all material respects and do not omit to disclose any material liabilities or material contingent liabilities or other facts relevant to the Guarantor's financial condition. All such financial statements have been prepared in accordance with GAAP; provided, that interim financial statements do not need to include footnotes.

                  (f) No consent, approval, authorization or order of, registration or filing with, or notice to any governmental authority or court is required under applicable law in connection with the execution, delivery and performance by the Guarantor of this Indenture or the Sale and Servicing Agreement.

                  (g) There is no action, proceeding or investigation pending with respect to which the Guarantor has received service of process or, to the best of the Guarantor's knowledge, threatened against it before any court, administrative agency or other tribunal (A) asserting the invalidity of this Indenture or the Sale and Servicing Agreement, (B) seeking to prevent the consummation of any of the transactions contemplated by this Indenture or the Sale and Servicing Agreement, or
         (C) which might materially and adversely affect the validity or collectibility of the Mortgage Loans or the performance by the Guarantor of its obligations under, or the validity or enforceability of, this Indenture or the Sale and Servicing Agreement.

                  (h) There has been no material adverse change in the business, operations, financial condition, properties or prospects of the Guarantor since the date set forth in the most recent financial statements and other notices supplied to the Note Insurer which constitutes an impairment of the Guarantor's ability to perform its obligations under this Agreement or the Sale and Servicing Agreement.

                  (i) This Agreement and the Sale and Servicing Agreement have been duly authorized, executed and delivered by the Guarantor, all requisite corporate action having been taken, and each is valid, binding and enforceable against the Guarantor in accordance with its terms except as such enforcement may be affected by bankruptcy, by other insolvency laws, or by general principles of equity.

ARTICLE IV

                             CONDITIONS OF CLOSING;
                     SATISFACTION AND DISCHARGE OF INDENTURE

         Section 4.01. Conditions of Initial Purchaser's Obligations. The obligations of the Initial Purchaser to purchase the Note will be subject to the satisfaction on the Initial Closing Date of the following conditions:

                  (a) Each of the obligations of the Originators and the Depositor required to be performed by it on or prior to the Closing Date pursuant to the terms of the Basic Documents shall have been duly performed and complied with and all of the representations and warranties of the Depositor and the Originators under the Basic Documents shall be true and correct as of the Closing Date and no event shall have occurred which, with notice or the passage of time, would constitute a default under any Basic Documents, and the Note Insurer shall have received a certificate to the effect of the foregoing signed by an authorized officer of each of the Depositor and Originators.

                  (b) All fees and expenses set forth in Section 5.03 of the Sale and Servicing Agreement have been paid by the Originators and/or the Depositors.

                  (c) The Indenture Trustee shall have received the following additional closing documents, in form and substance reasonably satisfactory to the Note Insurer and its counsel:

                      (i)      the Mortgage Loan Schedule;

                      (ii) this Agreement, the Sale and Servicing Agreement, the Trust Agreement, and the Insurance Agreement and all documents required thereunder, duly executed and delivered by each of the parties thereto;

                      (iii) officer's certificates of an officer of each of the Originators and the Depositor, dated as of the Initial Closing Date, and attached thereto resolutions of the board of directors and a copy of the charter and by-laws;

                      (iv) copy of each of the Originators and the Depositor's charter and all amendments, revisions and supplements thereof, certified by a secretary of each entity;

                      (v) an opinion of counsel for the Originators and the Depositor as to various corporate matters in a form acceptable to the Note Insurer and its counsel;

                      (vi) opinions of counsel for the Originators and the Depositor relating to certain bankruptcy matters, in forms acceptable to the Note Insurer and its counsel;

                      (vii) an opinion of counsel for the Indenture Trustee and Collateral Agent in form and substance acceptable to the Note Insurer and its counsel;

                      (viii) an opinion of counsel for the Back-up Servicer in form and substance acceptable to the Note Insurer and its counsel;

                      (ix) an opinion of counsel for the Owner Trustee in form and substance acceptable to the Note Insurer and its counsel;

                      (x) an opinion or opinions of counsel for the Servicer, in form and substance acceptable to the
                               Note Insurer and its counsel;

                      (xi) confirmation from S&P that the Note has been or will upon issuance be rated AAA (and at least BBB without giving effect to the Note Insurance Policy);

                      (xii) confirmation from Moody's that the Note has been or will upon issuance be rated Aaa (and at least Baa2 without giving effect to the Note Insurance Policy); and

                      (xiii) confirmation from S&P and Moody's that the execution and delivery of this Indenture by the Initial Purchaser will not result in the reduction or withdrawal of the then current ratings on the Initial Purchaser's commercial paper notes.

                  (d) All proceedings in connection with the transactions contemplated by this Agreement and all documents incident hereto shall be satisfactory in form and substance to the Note Insurer and its counsel.

                  (e) The Originators and the Depositor shall have furnished the
Note Insurer with such other certificates of its officers or others and such other documents or opinions as the Note Insurer or its counsel may reasonably request.

                  (f) In the case of the obligation of the Initial Purchaser, the Note Insurer shall have issued the Note Insurance Policy.

         Section 4.02. Termination of Initial Purchaser's Obligations. The Initial Purchaser may terminate its obligations hereunder by written notice to the Originators and the Depositor at any time: (a) any of the conditions set forth in Section 4.01 are not satisfied when and as provided therein or a Trigger Event has occurred and is continuing; (b) there shall have been the entry of a decree or order by a court or agency or supervisory authority having jurisdiction in the premises for the appointment of a conservator, receiver or liquidator in any insolvency, readjustment of debt, marshalling of assets and liabilities or similar proceedings of or relating to the Depositor, the Trust, the Liquidity Provider or any Originator, or for the winding up or liquidation of the affairs of the Depositor, the Trust, the Liquidity Provider or any Originator; (c) there shall have been the consent by the Depositor, the Trust, the Liquidity Provider or any Originator to the appointment of a conservator or receiver or liquidator in any insolvency, readjustment of debt, marshalling of assets and liabilities or similar proceedings of or relating to the Depositor, the Trust, the Liquidity Provider or any Originator or of or relating to substantially all of the property of the Depositor, the Trust, the Liquidity Provider or any Originator; or (d) the Liquidity Provider (i) ceases to be rated at least "A-1" by S&P and "P-1" by Moody's, (ii) defaults on any of its obligations to the Initial Purchaser under any master repurchase agreement or other liquidity agreement to which it is a party or (iii) no longer provides the full amount of liquidity funding to the Initial Purchaser necessary in order to enable it to issue commercial paper to fund its purchase of the Note held by it and Subsequent Advances required to be made hereunder; provided, however, that,
(a) with respect to this clause (iii), a partial reduction of liquidity funding shall only result in a pro rata reduction in the Initial Purchaser's obligation to make Subsequent Advances hereunder and (b) in the event a replacement Liquidity Provider rated A-1 by S&P and P-1 by Moody's and otherwise acceptable to the Obligors and the Initial Purchaser assumes the obligations of the existing Liquidity Provider under the applicable master repurchase agreement or other liquidity agreements, and each Rating Agency shall have confirmed that continued making of Subsequent Advances by the Initial Purchaser hereunder will not result in the reduction or withdrawal of the then current ratings on its commercial paper in their sole discretion, the Initial Purchaser's obligations hereunder will not be terminated. The termination of the Initial Purchaser's obligations hereunder shall not terminate the Initial Purchaser's rights hereunder or its right to exercise any remedy available to it at law or in equity.

         Section 4.03. Satisfaction and Discharge of Indenture. Whenever the following conditions shall have been satisfied:

                  (a) the entire unpaid Note Principal Balance of the Note not theretofore delivered to the Indenture Trustee for cancellation has been paid and discharged;

                  (b) the Servicer, on behalf of the Trust, has paid or caused to be paid all other sums payable hereunder and under the other Basic Documents by the Trust (including, without limitations, amounts due the Indenture Trustee and the Note Insurer); and

                  (c) the Servicer, on behalf of the Trust, has delivered to the Indenture Trustee and the Note Insurer an Officers' Certificate and an Opinion of Counsel satisfactory in form and substance to the Indenture Trustee and the
Note Insurer each stating that all conditions precedent herein providing for the satisfaction and discharge of this Indenture have been complied with;

then, upon a Trust Request, this Indenture and the lien, rights and interests created hereby and thereby shall cease to be of further effect, and the Indenture Trustee and each co-trustee and separate trustee, if any, then acting as such hereunder shall, at the expense of the Trust (or of the Servicer in the case of a redemption by the Servicer pursuant to Section 10.01 hereof), execute and deliver all such instruments as may be necessary to acknowledge the satisfaction and discharge of this Indenture and shall pay, or assign or transfer and deliver, to the Trust or upon Trust Order all cash, securities and other property held by it as part of the Trust Estate remaining after satisfaction of the conditions set forth in clauses (a) and (b) above.

                  Notwithstanding the satisfaction and discharge of this Indenture, the obligations of the Indenture Trustee and any Paying Agent to the Trust and the Holder of the Note under Section 3.03 hereof, the obligations of the Indenture Trustee to the Holder of the Note under Section 4.04 hereof, the rights and protections of the Indenture Trustee under Article VI, and the provisions of Section 2.07 hereof with respect to lost, stolen, destroyed or mutilated Notes, registration of transfers of the Note and rights to receive payments of principal of and interest on the Note shall survive.

         Section 4.04. Application of Trust Money. All money deposited with the Indenture Trustee pursuant to Sections 3.03 and 4.03 hereof shall be held in trust and applied by it, in accordance with the provisions of the Note and this Indenture, to the payment, either directly or through any Paying Agent, as the Indenture Trustee may determine, to the Persons entitled thereto, of the principal and interest for whose payment such money has been deposited with the Indenture Trustee.

                                   ARTICLE V

                              DEFAULTS AND REMEDIES

         Section 5.01. Event of Default. "Event of Default", wherever used herein, means, with respect to the Note issued hereunder, any one of the following events (whatever the reason for such Event of Default and whether it shall be voluntary or involuntary or be effected by operation of law or pursuant to any judgment, decree or order of any court or any order, rule or regulation of any administrative or governmental body):

                  (a) if the Trust shall fail to pay or cause to pay to the Indenture Trustee, for the benefit of the Holder of the Note, on any Payment Date, any Interest Payment Amount;

                  (b) if the Trust shall fail to distribute or cause to be distributed to the Indenture Trustee, for the benefit of the Holder of the Note,
(x) on any Payment Date, an amount equal to the Class A Principal Payment Amount due on the Note on such Payment Date, to the extent that sufficient funds are on deposit in the Collection Account or (y) on the Final Stated Maturity Date for the Note, the aggregate Outstanding Note Principal Balance of the Note;

                  (c) (i) the Trust shall be in material breach or default in the due observance of any one or more of the covenants set forth in this Indenture or (ii) any of the Originators, ABFS, or the Depositor shall be in material breach or default of any one or more of the covenants set forth in the Sale and Servicing Agreement (and in respect of both clauses (i) and (ii) such breach or Default remains uncured for a period of 30 days after the discovery thereof).

                  (d) if the Trust shall consent to the appointment of a custodian, receiver, trustee or liquidator (or other similar official) of itself, or of a substantial part of its property, or shall admit in writing its inability to pay its debts generally as they come due, or a court of competent jurisdiction shall determine that the Trust is generally not paying its debts as they come due, or the Trust shall make a general assignment for the benefit of creditors;

                  (e) if the Trust shall file a voluntary petition in bankruptcy or a voluntary petition or an answer seeking reorganization in a proceeding under any bankruptcy laws (as now or hereafter in effect) or an answer admitting the material allegation of a petition filed against the Trust in any such proceeding, or the Trust shall, by voluntary petition, answer or consent, seek relief under the provisions of any now existing or future bankruptcy or other similar law providing for the reorganization or winding-up of debtors, or providing for an agreement, composition, extension or adjustment with its creditors;

                  (f) if an order, judgment or decree shall be entered in any proceeding by any court of competent jurisdiction appointing, without the consent (express or legally implied) of the Trust, a custodian, receiver, trustee or liquidator (or other similar official) of the Trust or any substantial part of its property, or sequestering any substantial part of its respective property, and any such order, judgment or decree or appointment or sequestration shall remain in force undismissed, unstayed or unvacated for a period of forty-five (45) days after the date of entry thereof;

                  (g) if a petition against the Trust in a proceeding under applicable bankruptcy laws or other insolvency laws, as now or hereafter in effect, shall be filed and shall not be stayed, withdrawn or dismissed within forty-five (45) days thereafter, or if, under the provisions of any law providing for reorganization or winding-up of debtors which may apply to the Trust, any court of competent jurisdiction shall assume jurisdiction, custody or control of the Trust or any substantial part of its property, and such jurisdiction, custody or control shall remain in force unrelinquished, unstayed or unterminated for a period of thirty (30) days;

                  (h) if there shall have occurred a Servicer Event of Default under the Sale and Servicing Agreement;

                  (i) with respect to any Other Debt Agreement which evidences debt owed by the Guarantor in excess of $1,000,000 and after the expiration of any applicable grace and/or cure period provided therein, (i) a monetary "event of default" by the Guarantor under such agreement, or (ii) a non-monetary "event of default" by the Guarantor under such agreement which has resulted in the acceleration of the underlying debt;

                  (j) the filing by the Guarantor of a petition for liquidation, reorganization, arrangement or adjudication as a bankrupt or similar relief under the bankruptcy, insolvency or similar laws of the United States or any state or territory thereof or of any foreign jurisdiction; the failure of the Guarantor to secure dismissal of any such petition filed against it within thirty (30) days of such filing; the making of any general assignment by the Guarantor, or any Affiliate for the benefit of creditors; the appointment of a receiver or trustee for the Guarantor, or for any part of the Guarantor's assets; the institution by the Guarantor of any other type of insolvency proceeding (under the Bankruptcy Code or otherwise) or of any formal or informal proceeding, for the dissolution or liquidation of, settlement of claims against, or winding up of the affairs of, the Guarantor; the institution of any such proceeding against the Guarantor if the Guarantor shall fail to secure dismissal thereof within thirty (30) days thereafter; the consent by the Guarantor to any type of insolvency proceeding against the Guarantor (under the Bankruptcy Code or otherwise); the occurrence of any event or existence of any condition which could be the ground, basis or cause for any proceeding or petition described in this clause (j);

                  (k) any material adverse change in the financial condition of the Guarantor or the existence of any other condition which, in the Note Insurer's sole and reasonable determination, constitutes an impairment of the Guarantor's ability to perform its obligations under this Agreement, the Insurance Agreement or the Sale and Servicing Agreement and which condition is not remedied within thirty (30) days after written notice to the Guarantor;

                  (l) a Collateral Deficiency Event which is not cured within two (2) Business Days;

                  (m) failure of the Redemption Date to have occurred on or before the Final Purchase Date; or

                  (n) a Trigger Event.

         Section 5.02. Acceleration of Maturity; Rescission and Annulment(a) .
(a) If an Event of Default occurs and is continuing, then and in every such case, but with the consent of the Controlling Party, the Indenture Trustee may, and at the written request of the Controlling Party, the Indenture Trustee shall, declare the Note to be immediately due and payable by a notice in writing to the Trust (and to the Indenture Trustee if given by the Noteholder), and upon any such declaration such Note, in an amount equal to the entire unpaid Note Principal Balance of such Note, together with accrued and unpaid interest thereon to the date of such acceleration, shall become immediately due and payable, all subject to the prior written consent of the Controlling Party.

                  (b) At any time after such a declaration of acceleration of maturity of the Note has been made and before a judgment or decree for payment of the money due has been obtained by the Indenture Trustee as hereinafter provided in this Article V, the Controlling Party, by written notice to the Trust and the Indenture Trustee, may rescind and annul such declaration and its consequences if:

                     (i) the Trust has paid or deposited with the Indenture Trustee a sum sufficient to pay:

                     (A) all payments of principal of, and interest on, the
                  Outstanding Note and all other amounts that would then be due hereunder or upon such Note if the Event of Default giving rise to such acceleration had not occurred; and

                     (B) all sums paid or advanced by the Indenture Trustee
                  hereunder and the reasonable compensation, expenses, disbursements and advances of the Indenture Trustee, its agents and counsel; and

                  (c) all Events of Default, other than the nonpayment of the principal of the Note that have become due solely by such acceleration, have been cured or waived as provided in Section 5.14 hereof.

                  (d) No such rescission shall affect any subsequent Default or impair any right consequent thereon.

         Section 5.03. Collection of Indebtedness and Suits for Enforcement by Indenture Trustee. Subject to the provisions of Section 3.01 hereof and the following sentence, if an Event of Default occurs and is continuing, the Indenture Trustee may, with the prior written consent of the Controlling Party, proceed to protect and enforce its rights and the rights of the Noteholder and the Note Insurer by any Proceedings the Indenture Trustee deems appropriate to protect and enforce any such rights, whether for the specific enforcement of any covenant or agreement in this Indenture or in aid of the exercise of any power granted herein, or enforce any other proper remedy. Any Proceedings brought by the Indenture Trustee, on behalf of the Noteholder and the Note Insurer, against the Trust shall be limited to the preservation, enforcement and foreclosure of the liens, assignments, rights and security interests under the Indenture and no attachment, execution or other unit or process shall be sought, issued or levied upon any assets, properties or funds of the Trust, other than the Trust Estate relative to the Note in respect of which such Event of Default has occurred. If there is a foreclosure of any such liens, assignments, rights and security interests under this Indenture, by private power of sale or otherwise, no judgment for any deficiency upon the indebtedness represented by the Note may be sought or obtained by the Indenture Trustee or any Noteholder against the Trust. The Indenture Trustee shall be entitled to recover the costs and expenses expended by it pursuant to this Article V including reasonable compensation, expenses, disbursements and advances of the Indenture Trustee, its agents and counsel from the Trust in accordance with the priorities set forth in Section
8.02 hereof.

         Section 5.04. Remedies. (a) If an Event of Default shall have occurred and be continuing and the Note been declared due and payable and such declaration and its consequences have not been rescinded and annulled, the Indenture Trustee, at the direction of the Controlling Party (subject to Section
5.17 hereof, to the extent applicable) shall, for the benefit of the Noteholder and the Note Insurer, do one or more of the following:

                     (i) institute Proceedings for the collection of all amounts then payable on the Note, or under this Indenture, whether by declaration or otherwise, enforce any judgment obtained, and collect from the Trust moneys adjudged due, subject in all cases to the provisions of Sections 3.01 and 5.03 hereof;

                     (ii) in accordance with Section 5.17 hereof, sell the Trust Estate or any portion thereof or rights or interest therein, at one or more public or private Sales called and conducted in any manner permitted by law (which sale may be conducted by the Liquidity Provider, as agent for the Indenture Trustee in accordance with Section
         5.17 hereof);

                     (iii) institute Proceedings from time to time for the complete or partial foreclosure of this Indenture with respect to the Trust Estate;

                     (iv) exercise any remedies of a secured party under the Uniform Commercial Code and take any other appropriate action to protect and enforce the rights and remedies of the Indenture Trustee or the Holder of the Note and the Note Insurer hereunder; and

                     (v) refrain from selling the Trust Estate and apply all funds on deposit in each of the Accounts pursuant to Section 8.02 hereof.

                  (b) Upon the occurrence of an Event of Default under Section
5.01 that has not been cured by the Depositor or the Issuer within the applicable cure period provided in the Sale and Servicing Agreement, the Indenture Trustee, if so directed by the Controlling Party shall take any or all of the following courses of action: (i) subject to providing seven Business Days' prior notice thereof to the Depositor, the Noteholder and the Note Insurer, sell the Pledged Mortgage Loans in the manner set forth in accordance with the Basic Documents; (ii) apply all collections in accordance with the priority of payments in Section 8.02; (iii) increase the per annum interest rate on the Note to LIBOR plus 4.00% or any lesser rate the Note Insurer determines in its sole discretion to be appropriate; (iv) arrange for the transfer of servicing of the Mortgage Loans to an newly appointed successor servicer; (v) terminate the Purchase Period; or (vi) waive any such Event of Default indefinitely or for a specific period of time as it deems appropriate.

                  (c) Upon the occurrence of an Event of Default under Section
5.01 that has not been cured by the Depositor or the Issuer within the applicable cure period provided in the Sale and Servicing Agreement, the Note Insurer may take action in the manner set forth in the Basic Documents.

                  (d) If an Event of Default has occurred and is continuing, in accordance with this Section 5.04 and Section 5.17, the Liquidity Provider shall receive a one time payment of the Liquidity Provider Placement and Expense Fee in accordance with Section 8.02 if one of the following occurs: (i) a sale of the Trust Estate is conducted through the Liquidity Provider, (ii) the Liquidity Provider becomes the holder of the Class A Note and is unable to conduct a sale pursuant to clause (iii), or (iii) a sale of the Class A Note to a purchaser other than the Initial Purchaser is conducted through the Liquidity Provider.

         Section 5.05. Indenture Trustee May File Proofs of Claim. (a) In case of the pendency of any receivership, insolvency, liquidation, bankruptcy, reorganization, arrangement, composition or other judicial Proceeding relative to the Trust or any other obligor upon the Note or the property of the Trust or of such other obligor or their creditors, the Indenture Trustee (irrespective of whether the Note shall then be due and payable as therein expressed or by declaration or otherwise and irrespective of whether the Indenture Trustee shall have made any demand on the Trust for the payment of any overdue principal or interest) shall, with the prior written consent of the Controlling Party, be entitled and empowered, by intervention in such Proceeding or otherwise to:

                     (i) file and prove a claim for the whole amount of principal and interest owing and unpaid in respect of the Note and file such other papers or documents as may be necessary or advisable in order to have the claims of the Indenture Trustee (including any claim for the reasonable compensation, expenses, disbursements and advances of the Indenture Trustee, its agents and counsel), the Noteholder and the Note Insurer allowed in such Proceeding, and

                     (ii) collect and receive any moneys or other property payable or deliverable on any such claims and to distribute the same; and any receiver, assignee, trustee, liquidator, or sequestrator (or other similar official) in any such Proceeding is hereby authorized by each Noteholder and the Note Insurer to make such payments to the

         Indenture Trustee and, in the event that the Indenture Trustee shall consent to the making of such payments directly to the Noteholder and the Note Insurer, to pay to the Indenture Trustee any amount due to it for the reasonable compensation, expenses, disbursements and advances of the Indenture Trustee, its agents and counsel.

                  (b) Nothing herein contained shall be deemed to authorize the Indenture Trustee to authorize or consent to or accept or adopt on behalf of any Noteholder or the Note Insurer any plan of reorganization, arrangement, adjustment or composition affecting the Note or the rights of any Holder thereof, or the Note Insurer, or to authorize the Indenture Trustee to vote in respect of the claim of any Noteholder or the Note Insurer in any such Proceeding.

         Section 5.06. Indenture Trustee May Enforce Claims Without Possession of the Note. All rights of action and claims under this Indenture or the Note may be prosecuted and enforced by the Indenture Trustee without the possession of the Note or the production thereof in any Proceeding relating thereto, and any such Proceeding instituted by the Indenture Trustee, at the direction of the Controlling Party, shall be brought in its own name as trustee of an express trust, and any recovery of judgment shall be for the ratable benefit of the Holder of the Note and the Note Insurer in respect of which such judgment has been recovered after payment of amounts required to be paid pursuant to clause
(b) of Section 8.02 hereof.

         Section 5.07. [Reserved]

         Section 5.08. Limitation on Suits. No Holder of a Note shall have any right to institute any Proceedings, judicial or otherwise, with respect to this Indenture, or for the appointment of a receiver or trustee, or for any other remedy hereunder, unless:

                  (a) such Holder has previously given written notice to the Indenture Trustee and the Note Insurer of a continuing Event of Default;

                  (b) the Holder or Holders of the Notes representing not less than 25% of the Note Principal Balance of the Outstanding Note shall have made written request to the Indenture Trustee to institute Proceedings in respect of such Event of Default in its own name as Indenture Trustee hereunder;

                  (c) such Holder has offered to the Indenture Trustee indemnity in full against the costs, expenses and liabilities to be incurred in compliance with such request;

                  (d) the Indenture Trustee, for sixty (60) days after its receipt of such notice, request and offer of indemnity, has failed to institute any such Proceeding;

                  (e) no direction inconsistent with such written request has been given to the Indenture Trustee during such sixty (60) day period by the Noteholder; and

                  (f) the consent of the Controlling Party shall have been obtained; it being understood and intended that no Noteholder shall have any right in any manner whatever by virtue of, or by availing of, any provision of this Indenture to affect, disturb or prejudice the rights of any other Holder of the Note or to obtain or to seek to obtain priority or preference over any other Holders or to enforce any right under this Indenture, except in the manner herein provided and for the equal and ratable benefit of the Noteholder.

         Section 5.09. Unconditional Rights of the Noteholder to Receive Principal and Interest. Subject to the provisions in this Indenture (including Sections 3.01 and 5.03 hereof) limiting the right to recover amounts due on a Note to recovery from amounts in the Trust Estate, the Holder of any Note shall have the right, to the extent permitted by applicable law, which right is absolute and unconditional, to receive payment of each installment of interest on such Note on the respective Payment Date for such installments of interest, to receive payment of each installment of principal of such Note when due (or, in the case of any Note called for redemption, on the date fixed for such redemption) and to institute suit for the enforcement of any such payment, and such right shall not be impaired without the consent of such Holder.

         Section 5.10. Restoration of Rights and Remedies. If the Indenture Trustee, the Note Insurer or any Noteholder has instituted any Proceeding to enforce any right or remedy under this Indenture and such Proceeding has been discontinued or abandoned for any reason, or has been determined to be adverse to the Indenture Trustee, the Note Insurer or to such Noteholder, then and in every such case the Indenture Trustee, the Note Insurer and the Noteholder shall, subject to any determination in such Proceeding, be restored severally and respectively to their former positions hereunder, and thereafter all rights and remedies of the Indenture Trustee, the Note Insurer and the Noteholder shall continue as though no such Proceeding had been instituted.

         Section 5.11. Rights and Remedies Cumulative. No right or remedy herein conferred upon or reserved to the Indenture Trustee, the Note Insurer or to the Noteholder is intended to be exclusive of any other right or remedy, and every right and remedy shall, to the extent permitted by law, be cumulative and in addition to every other right and remedy given hereunder or now or hereafter existing at law or in equity or otherwise. The assertion or employment of any right or remedy hereunder, or otherwise, shall not prevent the concurrent assertion or employment of any other appropriate right or remedy.

         Section 5.12. Delay or Omission Not Waiver. No delay or omission of the Indenture Trustee, the Note Insurer or of any Holder of any Note to exercise any right or remedy accruing upon any Event of Default shall impair any such right or remedy or constitute a waiver of any such Event of Default or an acquiescence therein. Every right and remedy given by this Article V or by law to the Indenture Trustee, the Note Insurer or the Noteholder may be exercised from time to time, and as often as may be deemed expedient, by the Indenture Trustee, the
Note Insurer or the Noteholder with the prior consent of the Note Insurer, as the case may be.

         Section 5.13. Controlling Party. The Controlling Party shall have the right to direct the time, method and place of conducting any Proceeding for any remedy available to the Indenture Trustee or exercising any trust or power conferred on the Indenture Trustee; provided that:

                  (a) such direction shall not be in conflict with any rule of law or with this Indenture; and

                  (b) the Indenture Trustee may take any other action deemed proper by the Indenture Trustee or as directed by the Controlling Party that is not inconsistent with such direction; provided, however, that, subject to
Section 6.01 hereof, the Indenture Trustee need not take any action that it determines might involve it in liability for which it is not adequately indemnified or be unjustly prejudicial to the Noteholder not consenting.

         Section 5.14. Waiver of Past Defaults. The Controlling Party may waive any past Default hereunder and its consequences, except a Default:

                  (a) in the payment of principal or any installment of interest on any Note; or

                  (b) in respect of a covenant or provision hereof that under
Section 9.02 hereof cannot be modified or amended without the consent of the Holders of the Note representing 100% of the outstanding Note Principal Balance.

                  Upon any such waiver, such Default shall cease to exist, and any Event of Default arising therefrom shall be deemed to have been cured for every purpose of this Indenture; but no such waiver shall extend to any subsequent or other Default or impair any right consequent thereon.

         Section 5.15. Undertaking for Costs. All parties to this Indenture agree, and each Holder of any Note by his acceptance thereof shall be deemed to have agreed, that any court may in its discretion require, in any suit for the enforcement of any right or remedy under this Indenture, or in any suit against the Indenture Trustee for any action taken, suffered or omitted by it as Indenture Trustee, the filing by any party litigant in such suit of an undertaking to pay the costs of such suit, and that such court may in its discretion assess reasonable costs, including reasonable attorneys' fees, against any party litigant in such suit, having due regard to the merits and good faith of the claims or defenses made by such party litigant; but the provisions of this Section 5.15 shall not apply to any suit instituted by the Indenture Trustee, to any suit instituted by the Initial Purchaser or any Noteholder, or group of the Noteholder, holding in the aggregate Notes representing more than 10% of the Note Principal Balance of the Outstanding Note, or to any suit instituted by the Initial Purchaser or any Noteholder for the enforcement of the payment of any Interest Payment Amount or Class A Principal Payment Amount on any Note on or after the related Payment Date or for the enforcement of the payment of principal of any Note on or after the Final Stated Maturity Date (or, in the case of any Note called for redemption, on or after the applicable Redemption Date).

         Section 5.16. Waiver of Stay or Extension Laws. The Trust covenants (to the extent that it may lawfully do so) that it will not at any time insist upon, or plead, or in any manner whatsoever claim or take the benefit or advantage of, any stay or extension of law wherever enacted, now or at any time hereafter in force, that may affect the covenants in, or the performance of, this Indenture; and the Trust (to the extent that it may lawfully do so) hereby expressly waives all benefit or advantage of any such law, and covenants that it will not hinder, delay or impede the execution of any power herein granted to the Indenture Trustee, but will suffer and permit the execution of every such power as though no such law had been enacted.

         Section 5.17. Sale of Trust Estate. (a) The power to effect any sale (a "Sale") of any portion of the Trust Estate pursuant to Sections 5.04 or 10.04 hereof shall not be exhausted by any one or more Sales as to any portion of the Trust Estate remaining unsold, but shall continue unimpaired until the entire Trust Estate shall have been sold or all amounts payable on the Note and under this Indenture with respect thereto shall have been paid. The Indenture Trustee may from time to time postpone any public Sale by public announcement made at the time and place of such Sale.

                  (b) To the extent permitted by law, (i) the Indenture Trustee or (ii) the Liquidity Provider, as agent for the Indenture Trustee for a sale pursuant to Section 5.04, shall not in any private Sale, sell or otherwise dispose of the Trust Estate, or any portion thereof, unless:

                     (i) the Controlling Party consents to or directs the Indenture Trustee to make such Sale; or

                     (ii) the proceeds of such Sale would be not less than the entire amount that would be payable to the Holder of the Note and the
         Note Insurer, in full payment thereof in accordance with Section 8.02 hereof, on the Payment Date next succeeding the date of such Sale, as set forth in a written notice to the Indenture Trustee from the Note Insurer.

The purchase by the Indenture Trustee of all or any portion of the Trust Estate at a private Sale shall not be deemed a Sale or disposition thereof for purposes of this Section 5.17(b). No Sale hereunder shall be effective without the consent of the Controlling Party.

                  (c) Unless the Holder of the Outstanding Note has otherwise consented or directed the Indenture Trustee, at any public Sale of all or any portion of the Trust Estate at which a minimum bid equal to or greater than the amount described in paragraph (ii) of subsection (b) of this Section 5.17 has not been established by the Indenture Trustee and no Person bids an amount equal to or greater than such amount, the Indenture Trustee in the manner set forth in
Section 5.17(d)(ii), acting in its capacity as Indenture Trustee (i) on behalf of the Noteholder and the Note Insurer, shall prevent such Sale and bid an amount at least $1.00 more than the highest other bid in order to preserve the Trust Estate on behalf of the Noteholder and the Note Insurer.

                  (d) In connection with a Sale of all or any portion of the Trust Estate:

                     (i) any Holder of the Note may bid for and purchase the property offered for Sale, and upon compliance with the terms of sale may hold, retain and possess and dispose of such property, without further accountability, and may, in paying the purchase money therefor, deliver any Outstanding Note or claims for interest thereon in lieu of cash up to the amount that shall, upon distribution of the net proceeds of such Sale, be payable thereon, and such Note, in case the amounts so payable thereon shall be less than the amount due thereon, shall be returned to the Holder thereof after being appropriately stamped to show such partial payment;

                     (ii) the Indenture Trustee may bid for and acquire the property offered for Sale in connection with any public Sale thereof, and, in lieu of paying cash therefor, may make settlement for the purchase price by crediting the gross Sale price against the sum of (A) the amount that would be payable to the Holder of the Note as a result of such Sale in accordance with Section 8.02 hereof on the Payment Date next succeeding the date of such Sale and (B) the expenses of the Sale and of any Proceedings in connection therewith which are reimbursable to it, without being required to produce the Note in order to complete any such Sale or in order for the net Sale price to be credited against such Note, and any property so acquired by the Indenture Trustee shall be held and dealt with by it in accordance with the provisions of this Indenture;

                     (iii) the Indenture Trustee shall execute and deliver an appropriate instrument of conveyance transferring its interest in any portion of the Trust Estate in connection with a Sale thereof,

                     (iv) the Indenture Trustee is hereby irrevocably appointed the agent and attorney-in-fact of the Trust to transfer and convey its interest in any portion of the Trust Estate in connection with a Sale thereof, and to take all action necessary to effect such Sale;

                     (v) no purchaser or transferee at such a Sale shall be bound to ascertain the Indenture Trustee's authority, inquire into the satisfaction of any conditions precedent or see to the application of any moneys; and

                     (vi) no Sale may be affected without the prior written consent of the Controlling Party.

         Section 5.18. Action on Notes. The Indenture Trustee's right to seek and recover judgment under this Indenture shall not be affected by the seeking, obtaining or application of any other relief under or with respect to this Indenture. Neither the lien of this Indenture nor any rights or remedies of the Indenture Trustee, the Note Insurer or the Holder of the Note shall be impaired by the recovery of any judgment by the Indenture Trustee against the Trust or by the levy of any execution under such judgment upon any portion of the Trust Estate.

                                   ARTICLE VI

                              THE INDENTURE TRUSTEE

         Section 6.01. Duties of Indenture Trustee. (a) If an Event of Default of which a Responsible Officer of the Indenture Trustee has actual knowledge has occurred and is continuing, the Indenture Trustee shall exercise such of the rights and powers vested in it by this Indenture, and use the same degree of care and skill in their exercise, as a prudent person would exercise or use under the circumstances in the conduct of his or her own affairs.

                  (b) Except during the continuance of an Event of Default:

                     (i) the Indenture Trustee need perform only those duties that are specifically set forth in this Indenture and no others and no implied covenants or obligations shall be read into this Indenture against the Indenture Trustee; and

                     (ii) in the absence of bad faith on its part, the Indenture Trustee may request and conclusively rely, as to the truth of the



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

         statements and the correctness of the opinions expressed therein, upon certificates or opinions furnished to the Indenture Trustee and conforming to the requirements of this Indenture. The Indenture Trustee shall, however, examine such certificates and opinions to determine whether they conform on their face to the requirements of this Indenture.

                  (c) The Indenture Trustee may not be relieved from liability for its own negligent action, its own negligent failure to act or its own willful misconduct, except that:

                     (i) this paragraph does not limit the effect of subsection
         (b) of this Section 6.01;

                     (ii) the Indenture Trustee shall not be liable for any error of judgment made in good faith by a Responsible Officer, unless it is proved that the Indenture Trustee was negligent in ascertaining the pertinent facts; and

                     (iii) the Indenture Trustee shall not be liable with respect to any action it takes or omits to take in good faith in accordance with a direction received by it pursuant to Sections 5.13 or
         5.17 hereof or exercising any trust or power or remedy conferred upon the Indenture Trustee under this Indenture.

                  (d) The Indenture Trustee shall not be deemed to have notice or knowledge of any Event of Default described in Sections 5.01(c), (d), (e),
(f), (g), (h), (i), (j), (k), (l), (m) or (n) hereof or of any event described in Section 3.05 hereof unless a Responsible Officer assigned to and working in the Indenture Trustee's corporate trust department and having direct responsibility for this Indenture has actual knowledge thereof or unless written notice of any event that is in fact such an Event of Default, or Default is received by the Indenture Trustee at the Corporate Trust Office, and such notice references the Note generally, the Trust, the Trust Estate or this Indenture.

                  (e) No provision of this Indenture shall require the Indenture Trustee to expend or risk its own funds or otherwise incur any financial liability in the performance of any of its duties hereunder, or in the exercise of any of its rights or powers, if it shall have reasonable grounds for believing that repayment of such funds or adequate indemnity against such risk or liability is not reasonably assured to it under this Indenture or the other Basic Documents.

                  (f) Every provision of this Indenture that in any way relates to the Indenture Trustee is subject to the provisions of this Section 6.01.

                  (g) Notwithstanding any extinguishment of all right, title and interest of the Trust in and to the Trust Estate following an Event of Default and a consequent declaration of acceleration of the maturity of the Note, whether such extinguishment occurs through a Sale of the Trust Estate to another Person, the acquisition of the Trust Estate by the Indenture Trustee or otherwise, the rights, powers and duties of the Indenture Trustee with respect to the Trust Estate (or the proceeds thereof), the Noteholder and the Note Insurer and the rights of the Noteholder and the Note Insurer shall continue to be governed by the terms of this Indenture.

                  (h) The Indenture Trustee, the Collateral Agent or any successor Collateral Agent appointed pursuant to Section 11.08 of the Sale and



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

Servicing Agreement shall at all times retain possession of the Indenture Trustee's Mortgage Files in the State of Delaware, or the State of New York, (or with respect to The Chase Manhattan Bank, as initial Collateral Agent, in the State of Texas) except for those Indenture Trustee's Mortgage Files or portions thereof released to the Servicer or the Note Insurer pursuant to this Indenture or the Sale and Servicing Agreement.

                  (i) Subject to the other provisions of this Indenture and without limiting the generality of this Section 6.01, the Indenture Trustee shall have no duty (A) to see to any recording, filing, or depositing of this Indenture or any agreement referred to herein or any financing statement or continuation statement evidencing a security interest, or to see to the maintenance of any such recording, filing or depositing or to any re-recording, refiling or redepositing of any thereof, (B) to see to any insurance, (C) to see to the payment or discharge of any tax, assessment, or other governmental charge or any lien or encumbrance of any kind owing with respect to, assessed or levied against, any part of the Trust Estate from funds available in the Payment Accounts or (D) to confirm or verify the contents of any reports or certificates of the Servicer delivered to the Indenture Trustee pursuant to this Indenture believed by the Indenture Trustee to be genuine and to have been signed or presented by the proper party or parties.

         Section 6.02. Notice of Default. Immediately after the occurrence of any Default of which a Responsible Officer of the Indenture Trustee has actual knowledge, the Indenture Trustee shall transmit by mail to the Note Insurer and the Depositor notice of each such Default and, within ninety (90) days after the occurrence of any Default known to the Indenture Trustee, the Indenture Trustee shall transmit by mail to all Holder of the Note notice of each such Default, unless such Default shall have been cured or waived; provided, however, that in no event shall the Indenture Trustee provide notice, or fail to provide notice of a Default known to the Indenture Trustee in a manner contrary to the requirements of the Trust Indenture Act.

         Section 6.03. Rights of Indenture Trustee. (a) Except as otherwise provided in Section 6.01 hereof, the Indenture Trustee may rely on, and be protected in acting or refraining to act upon any document believed by it to be genuine and to have been signed or presented by the proper Person. The Indenture Trustee need not investigate any fact or matter stated in any such document.

                  (b) Before the Indenture Trustee acts or refrains from acting, it may require an Officer's Certificate or an Opinion of Counsel reasonably satisfactory in form and substance to the Indenture Trustee. The Indenture Trustee shall not be liable for any action it takes or omits to take in good faith in reliance on any such Officer's Certificate or Opinion of Counsel.

                  (c) With the consent of the Controlling Party, which consent shall not be unreasonably withheld, the Indenture Trustee may act through agents and shall not be responsible for the misconduct or negligence of any agent appointed with due care.

                  (d) The Indenture Trustee shall not be liable for any action it takes or omits to take in good faith that it believes to be authorized or within its rights or powers.

                  (e) The Indenture Trustee shall be under no obligation to exercise any of the trusts or powers vested in it by this Indenture or to institute, conduct or defend any litigation hereunder or in relation hereto at the request, order or direction of the Controlling Party, pursuant to the provisions of this Indenture, unless the Controlling Party shall have offered to the Indenture Trustee reasonable security or indemnity against the costs, expenses and liabilities which may be incurred therein or thereby.

                  (f) The Indenture Trustee shall not be bound to make any investigation into the facts or matters stated in any resolution, certificate, statement, instrument, opinion, report, notice, request, consent, order, approval, bond or other paper or document, unless requested in writing to do so by the Controlling Party; provided, however, that if the payment within a reasonable time to the Indenture Trustee of the costs, expenses or liabilities likely to be incurred by it in the making of such investigation is, in the opinion of the Indenture Trustee, not reasonably assured to the Indenture Trustee by the security afforded to it by the terms of this Indenture, the Indenture Trustee may require reasonable indemnity against such cost, expense or liability as a condition to taking any such action.

                  (g) The right of the Indenture Trustee to perform any discretionary act enumerated in this Indenture shall not be construed as a duty, and the Indenture Trustee shall not be answerable for anything other than its negligence or willful misconduct in the performance of such act.

                  (h) Anything in this Agreement to the contrary notwithstanding, in no event shall the Indenture Trustee be liable for special, indirect or consequential loss or damage of any kind whatsoever (including but not limited to lost profits) even if the Indenture Trustee has been advised of the likelihood of such loss or damage and regardless of the form of action.

         Section 6.04. Not Responsible for Recitals or Issuance of the Note. The recitals contained herein and in the Note, except, with respect to the Indenture Trustee, the certificates of authentication on the Note, shall be taken as the statements of the Trust, and the Owner Trustee, the Indenture Trustee and the Authenticating Agent assume no responsibility for their correctness. The Owner Trustee and the Indenture Trustee make no representations with respect to the Trust Estate or as to the validity or sufficiency of this Indenture or of the Note. Neither the Indenture Trustee nor the Owner Trustee shall be accountable for the use or application by the Trust of the Note or the proceeds thereof or any money paid to the Trust or upon a Trust Order pursuant to the provisions hereof.

         Section 6.05. May Hold the Note. The Indenture Trustee, any Agent, or any other agent of the Trust, in its individual or any other capacity, may become the owner or pledgee of the Note and, subject to Section 6.13 hereof, may otherwise deal with the Trust or any Affiliate of the Trust with the same rights it would have if it were not Indenture Trustee, Agent or such other agent.

         Section 6.06. Money Held in Trust. Money held by the Indenture Trustee in trust hereunder need not be segregated from other funds except to the extent required by this Indenture or by law. The Indenture Trustee shall be under no liability for interest on any money received by it hereunder except as otherwise agreed with the Trust and except to the extent of income or other gain on investments that are obligations of the Indenture Trustee, in its commercial capacity, and income or other gain actually received by the Indenture Trustee on investments, which are obligations of others.



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

         Section 6.07. [Reserved].

         Section 6.08. Indenture Trustee's Capital and Surplus. The Indenture Trustee shall at all times (a)(i) have a combined capital and surplus of at least $50,000,000, or (ii) be a member of a bank holding company system, the aggregate combined capital and surplus of which is at least $100,000,000 and (b) be rated (or have long-term debt rated) "BBB" or better by S&P and "Baa2" by Moody's. If at any time the Indenture Trustee shall cease to be eligible in accordance with the provisions of this Section 6.08, it shall resign immediately in the manner and with the effect hereinafter specified in this Article VI.

         Section 6.09. Resignation and Removal; Appointment of Successor. (a) No resignation or removal of the Indenture Trustee and no appointment of a successor Indenture Trustee pursuant to this Article VI shall become effective until the acceptance of appointment by the successor Indenture Trustee under
Section 6.10 hereof.

                  (b) The Indenture Trustee may resign at any time by giving written notice thereof to the Trust, Note Insurer and each Rating Agency. If an instrument of acceptance by a successor Indenture Trustee shall not have been delivered to the Indenture Trustee within thirty (30) days after the giving of such notice of resignation, the resigning Indenture Trustee may petition any court of competent jurisdiction for the appointment of a successor Indenture Trustee.

                  (c) The Indenture Trustee may be removed at any time by the Controlling Party by written notice delivered to the Indenture Trustee and to the Trust.

                  (d) If at any time the Indenture Trustee shall cease to be eligible under Section 6.08 hereof or shall become incapable of acting or shall be adjudged bankrupt or insolvent, or a receiver of the Indenture Trustee or of its property shall be appointed, or any public officer shall take charge or control of the Indenture Trustee or of its property or affairs for the purpose of rehabilitation, conservation or liquidation;

then, in any such case, (x) the Owner Trustee, on behalf of the Trust, by a Trust Order, with the consent of the Controlling Party, may remove the Indenture Trustee, and the Owner Trustee, on behalf of the Trust, by a Trust Order, shall join with the Indenture Trustee in the execution, delivery and performance of all instruments and agreements necessary or proper to appoint a successor Indenture Trustee acceptable to the Controlling Party and to vest in such successor Indenture Trustee any property, title, right or power deemed necessary or desirable, subject to the other provisions of this Indenture; provided, however, if the Owner Trustee, on behalf of the Trust, and the Controlling Party do not join in such appointment within fifteen (15) days after the receipt by it of a request to do so, or in case an Event of Default has occurred and is continuing, the Indenture Trustee may petition a court of competent jurisdiction to make such appointment, or (y) subject to Section 5.15 hereof, and, in the case of a conflicting interest as described in clause (i) above, the Note Insurer or any Noteholder who has been a bona fide Holder of a Note for at least six (6) months or the Controlling Party may, on behalf of himself and all others similarly situated, with the consent of the Controlling Party, petition any court of competent jurisdiction for the removal of the Indenture Trustee and the appointment of a successor Indenture Trustee.




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

                  (e) If the Indenture Trustee shall resign, be removed or become incapable of acting, or if a vacancy shall occur in the office of the Indenture Trustee for any cause, the Owner Trustee, on behalf of the Trust, by a Trust Order, shall promptly appoint a successor Indenture Trustee acceptable to the Controlling Party. If within one (1) year after such resignation, removal or incapability or the occurrence of such vacancy a successor Indenture Trustee has not been approved by the Owner Trustee, a successor Indenture Trustee shall be appointed by the Controlling Party or, with the consent of the Controlling Party, by Act of the Noteholder delivered to the Trust and the retiring Indenture Trustee. The successor Indenture Trustee so appointed shall, forthwith upon its acceptance of such appointment, become the successor Indenture Trustee and supersede the predecessor Indenture Trustee appointed by the Trust. If no successor Indenture Trustee shall have been so appointed by the Trust, the Controlling Party, any Noteholder who has been a bona fide Holder of a Note for at least six (6) months may or the Controlling Party, on behalf of himself and all others similarly situated, petition any court of competent jurisdiction for the appointment of a successor Indenture Trustee.

                  (f) The Servicer, on behalf of the Trust, shall give notice of each resignation and each removal of the Indenture Trustee and each appointment of a successor Indenture Trustee to the Holder of the Note, the Rating Agencies and the Note Insurer. Each notice shall include the name of the successor Indenture Trustee and the address of its Corporate Trust Office.

         Section 6.10. Acceptance of Appointment by Successor Indenture
Trustee. (a) Every successor Indenture Trustee appointed hereunder shall execute, acknowledge and deliver to the Trust, the Initial Purchaser, the Note Insurer and the retiring Indenture Trustee an instrument accepting such appointment, and thereupon the resignation or removal of the retiring Indenture Trustee shall become effective and such successor Indenture Trustee, without any further act, deed or conveyance, shall become vested with all the rights, powers, trusts and duties of the retiring Indenture Trustee. Notwithstanding the foregoing, upon a Trust Request of the Owner Trustee, on behalf of the Trust, or the successor Indenture Trustee, such retiring Indenture Trustee shall, upon payment of all amounts owing to it, execute and deliver an instrument transferring to such successor Indenture Trustee all the rights, powers and trusts of the retiring Indenture Trustee, and shall duly assign, transfer and deliver to such successor Indenture Trustee all property and money held by such retiring Indenture Trustee hereunder. Upon a written request of any such successor Indenture Trustee, the Owner Trustee, on behalf of the Trust, shall, with the written consent of the Controlling Party, execute and deliver any and all instruments for more fully and certainly vesting in and confirming to such successor Indenture Trustee all such rights, powers and trusts.

                  (b) No successor Indenture Trustee shall accept its appointment unless at the time of such acceptance such successor Indenture Trustee shall be qualified and eligible under this Article VI.



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


         Section 6.11. Merger, Conversion, Consolidation or Succession to Business of Indenture Trustee. Any corporation or banking association into which the Indenture Trustee may be merged or converted or with which it may be consolidated, or any corporation or banking association resulting from any merger, conversion or consolidation to which the Indenture Trustee shall be a party, or any corporation or banking association succeeding to all or substantially all of the corporate trust business of the Indenture Trustee, shall be the successor of the Indenture Trustee hereunder; provided, that such corporation or banking association shall be otherwise qualified and eligible under this Article VI, without the execution or filing of any paper or any further act on the part of any of the parties hereto. In case any Note has been authenticated, but not delivered, by the Indenture Trustee then in office, any successor by merger, conversion or consolidation to such authenticating Indenture Trustee may adopt such authentication and deliver the Note so authenticated with the same effect as if such successor Indenture Trustee had authenticated such Note.

         Section 6.12. [Reserved].

         Section 6.13. Co-Indenture Trustees and Separate Indenture Trustees.
(a) At any time or times, for the purpose of meeting the legal requirements of any jurisdiction in which any of the Trust Estate may at the time be located, the Indenture Trustee shall have power to appoint, and, upon the written request of the Indenture Trustee, the Controlling Party and the Owner Trustee, on behalf of the Trust, shall for such purpose join with the Indenture Trustee in the execution, delivery and performance of all instruments and agreements necessary or proper to appoint, one or more Persons approved by the Indenture Trustee either to act as co-trustee, jointly with the Indenture Trustee, of all or any part of the Trust Estate, or to act as separate trustee of any such property, in either case with such powers as may be provided in the instrument of appointment, and to vest in such Person or Persons in the capacity aforesaid, any property, title, right or power deemed necessary or desirable, subject to the other provisions of this Section 6.13. If the Owner Trustee, on behalf of the Trust, does not join in such appointment within fifteen (15) days after the receipt by it of a request to do so, or in case an Event of Default has occurred and is continuing, the Indenture Trustee alone shall have power to make such appointment.

                  (b) Should any written instrument from the Trust be required by any co-trustee or separate trustee so appointed for more fully confirming to such co-trustee or separate trustee such property, title, right or power, any and all such instruments shall, on written request, be executed, acknowledged and delivered by the Owner Trustee, on behalf of the Trust, with the written consent of the Controlling Party.

                  (c) Every co-trustee or separate trustee shall, to the extent permitted by law, but to such extent only, be appointed subject to the following terms:

                     (i) The Note shall be authenticated and delivered and all rights, powers, duties and obligations hereunder in respect of the custody of securities, cash and other personal property held by, or required to be deposited or pledged with, the Indenture Trustee hereunder, shall be exercised, solely by the Indenture Trustee.

                     (ii) The rights, powers, duties and obligations hereby conferred or imposed upon the Indenture Trustee in respect of any property covered by such appointment shall be conferred or imposed upon and exercised or performed by the Indenture Trustee or by the Indenture Trustee and such co-trustee or separate trustee jointly, as shall be provided in the instrument appointing such co-trustee or separate trustee, except to the extent that under any law of any jurisdiction in which any particular act is to be performed, the Indenture Trustee shall be incompetent or unqualified to perform such act, in which event such rights, powers, duties and obligations shall be exercised and performed by such co-trustee or separate trustee.

                     (iii) The Indenture Trustee at any time, by an instrument in writing, executed by it, with the concurrence of the Owner Trustee, on behalf of the Trust, evidenced by a Trust Order, may accept the resignation of or remove any co-trustee or separate trustee appointed under this Section 6.13, and, in case an Event of Default has occurred and is continuing, the Indenture Trustee shall have power to accept the resignation of, or remove, any such co-trustee or separate trustee without the concurrence of the Trust or the Owner Trustee, but upon the written request of the Indenture Trustee, the Owner Trustee, on behalf of the Trust, shall join with the Indenture Trustee in the execution, delivery and performance of all instruments and agreements necessary or proper to effectuate such resignation or removal. A successor to any co-trustee or separate trustee so resigned or removed may be appointed in the manner provided in this Section 6.13.

                     (iv) No trustee hereunder shall be personally liable by reason of any act or omission of any other such trustee hereunder.

                     (v) Any Act of the Noteholder delivered to the Indenture Trustee shall be deemed to have been delivered to each such co-trustee and separate trustee.

         Section 6.14. Authenticating Agents. (a) The Owner Trustee, acting at the direction of the Majority Certificateholders, shall appoint an Authenticating Agent with power to act on the Trust's behalf, subject to the direction of the Majority Certificateholders, in the authentication and delivery of the Note designated for such authentication and, containing provisions therein for such authentication (unless the Owner Trustee, acting at the direction of the Majority Certificateholders, has made other arrangements, satisfactory to the Indenture Trustee and such Authenticating Agent, for notation on the Note of the authority of an Authenticating Agent appointed after the initial authentication and delivery of such Note) in connection with transfers and exchanges under Section 2.06 hereof, as fully to all intents and purposes as though the Authenticating Agent had been expressly authorized by
Section 2.06 hereof to authenticate and deliver Notes. For all purposes of this Indenture (other than in connection with the authentication and delivery of the Note pursuant to Sections 2.05 and 2.11 hereof in connection with its initial issuance), the authentication and delivery of the Note by the Authenticating Agent pursuant to this Section 6.14 shall be deemed to be the authentication and delivery of the Note "by the Indenture Trustee." Such Authenticating Agent shall at all times be a Person that has an office for presentation of the Note in the United States of America. The Indenture Trustee shall initially be the Authenticating Agent and shall be the Note Registrar as provided in Section 2.06 hereof. The office from which the Indenture Trustee shall perform its duties as

Note Registrar and Authenticating Agent shall be its Corporate Trust Office. Any Authenticating Agent (other than the Indenture Trustee) appointed pursuant to the terms of this Section 6.14 or pursuant to the terms of any supplemental indenture shall deliver to the Indenture Trustee as a condition precedent to the effectiveness of such appointment an instrument accepting the trusts, duties and responsibilities of Authenticating Agent and of the Note Registrar or co-Note Registrar and indemnifying the Indenture Trustee for and holding the Indenture Trustee harmless against, any loss, liability or expense (including reasonable attorneys' fees) incurred without negligence or bad faith on its part, arising out of or in connection with the acceptance, administration of the trust or exercise of authority by such Authenticating Agent, Note Registrar or co-Note Registrar.

                  (b) Any corporation or banking association into which any Authenticating Agent may be merged or converted or with which it may be consolidated, or any corporation or banking association resulting from any merger, consolidation or conversion to which any Authenticating Agent shall be a party, or any corporation or banking association succeeding to the corporate trust business of any Authenticating Agent, shall be the successor of the Authenticating Agent hereunder, if such successor corporation is otherwise eligible under this Section 6.14, without the execution or filing of any further act on the part of the parties hereto or the Authenticating Agent or such successor corporation or banking association.

                  (c) Any Authenticating Agent may at any time resign by giving written notice of resignation to the Trust. The Owner Trustee, acting at the direction of the Majority Certificateholders, may at any time terminate the agency of any Authenticating Agent by giving written notice of termination to such Authenticating Agent and the Indenture Trustee. Upon receiving such a notice of resignation or upon such a termination, or in case at any time any Authenticating Agent shall cease to be eligible under this Section 6.14, the Owner Trustee, acting at the direction of the Majority Certificateholders, shall promptly appoint a successor Authenticating Agent, shall give written notice of such appointment to the Indenture Trustee, and shall mail notice of such appointment to the Noteholder.

                  (d) The Indenture Trustee agrees, subject to Section 6.01(e) hereof, to pay to any Authenticating Agent from time to time reasonable compensation for its services and the Indenture Trustee shall be entitled to be reimbursed for such payments pursuant to Section 6.16 hereof. The provisions of Sections 2.09, 6.04 and 6.05 hereof shall be applicable to any Authenticating Agent.

         Section 6.15. Review of Mortgage Files. (a) The Indenture Trustee shall, on or prior to the Closing Date, execute and deliver the acknowledgement of receipt of the Note Insurance Policy required by Section 2.06(a) of the Sale and Servicing Agreement.

                  (b) The Indenture Trustee shall cause the Collateral Agent to
(i) on or prior to each Closing Date, execute and deliver the Final Certification required by Section 2.06(b) of the Sale and Servicing Agreement.

                  (c) In giving each of the acknowledgements and the Final Certification referred to in clauses (a) and (b) of this Section 6.15, neither the Indenture Trustee nor the Collateral Agent shall be under any duty or obligation (i) to inspect, review or examine any such documents, instruments, securities or other papers to determine that they or the signatures thereto are genuine, enforceable, or appropriate for the represented purpose or that they have actually been recorded or that they are other than what they purport to be on their face or (ii) to determine whether any Mortgage File should include a flood insurance policy, any rider, addenda, surety or guaranty agreement, power of attorney, buy down agreement, assumption agreement, modification agreement, written assurance or substitution agreement.

                  (d) No later than the fifth Business Day of each month, commencing in May 2001, the Indenture Trustee shall cause the Collateral Agent to deliver to the Servicer and the Note Insurer a recordation report dated as of the first day of such month, identifying those Mortgage Loans for which it has not yet received (i) an original recorded Mortgage or a copy thereof certified to be true and correct by the public recording office in possession of such Mortgage or (ii) an original recorded Assignment of Mortgage to the Indenture Trustee and any required intervening Assignments of Mortgage or a copy thereof certified to be a true and correct copy by the public recording office in possession of such Assignment of Mortgage.

         Section 6.16. Indenture Trustee Fees and Expenses. The Indenture Trustee shall be entitled to receive the Indenture Trustee Fee on each Payment Date as provided herein. The Indenture Trustee and the Collateral Agent also shall be entitled to (i) payment of or reimbursement for expenses, disbursements and advances incurred or made by the Indenture Trustee or the Collateral Agent, as applicable, in accordance with any of the provisions of this Indenture (including, but not limited to, the reasonable compensation and the expenses and disbursements of its counsel and of all persons not regularly in its employ), and (ii) indemnification against losses, liability and expenses, including reasonable attorney's fees, incurred, arising out of or in connection with acting as Indenture Trustee or Collateral Agent, as applicable, under this Indenture, the Note and the Sale and Servicing Agreement and the other Basic Documents. The Indenture Trustee or the Collateral Agent, as applicable, and any director, officer, employee or agent of the Indenture Trustee or the Collateral Agent, as applicable, shall be indemnified by, first, the Trust and, second, the Servicer and held harmless against any loss, liability or reasonable expense incurred in connection with this Indenture or the Note, other than any loss, liability or expense incurred by reason of willful misfeasance, bad faith or negligence in the performance by the Indenture Trustee or the Collateral Agent, as applicable, of its duties hereunder. The obligations of the Servicer and the Trust under this Section 6.16 shall survive termination of the Trust, payment of the Note and the resignation and removal of the Indenture Trustee and the Collateral Agent, and shall extend to any co-Indenture Trustee or separate-Indenture Trustee appointed pursuant to this Article VI.

                                   ARTICLE VII

                          NOTEHOLDER' LISTS AND REPORTS

         Section 7.01. Note Registrar to Furnish Indenture Trustee the Name and Address of the Noteholder. (a) The Note Registrar shall furnish or cause to be furnished to the Indenture Trustee (i) semiannually, not less than forty-five
(45) days nor more than sixty (60) days after the Payment Date occurring closest to six (6) months after the Closing Date and each Payment Date occurring at six
(6) month intervals thereafter, all information in the possession or control of the Note Registrar, in such form as the Indenture Trustee may reasonably require, as to name and address of the Holder of the Note, and (ii) at such



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

other times, as the Indenture Trustee may request in writing, within thirty (30) days after receipt by the Note Registrar of any such request, a list of similar form and content as of a date not more than ten (10) days prior to the time such list is furnished; provided, however, that so long as the Indenture Trustee is the Note Registrar, no such list shall be required to be furnished.

                  (b) In addition to furnishing to the Indenture Trustee the Noteholder lists, if any, required under clause (a) of this Section 7.01, the Note Registrar shall also furnish all Noteholder lists, if any, required under
Section 3.03 hereof at the times required by such Section 3.03.

         Section 7.02. Preservation of Information; Communications to Noteholder. The Indenture Trustee shall preserve, in as current a form as is reasonably practicable, the name and address of the Holder of the Note contained in the most recent list, if any, furnished to the Indenture Trustee as provided in Section 7.01 hereof and the name and address of the Holder of the Note received by the Indenture Trustee in its capacity as Note Registrar. The Indenture Trustee may destroy any list furnished to it as provided in Section
7.01 hereof upon receipt of a new list so furnished.

                                  ARTICLE VIII

           ACCOUNTS, PAYMENTS OF INTEREST AND PRINCIPAL, AND RELEASES

         Section 8.01. Accounts; Investment; Collection of Moneys. (a) The
Trust hereby directs the Indenture Trustee to establish, on or before the Closing Date, at its Corporate Trust Office, one or more Eligible Accounts that shall collectively be the "Payment Account". The Indenture Trustee shall promptly deposit in the Payment Account (i) the Servicer Remittance Amount received by it from the Servicer on the Servicer Payment Date pursuant to the Sale and Servicing Agreement, (ii) any other funds from any deposits to be made by the Servicer pursuant to the Sale and Servicing Agreement, (iii) any amount required to be deposited in such Payment Account pursuant to this Section 8.01,
(iv) all amounts received pursuant to Section 8.03 hereof, (v) any amount required to be deposited pursuant to Section 8.05 hereof, (vi) the Termination Price received by it from either the Majority Certificateholder or the Servicer on the Clean-up Call Date pursuant to Section 10.01, and (vii) all other amounts received for deposit in the Payment Account, including the payment of any Loan Repurchase Price for a Mortgage Loan received by the Indenture Trustee. All amounts that are deposited from time to time in a Payment Account are subject to withdrawal by the Indenture Trustee for the purposes set forth in Section 8.02 hereof. All funds withdrawn from the Payment Account pursuant to Section 8.02 hereof for the purpose of making payments to the Holder of the Note shall be applied in accordance with Sections 3.03 and 8.02 hereof.

                  (b) So long as no Default or Event of Default shall have occurred and be continuing, amounts held in the Accounts, other than the Note Insurance Payment Account, shall at the written direction of the Servicer be invested in Permitted Investments, which Permitted Investments shall mature no later than the Business Day preceding the immediately following Payment Date.




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

                  (c) All income or other gains, if any, from investment of moneys deposited in the Payment and Collection Accounts shall be for the benefit of the Servicer and on each Payment Date, any such amounts may be released from the Accounts and paid to the Servicer as part of its compensation for acting as Servicer. Any loss resulting from such investment of moneys deposited in an Account shall be reimbursed immediately as incurred to the related Account by the Servicer. Subject to Section 6.01 hereof and the preceding sentence, neither the Indenture Trustee nor the Servicer shall in any way be held liable by reason of any insufficiency in the Accounts.

                  (d) The Indenture Trustee shall not in any way be held liable by reason of any insufficiency in any Account held by the Indenture Trustee resulting from any investment loss on any Permitted Investment included therein (except to the extent that the Indenture Trustee is the obligor and has defaulted thereon).

                  (e) Except as otherwise expressly provided herein, the Indenture Trustee may demand payment or delivery of, and shall receive and collect, directly and without intervention or assistance of any fiscal agent or other intermediary, all money and other property payable to or receivable by the Indenture Trustee pursuant to this Indenture. The Indenture Trustee shall hold all such money and property received by it as part of the Trust Estate and shall apply it as provided in this Indenture.

                  (f) If the Indenture Trustee shall not have received the Servicer Remittance Amount by close of business on any related Servicer Payment Date, the Indenture Trustee shall, unless the Servicer shall have made provisions satisfactory to the Indenture Trustee for delivery to the Indenture Trustee of an amount equal to such Servicer Remittance Amount, deliver a notice, with a copy to the Note Insurer, Liquidity Provider, and the Back-up Servicer, to the Servicer of its failure to remit such Servicer Remittance Amount and that such failure, if not remedied by the close of business on the Business Day after the date upon which such notice is delivered to the Servicer, shall constitute a Servicer Event of Default under the Sale and Servicing Agreement. If the Indenture Trustee shall subsequently receive any such Servicer Remittance Amount by the close of business on such Business Day, such Servicer Event of Default shall not be deemed to have occurred. Notwithstanding any other provision hereof, the Indenture Trustee shall deliver to the Servicer, or its designee or assignee, any Servicer Remittance Amount received with respect to a Mortgage Loan after the related Servicer Payment Date to the extent that the Servicer previously made payment or provision for payment with respect to such Servicer Remittance Amount in accordance with this Section 8.01, and any such Servicer Remittance Amount shall not be deemed part of the Trust Estate.

                  (g) Except as otherwise expressly provided in this Indenture and the Sale and Servicing Agreement, if, following delivery by the Indenture Trustee of the notice described above, the Servicer shall fail to remit the Servicer Remittance Amount on any Servicer Payment Date, the Indenture Trustee shall deliver a second notice to the Servicer, Liquidity Provider, the Back-up Servicer, the Trust and the Note Insurer by the close of business on the third Business Day prior to the related Payment Date indicating that a Servicer Event of Default occurred and is continuing under the Sale and Servicing Agreement. Thereupon, the Indenture Trustee shall take such actions as are required of the Indenture Trustee under Article VII of the Sale and Servicing Agreement. In




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

addition, if a default occurs in any other performance required under the Sale and Servicing Agreement, the Indenture Trustee may, and upon the request of the Controlling Party or, with the consent of the Controlling Party shall, take such action as may be appropriate to enforce such payment or performance including the institution and prosecution of appropriate Proceedings. The Indenture Trustee shall promptly notify the Liquidity Agent of such action taken by it. Any such action shall be without prejudice to any right to claim a Default or, Event of Default under this Indenture and to proceed thereafter as provided in
Article V hereof.

         Section 8.02. Payments. Any money collected by the Indenture Trustee with respect to the Note pursuant to this Article VIII or otherwise and any other monies that may then be held or thereafter received by the Indenture Trustee as security for such Note shall be applied in the following order (a) prior to the declaration of any Event of Default or following the rescission and annulment thereof, on each Payment Date or (b) during the pendency of any Event of Default, at the date or dates fixed by the Controlling Party and, in case of the payment of the entire amount due on account of principal of, and interest on, the Note, to the extent required by Section 2.08, upon presentation and surrender thereof:

                  (a) first, to the Servicer, any amounts required to pay the Servicer for any unpaid Servicing Fees then due;

                  (b) second, any Back-Up Servicer Standby Fee then due;

                  (c) third, to the Indenture Trustee, any unpaid Indenture Trustee Fees then due and any other amounts payable and due to the Indenture Trustee and the Collateral Agent, as applicable, under this Indenture, including any costs or expenses incurred by it in connection with the enforcement of the remedies provided for in Article V and this Article VIII; provided, however, that any amounts payable to the Indenture Trustee pursuant to this clause (c) shall be limited in the aggregate to $150,000 per annum; provided, however, following a Default or Event of Default and so long as a Note Insurer Default has not occurred and is continuing all costs and expenses incurred at the direction of the Controlling Party payable pursuant to this priority (c) shall not be subject to any limitation and the Indenture Trustee shall be entitled to all costs and expenses incurred at the direction of the Controlling Party owing to it so long as the Indenture Trustee is acting at the direction of the Note Insurer, and provided, further, following a Default or Event of Default where a
Note Insurer Default has occurred and is continuing the amounts payable pursuant to this priority (c) shall not be subject to any limitation and the Indenture Trustee shall be entitled to all amounts owing to it;

                  (d) fourth, to the payment of any Interest Payment Amount then due and unpaid upon the Outstanding Note through the day preceding the date on which such payment is made;

                  (e) fifth, to the Note Insurer, the amount of any unpaid Premium Amount then due, together with interest thereon at the Late Payment Rate from the date such amounts were due through the day preceding such Payment Date;

                  (f) sixth, to the Note Insurer, the Reimbursement Amount limited to the portion described in clause (a) of the definition thereof;

                  (g) seventh, to the payment of any Class A Principal Payment Amount;

                  (h) eighth, to the payment of any Breakage Costs then due and unpaid and any other amounts payable to any Holder of a Note under the Basic Documents;

                  (i) ninth, to the extent not paid pursuant to clause (c) above, to the Indenture Trustee, any unpaid Indenture Trustee Fees then due;

                  (j) tenth, to the Back-up Servicer, any unpaid Back-up Servicing Supplemental Fee then due;

                  (k) eleventh, to the Note Insurer, any unpaid Premium Supplement Amount;

                  (l) twelfth, following an Event of Default, in accordance with
Section 5.17, to the Liquidity Provider, any unpaid Liquidity Provider Placement and Expense Fee then due;

                  (m) thirteenth, to the Back-up Servicer, the Liquidity Provider, the Indenture Trustee, the Collateral Agent and the Note Insurer, the pro rata payment of any other amounts payable and due to the Back-up Servicer, the Liquidity Provider, the Indenture Trustee, the Collateral Agent and the Note Insurer, as applicable, under the Basic Documents including any costs or expenses incurred by them in connection with the enforcement of the remedies provided for in Article V and this Article VIII and the unpaid Reimbursement Amount owing to the Note Insurer;

                  (n) fourteenth, if the Purchase Period has expired, to the payment of the Class A Note until the Class A Note Principal Balance is reduced to $0;

                  (o) fifteenth, to the Servicer, any amounts required to reimburse the Servicer for, upon the final liquidation of the related Mortgage Loans or the final liquidation of the Trust Estate, nonrecoverable Servicing Advances and nonrecoverable Periodic Advances previously made by, and not previously reimbursed to or retained by, the Servicer; and

                  (p) sixteenth, the remainder to the Holders of Trust Certificates.

         Section 8.03. Claims against the Note Insurance Policy. (a) Within two
(2) Business Days of receipt of each Servicer Remittance Report and the Noteholder Statement, the Indenture Trustee shall determine with respect to the immediately following Payment Date, the amount to be on deposit in the Payment Account on such Payment Date as a result of the Servicer's remittance of the Servicer Remittance Amount on the related Servicer Payment Date, excluding the amount of any Insured Payment and prior to the application of the amounts described in clauses (a) through (c) of Section 8.02 hereof for the related Payment Date.

                  (b) If on any Payment Date there is a Deficiency Amount, the Indenture Trustee shall complete a Notice in the form of Exhibit A to the Note Insurance Policy and submit such notice to the Note Insurer no later than 12:00 noon New York City time on the third Business Day preceding such Payment Date as a claim for an Insured Payment in an amount equal to such Deficiency Amount.

                  (c) The Indenture Trustee shall establish a separate Eligible Account for the benefit of the Holder of the Note and the Note Insurer referred to



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

herein as the "Note Insurance Payment Account" over which the Indenture Trustee shall have exclusive control and sole right of withdrawal. The Indenture Trustee shall deposit upon receipt any amount paid under the Note Insurance Policy in the Note Insurance Payment Account and distribute such amount only for purposes of payment to the Noteholder of the Insured Amount for which a claim was made and such amount may not be applied to satisfy any costs, expenses or liabilities of the Servicer, the Back-up Servicer, the Indenture Trustee or the Trust. Amounts paid under the Note Insurance Policy, to the extent needed to pay the Insured Amount shall be transferred to the Payment Accounts on the related Payment Date and disbursed by the Indenture Trustee to the Noteholder in accordance with Section 8.02. It shall not be necessary for such payments to be made by checks or wire transfers separate from the checks or wire transfers used to pay the Insured Amount with other funds available to make such payment. However, the amount of any payment of principal or of interest on the Note to be paid from funds transferred from the Note Insurance Payment Account shall be noted as provided in subsection (d) of this Section 8.03 in the Note Register and in the Noteholder Statement. Funds held in the Note Insurance Payment Account shall not be invested. Any funds remaining in the Note Insurance Payment Account on the first Business Day following a Payment Date shall be returned to the Note Insurer pursuant to the written instructions of the Note Insurer by the end of such Business Day.

                  (d) The Indenture Trustee shall keep a complete and accurate record of the amount of interest and principal paid in respect of any Note from moneys received under the Note Insurance Policy. The Note Insurer shall have the right to inspect such records at reasonable times during normal business hours upon one (1) Business Day's prior notice to the Indenture Trustee.

                  (e) In the event that the Indenture Trustee has received a certified copy of an order of the appropriate court that any Insured Payment has been voided in whole or in part as a preference payment under applicable bankruptcy law, the Indenture Trustee shall so notify the Note Insurer, shall comply with the provisions of the Note Insurance Policy to obtain payment by the
Note Insurer of such voided Insured Payment, and shall, at the time it provides notice to the Note Insurer, notify, by mail to the Noteholder of the affected Notes that, in the event any Noteholder's Insured Payment is so recovered, such Noteholder will be entitled to payment pursuant to the Note Insurance Policy, a copy of which shall be made available through the Indenture Trustee, the Note Insurer or the Note Insurer's fiscal agent, if any, and the Indenture Trustee shall furnish to the Note Insurer or its fiscal agent, if any, its records evidencing the payments which have been made by the Indenture Trustee and subsequently recovered from the Noteholder, and dates on which such payments were made.

                  (f) The Indenture Trustee shall promptly notify the Note Insurer of any proceeding or the institution of any action, of which a Responsible Officer of the Indenture Trustee has actual knowledge, seeking the avoidance as a preferential transfer under applicable bankruptcy, insolvency, receivership or similar law (a "Preference Claim") of any payment made with respect to the Note. Each Noteholder, by its purchase of the Note, the Servicer and the Indenture Trustee agree that, the Note Insurer (so long as no Note Insurer Default exists) may at any time during the continuation of any proceeding relating to a Preference Claim direct all matters relating to such Preference Claim, including, without limitation, (i) the direction of any appeal of any order relating to such Preference Claim and (ii) the posting of any surety, supersedeas or performance bond pending any such appeal. In addition and



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

without limitation of the foregoing, the Note Insurer shall be subrogated to, and each Noteholder, the Servicer and the Indenture Trustee hereby delegate and assign to the Note Insurer, to the fullest extent permitted by law, the rights of the Servicer, the Indenture Trustee and each Noteholder in the conduct of any such Preference Claim, including, without limitation, all rights of any party to any adversary proceeding or action with respect to any court order issued in connection with any such Preference Claim.

                  (g) The Indenture Trustee shall, upon retirement of the Note, furnish to the Note Insurer a notice of such retirement, and, upon retirement of the Note and the expiration of the term of the Note Insurance Policy, surrender the Note Insurance Policy to the Note Insurer for cancellation.

                  (h) Unless a Note Insurer Default exists and is continuing, the Indenture Trustee and the Trust shall cooperate in all respects with any reasonable request by the Note Insurer for action to preserve or enforce the
Note Insurer's rights or interests hereunder without limiting the rights or affecting the interests of the Noteholder as otherwise set forth herein.

                  (i) Each Noteholder, by its purchase of the Note, and the Indenture Trustee hereby agree that, unless a Note Insurer Default exists and is continuing, the Note Insurer shall have the right to direct all matters relating to the Note in any proceeding in a bankruptcy of the Trust, including without limitation any proceeding relating to a Preference Amount and the posting of any surety or Note pending any such appeal.

                  (j) Anything herein to the contrary notwithstanding, any payment with respect to principal of or interest on the Note which is made with moneys received pursuant to the terms of the Note Insurance Policy shall not be considered payment of the Note from the Trust. The Trust and the Indenture Trustee acknowledge, and each Holder by its acceptance of a Note agrees, that without the need for any further action on the part of the Note Insurer, the Trust, the Indenture Trustee or the Note Registrar (x) to the extent the Note Insurer makes payments, directly or indirectly, on account of principal of or interest on the Note to the Holders of such Note, the Note Insurer will be fully subrogated to, and each Noteholder, the Trust and the Indenture Trustee hereby delegate and assign to the Note Insurer, to the fullest extent permitted by law, the rights of such Holders to receive such principal and interest from the Trust, including, without limitation, any amounts due to the Noteholder in respect of securities law violations arising from the offer and sale of the Note, and (y) the Note Insurer shall be paid such amounts from the sources and in the manner provided herein for the payment of such amounts.

         Section 8.04. General Provisions Regarding the Payment Accounts and Mortgage Loans. (a) The Payment Accounts shall relate solely to the Note and to the Mortgage Loans, Permitted Investments and other property securing the Note. Funds and other property in the Payment Accounts shall not be commingled with any other moneys or property of the Trust or any Affiliate thereof. Notwithstanding the foregoing, the Indenture Trustee may hold any funds or other property received or held by it as part of the Payment Accounts in collective accounts maintained by it in the normal course of its business and containing funds or property held by it for other Persons (which may include the Trust or an Affiliate); provided, that such accounts are under the sole control of the Indenture Trustee and the Indenture Trustee maintains adequate records



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

indicating the ownership of all such funds or property and the portions thereof held for credit to the Payment Accounts.

                  (b) If any amounts are needed for payment from a Payment Account and sufficient uninvested funds are not available therein to make such payment, the Indenture Trustee shall cause to be sold or otherwise converted to cash a sufficient amount of the investments in such Payment Account.

                  (c) The Indenture Trustee shall, at all times while any Note is Outstanding, maintain in its possession, or in the possession of an agent whose actions with respect to such items are under the sole control of the Indenture Trustee, all certificates or other instruments, if any, evidencing any investment of funds in the Payment Accounts. The Indenture Trustee shall relinquish possession of such items, or direct its agent to do so, only for purposes of collecting the final payment receivable on such investment or certificate or, in connection with the sale of any investment held in the Payment Accounts, against delivery of the amount receivable in connection with any sale.

                  (d) The Indenture Trustee shall not invest any part of the Trust Estate in Permitted Investments that constitute uncertificated securities (as defined in Section 8-102 of the Uniform Commercial Code, as enacted in the relevant jurisdiction) or in any other book-entry securities unless it has received an Opinion of Counsel reasonably satisfactory in form and substance to the Indenture Trustee setting forth, with respect to each type of security for which authority to invest is being sought, the procedures that must be followed to maintain the lien and security interest created by this Indenture with respect to the Trust Estate.

         Section 8.05. Releases of Deleted Mortgage Loans. Upon notice or discovery by a Responsible Officer of the Indenture Trustee that any of the representations or warranties of the Originators or the Depositor set forth in
Section 4.01 of the Sale and Servicing Agreement was materially incorrect or otherwise misleading with respect to any Mortgage Loan as of the time made, the Indenture Trustee shall direct the Originators or the Depositor, as applicable, to either cure, repurchase or substitute for such Mortgage Loan as provided in
Section 4.02 of the Sale and Servicing Agreement. Upon any purchase of or substitution for a Deleted Mortgage Loan by the Originators or the Depositor in accordance with Section 4.02 of the Sale and Servicing Agreement, the Indenture Trustee shall cause the Collateral Agent to deliver the Indenture Trustee's Mortgage File relating to such Deleted Mortgage Loan to the Originators or the Depositor, as applicable, and the Trust, the Collateral Agent and the Indenture Trustee shall execute such instruments of transfer as are necessary to convey title to such Deleted Mortgage Loan to the Originators or the Depositor, as applicable, from the lien of this Indenture. Nothing in this Section 8.05 should be construed to obligate the Indenture Trustee to actively monitor the correctness or accuracy of the representations and warranties of the Originators or the Depositor.

         Section 8.06. Reports by Indenture Trustee to the Noteholder; Access to Certain Information. On each Payment Date, the Indenture Trustee shall deliver the written reports required by Section 2.08(f) to the Noteholder of record as of the related Record Date.

                  The Indenture Trustee shall make available at its Corporate Trust Office, during normal business hours, for review by any Noteholder or any person identified to the Indenture Trustee as a prospective Noteholder, originals or copies of the following items: (a) the Indenture and any amendments thereto, (b) all Noteholder Statements and other reports delivered since the Closing Date pursuant to Section 2.08(f) hereof, (c) any Officers' Certificates delivered to the Indenture Trustee since the Closing Date as described in the Indenture and (d) any Accountants' reports delivered to the Indenture Trustee since the Closing Date as required under the Sale and Servicing Agreement. Copies of any and all of the foregoing items will be available from the Indenture Trustee upon request; however, the Indenture Trustee will be permitted to require payment of a sum sufficient to cover the reasonable costs and expenses of providing such copies and shall not be required to provide such copies without reasonable assurances that such sum will be paid.

         Section 8.07. Release of Trust Estate. The Indenture Trustee shall, at such time as there are no Notes Outstanding, release all of the Trust Estate to the Trust (other than any cash held for the payment of the Note pursuant to Section 3.03 or 4.04 hereof).

         Section 8.08. Amendment to Sale and Servicing Agreement. The Indenture Trustee may, with the consent the Controlling Party, enter into or consent to any amendment or supplement to the Sale and Servicing Agreement for the purpose of increasing the obligations or duties of any party other than the Indenture Trustee or the Holder of the Note. The Indenture Trustee may, in its discretion, decline to enter into or consent to any such supplement or amendment: (i) unless the Indenture Trustee receives an Opinion of Counsel that the position of the Holders would not be materially adversely affected and that such amendment is authorized and permitted pursuant to the Basic Documents or written confirmation of satisfaction of the Rating Agency Condition or (ii) if its own rights, duties or immunities would be adversely affected.

         Section 8.09. Delivery of the Mortgage Files Pursuant to Sale and Servicing Agreement. As is appropriate for the servicing or foreclosure of any Mortgage Loan, the Indenture Trustee shall cause the Collateral Agent to deliver to the Servicer the Mortgage Files for such Mortgage Loan upon receipt by the Indenture Trustee and the Collateral Agent on or prior to the date such release is to be made of:

                  (a) such Officer's Certificates, if any, as are required by the Sale and Servicing Agreement; and

                  (b) a Request for Release, executed by the Servicer, providing that the Servicer will hold or retain the Indenture Trustee's Mortgage Files in trust for the benefit of the Indenture Trustee, the Note Insurer and the Holder of the Note.

         Section 8.10. Servicer as Agent. In order to facilitate the servicing of the Mortgage Loans by the Servicer of such Mortgage Loans, the Servicer of the Mortgage Loans has been appointed by the Trust to retain, in accordance with the provisions of the Sale and Servicing Agreement and this Indenture, all Servicer Remittance Amounts on such Mortgage Loans prior to their deposit into the related Payment Account on or prior to the related Servicer Payment Date.





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


         Section 8.11. Termination of Servicer. In the event of the occurrence and during the continuance of a Servicer Event of Default specified in Section
9.01 of the Sale and Servicing Agreement, the Indenture Trustee may, with the consent of the Controlling Party and shall, upon the direction of the Controlling Party (or as otherwise provided in the Sale and Servicing Agreement), terminate the Servicer as provided in Section 9.01 of the Sale and Servicing Agreement. If the Indenture Trustee terminates the Servicer, the Back-up Servicer shall, pursuant to Section 9.02 of the Sale and Servicing Agreement, assume the duties of the Servicer or appoint a successor Servicer acceptable to the Trust and the Controlling Party and meeting the requirements set forth in the Sale and Servicing Agreement.

         Section 8.12. Opinion of Counsel. The Indenture Trustee shall be entitled to receive at least five (5) Business Days' notice of any action to be taken pursuant to Sections 8.08 and 8.09 hereof (other than in connection with releases of Mortgage Loans that were subject to a prepayment in full), accompanied by copies of any instruments involved, and the Indenture Trustee shall be entitled to receive an Opinion of Counsel, in form and substance reasonably satisfactory to the Indenture Trustee, stating the legal effect of any such action, outlining the steps required to complete the same, and concluding that all conditions precedent to the taking of such action have been complied with. Counsel rendering any such opinion may rely, without independent investigation, on the accuracy and validity of any certificate or other instrument delivered to the Indenture Trustee in connection with any such action.

         Section 8.13. Appointment of Collateral Agents. The Indenture Trustee may, at no additional cost to the Trust or to the Indenture Trustee, with the consent of the Controlling Party, appoint one or more Collateral Agents to hold all or a portion of the Indenture Trustee Mortgage Files, as Agent for the Indenture Trustee. Such Collateral Agent shall meet the requirements of Article XI of the Sale and Servicing Agreement. Matters concerning the Collateral Agents shall be governed by said Article XI. The Chase Manhattan Bank is hereby appointed as the initial Collateral Agent hereunder.

         Section 8.14. Trust Estate and Accounts Held for Benefit of the Note Insurer. The Collateral Agent, on behalf of the Indenture Trustee, shall hold the Trust Estate and the Indenture Trustee's Mortgage Files, for the benefit of the Noteholder and the Note Insurer.

         Section 8.15. Certain Rights of the Controlling Party and the Note Insurer. (a) Except for any period during which a Note Insurer Default is continuing, the Note Insurer shall be deemed to be the Holder of 100% of the Percentage Interests of the Note for the purposes of giving any consents, waivers, approvals, instructions, directions, declarations, notices and/or taking any other action pursuant to the Indenture and the other Basic Documents (other than a consent to the execution of a supplemental indenture described in clauses (i) through (vii) of Section 9.02). So long as no Note Insurer Default shall have occurred and be continuing, the Note Insurer shall have the right to exercise all rights of the Holders of the Note under the Basic Documents without any consent of such Holders, and such Holders may exercise such rights only with the prior written consent of the Note Insurer, except as otherwise expressly provided herein.

                  (b) Notwithstanding anything contained herein or in the other Basic Documents to the contrary, except for any period during which a Note

Insurer Default is continuing, the Note Insurer shall have the right to participate in, to direct the enforcement or defense of, and, at the Note Insurer's sole option, to institute or assume the defense of, any action, proceeding or investigation for any remedy available to the Indenture Trustee with respect to any matter that could adversely affect the Trust, the Trust Estate or the rights or obligations of the Note Insurer hereunder or under the Insurance Policy or the Basic Documents, including (without limitation) any insolvency or bankruptcy proceeding in respect of the Guarantor, the Servicer, any Originator the Depositor, the Trust or any affiliate thereof, provided, that such participation or direction shall not be in conflict with any rule of law or with the terms of this Indenture or any of the Basic Documents. Following written notice to the Indenture Trustee, except for any period during which a
Note Insurer Default is continuing, the Note Insurer shall have exclusive right to determine, in its sole discretion, the actions necessary to preserve and protect the Trust and the Trust Estate. All costs and expenses of the Note Insurer in connection with such action, proceeding or investigation, including (without limitation) any judgment or settlement entered into affecting the Note Insurer or the Note Insurer's interests, shall be included in the Reimbursement Amount.

                  (c) In connection with any such action, proceeding or investigation for any remedy available to the Indenture Trustee with respect to any matter that could adversely affect the Trust, the Trust Estate or the rights or obligations of the Note Insurer hereunder or under the Insurance Policy or the Basic Documents, including (without limitation) any insolvency or bankruptcy proceeding in respect of the Guarantor, the Servicer, any Originator, the Depositor, the Trust or any affiliate thereof, except for any period during which a Note Insurer Default is continuing, the Indenture Trustee hereby agrees to cooperate with, and to take such action as reasonably directed by, the Note Insurer, including (without limitation) entering into such agreements and settlements as the Note Insurer shall direct, in its sole discretion, without the consent of any Noteholder. The Indenture Trustee shall not be liable to the
Note Insurer or any Noteholder for any such action that conforms to the direction of the Note Insurer. The Indenture Trustee's reasonable out-of-pocket costs and expenses (including attorneys' fees and expenses) with respect to any such action shall be reimbursed pursuant to Section 8.02.

                  (d) Any judgment or settlement entered against or affecting the Trust or the Trust Estate in connection with any action, proceeding or investigation shall be paid by the Indenture Trustee from the Trust Estate out of funds that would otherwise be distributed to the holders of the Trust Certificates pursuant to Section 8.02.

                  (e) The Indenture Trustee hereby agrees to provide to the Note Insurer prompt written notice of any action, proceeding or investigation that names the Trust or the Indenture Trustee as a party or that could adversely affect the Trust, the Trust Estate or the rights or obligations of the Note Insurer hereunder or under the Insurance Policy or the Basic Documents, including (without limitation) any insolvency or bankruptcy proceeding in respect of the Guarantor, the Servicer, any Originator, the Depositor, the Trust or any affiliate thereof.

                  (f) Notwithstanding anything contained herein or in any of the other Basic Documents to the contrary, the Indenture Trustee shall not, without the Controlling Party's prior written consent or unless directed by the Controlling Party, undertake or join any litigation or agree to any settlement of any action, proceeding or investigation affecting the Trust, the Trust Estate or the rights or obligations of the Note Insurer hereunder or under the Insurance Policy or the Basic Documents.

                  (g) Each Noteholder, by acceptance of its Note, and the Indenture Trustee agree that the Note Insurer shall have such rights as set forth in this Section, which are in addition to any rights of the Note Insurer pursuant to the other provisions of the Basic Documents, that the rights set forth in this Section may be exercised by the Note Insurer, in its sole discretion, without the need for the consent or approval of any Noteholder or the Indenture Trustee, notwithstanding any other provision contained herein or in any of the other Basic Documents, and that nothing contained in this Section shall be deemed to be an obligation of the Note Insurer to exercise any of the rights provided for herein.

                  (h) In furtherance of and not in limitation of the Note Insurer's equitable right of subrogation, each of the Indenture Trustee and the Trust and, by its acceptance of a Note, each Noteholder, acknowledges and agrees that, to the extent of any payment made by the Note Insurer under the Insurance Policy with respect to interest on or principal of the Notes, the Note Insurer is to be fully subrogated to the extent of such payment and any additional interest due on any late payment, to the rights of the Noteholders. Each of the Trust and the Indenture Trustee and, by its acceptance of a Note, each Noteholder agrees to such subrogation and, further, agrees to take such actions as the Note Insurer may reasonably request to evidence such subrogation.

                  (i) The Indenture Trustee shall provide to the Note Insurer upon request copies of any report, notice, opinion of counsel, officer's certificate, request for consent or request for amendment to any Basic Document promptly upon the Indenture Trustee's production or receipt thereof (in each case, to the extent that such documents are not expressly required to be provided directly to the Note Insurer pursuant to the terms of the Basic Documents).

                  (j) The Indenture Trustee shall cooperate in all respect with any reasonable request by the Note Insurer for action to preserve or enforce the
Note Insurer's rights or interests under the Indenture and the other Basic Documents, including, without limitation, a request to institute proceedings for collection of all amounts then owing in respect of the Notes or the Reimbursement Amount.

                  (k) The Indenture Trustee shall, upon reasonable prior written request, permit any representative of the Note Insurer, during the Indenture Trustee's normal business hours, to examine all books of accounts, records, reports and other information of the Indenture Trustee relating to the Notes and the Trust Estate, to make copies and extracts therefrom and to discuss the Indenture Trustee's performance of its duties with respect to the Basic Documents with the responsible officers and employees of the Indenture Trustee.

                  (l) Notwithstanding anything elsewhere in this Indenture or in the Note to the contrary, if a Note Insurer Default exists, the provisions of this Article VIII and all other provisions of this Indenture which (a) permit the Note Insurer to exercise rights of the Noteholders, (b) restrict the ability of the Noteholder or the Indenture Trustee to act without the consent or approval of the Note Insurer, (c) provide that a particular act or thing must be acceptable to the Note Insurer, (d) permit the Note Insurer to direct (or otherwise to require) the actions of the Indenture Trustee or the Noteholder,



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

(e) provide that any action or omission taken with the consent, approval or authorization of the Note Insurer shall be authorized hereunder or shall not subject the party taking or omitting to take such action to any liability hereunder or (f) shall have a similar effect, shall be of no further force and effect and the Indenture Trustee shall administer the Trust Estate and perform its obligations hereunder solely for the benefit of the Holders of the Note. Nothing in the foregoing sentence, nor any action taken pursuant thereto or in compliance therewith, shall be deemed to have released the Note Insurer from any obligation or liability it may have to any party or to the Noteholder hereunder, under any other agreement, instrument or document (including, without limitation, the Policy) or under applicable law.

                                   ARTICLE IX

                             SUPPLEMENTAL INDENTURES

         Section 9.01. Supplemental Indentures Without Consent of the Noteholder. With the consent of the Controlling Party, but without the consent of the Holders of any Note during such time as they do not constitute the Controlling Party hereunder (other than the Initial Purchaser so long as its is a Noteholder), the parties hereto, at any time and from time to time, may enter into one or more indentures supplemental hereto, in form satisfactory to the Indenture Trustee, for any of the following purposes:

                  (a) to correct or amplify the description of any property at any time subject to the lien of this Indenture, or better to assure, convey and confirm unto the Indenture Trustee any property subject or required to be subjected to the lien of this Indenture, or to subject to the lien of this Indenture additional property;

                  (b) to add to the conditions, limitations and restrictions on the authorized amount, terms and purposes of the issuance, authentication and delivery of the Note, as herein set forth, additional conditions, limitations and restrictions thereafter to be observed;

                  (c) to evidence the succession of another Person to the Trust to the extent permitted herein, and the assumption by any such successor of the covenants of the Trust herein and in the Note contained;

                  (d) to add to the covenants of the Trust, for the benefit of the Holders of the Note and the Note Insurer, or to surrender any right or power herein conferred upon the Trust; or

                  (e) to cure any ambiguity, to correct or supplement any provision herein that may be defective or inconsistent with any other provision herein, or to amend any other provisions with respect to matters or questions arising under this Indenture, which shall not be inconsistent with the provisions of this Indenture, provided that such action shall not adversely affect in any material respect the interests of the Holder of the Note, the Note Insurer or the Holders of the Trust Certificates.

         Section 9.02. Supplemental Indentures With Consent of the Noteholder.
(a) With the consent of the Controlling Party and with the consent of the Holder of any Note representing not less than a majority of the Note Principal Balance of the Outstanding Note by Act of said Holders delivered to the Trust and the Indenture Trustee, the Trust and the Indenture Trustee may enter into an




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

indenture or indentures supplemental hereto for the purpose of adding any provisions to, or changing in any manner or eliminating any of the provisions of, this Indenture or of modifying in any manner the rights of the Holder of the Note under this Indenture; provided, however, that no such supplemental indenture shall, without the consent of the Holder of the Outstanding Note affected thereby:

                     (i) change any Payment Date or the Final Stated Maturity Date of the Note or, with respect to the Note, reduce the Note Principal Balance thereof or the Note Rate thereon, change the earliest date on which any Note may be redeemed at the option of the Servicer, change any place of payment where, or the coin or currency in which, any Note or any interest thereon is payable, or impair the right to institute suit for the enforcement of the payment of any installment of interest due on any Note on or after the Final Stated Maturity Date thereof or for the enforcement of the payment of the entire remaining unpaid principal amount of any Note on or after the Final Stated Maturity Date (or, in the case of redemption, on or after the applicable Redemption Date);

                     (ii) reduce the percentage of the Note Principal Balance of the Outstanding Note, the consent of the Holder of which is required for any such supplemental indenture, or the consent of the Holder of which is required for any waiver of compliance with provisions of this Indenture or Defaults hereunder and their consequences provided for in this Indenture;

                     (iii) modify any of the provisions of this Section 9.02 or Sections 5.13 or 5.17(b) hereof, except to increase any percentage specified therein or to provide that certain other provisions of this Indenture cannot be modified or waived without the consent of the Holder of the Outstanding Note affected thereby;

                     (iv) modify or alter the provisions of the proviso to the definition of the term "Outstanding";

                     (v) permit the creation of any lien other than the lien of this Indenture with respect to any part of the Trust Estate or terminate the lien of this Indenture on any property at any time subject hereto or deprive the Holder of any Note of the security afforded by the lien of this Indenture;

                     (vi) modify any of the provisions of this Indenture in such manner as to affect the calculation of the Interest Payment Amount or Class A Principal Payment Amount for any Payment Date (including the calculation of any of the individual components of such amounts) or to affect rights of the Holder of the Note to the benefits of any provisions for the mandatory redemption of the Note contained herein; or

                     (vii) incur any indebtedness, other than the Note, that would cause the Trust or the Trust Estate to be treated as a "taxable mortgage pool" within the meaning of Code Section 7701(i).

                  (b) The Indenture Trustee may in its discretion determine whether or not any Note would be affected by any supplemental indenture and any such determination shall be conclusive upon the Holder of the Note, whether



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

theretofore or thereafter authenticated and delivered hereunder. The Indenture Trustee shall not be liable for any such determination made in good faith.

                  (c) It shall not be necessary for any Act of the Noteholder under this Section 9.02 to approve the particular form of any proposed supplemental indenture, but it shall be sufficient if such Act shall approve the substance thereof.

                  (d) Promptly after the execution by the Trust and the Indenture Trustee of any supplemental indenture pursuant to this Section 9.02, the Indenture Trustee shall mail to the Holder of the Note to which such supplemental indenture relates a notice setting forth in general terms the substance of such supplemental indenture. Any failure of the Indenture Trustee to mail such notice, or any defect therein, shall not, however, in any way impair or affect the validity of any such supplemental indenture.

         Section 9.03. Execution of Supplemental Indentures. In executing, or accepting the additional trusts created by, any supplemental indenture permitted by this Article IX or the modifications thereby of the trusts created by this Indenture, the Indenture Trustee shall be entitled to receive, and (subject to Section 6.01 hereof) shall be fully protected in relying upon, an Opinion of Counsel stating that the execution of such supplemental indenture is authorized or permitted by this Indenture. The Indenture Trustee may, but shall not be obligated to, enter into any such supplemental indenture that affects the Indenture Trustee's own rights, duties or immunities under this Indenture or otherwise. The Servicer, on behalf of the Trust, shall cause executed copies of any supplemental indentures to be delivered to the Note Insurer and the Rating Agencies.

         Section 9.04. Effect of Supplemental Indentures. Upon the execution of any supplemental indenture under this Article IX, this Indenture shall be modified in accordance therewith, and such supplemental indenture shall form a part of this Indenture for all purposes; and every Holder of the Note to which such supplemental indenture relates that have theretofore been or thereafter are authenticated and delivered hereunder shall be bound thereby.

         Section 9.05. [Reserved].

         Section 9.06. Reference in Notes to Supplemental Indentures. Any Note authenticated and delivered after the execution of any supplemental indenture pursuant to this Article IX may, and if required by the Indenture Trustee shall, bear a notation in form approved by the Indenture Trustee as to any matter provided for in such supplemental indenture. If the Owner Trustee, acting at the direction of the Majority Certificateholders, shall so determine, new Notes so modified as to conform, in the opinion of the Indenture Trustee and the Owner Trustee, acting at the direction of the Majority Certificateholders, to any such supplemental indenture may be prepared by the Servicer and executed by the Owner Trustee, acting at the direction of the Majority Certificateholders, on behalf of the Trust, and authenticated and delivered by the Indenture Trustee in exchange for the Outstanding Note.

         Section 9.07. Amendments to Governing Documents. (a) The Indenture Trustee shall, upon a Trust Request, consent to any proposed amendment to the Trust's governing documents, or an amendment to or waiver of any provision of



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any other document relating to the Trust's governing documents, such consent to be given without the necessity of obtaining the consent of the Holders of any Note upon receipt by the Indenture Trustee of:

                     (i) an Officer's Certificate, to which such proposed amendment or waiver shall be attached, stating that such attached copy is a true copy of the proposed amendment or waiver and that all conditions precedent to such consent specified in this Section 9.06 have been satisfied;

                     (ii) written consent of the Controlling Party; and

                     (iii) written confirmation of the satisfaction of the Rating Agency Condition with respect to such proposed amendment.

                  (b) Notwithstanding the foregoing, the Indenture Trustee may decline to consent to a proposed waiver or amendment that adversely affects its own rights, duties or immunities under this Indenture or otherwise.

                  (c) Nothing in this Section 9.07 shall be construed to require that any Person obtain the consent of the Indenture Trustee to any amendment or waiver or any provision of any document where the making of such amendment or the giving of such waiver without obtaining the consent of the Indenture Trustee is not prohibited by this Indenture or by the terms of the document that is the subject of the proposed amendment or waiver.

                  (d) Prior to consenting to any amendment pursuant to this
Section 9.07, the Indenture Trustee shall be entitled to receive and rely upon any Opinion of Counsel stating that such amendment is authorized and permitted pursuant to the Basic Documents.

                                    ARTICLE X

                             REDEMPTION OF THE NOTE

         Section 10.01. Redemption. (a) (i) (i) At the option of Holders of 100% of the Percentage Interests of the Trust Certificates or, if such Holders fail to exercise such option, at the option of the Servicer, and, in each case at such parties' sole cost and expense, this Indenture may be terminated and the Note may be redeemed in whole, but not in part, on any Redemption Date on and after the Clean-Up Call Date at the Termination Price.

                  (ii) At the option of the Holders of 100% of the Percentage Interests of the Note, and at the sole cost and expense of the Trust Certificateholder, the Note may be redeemed in whole, or in part pursuant to a Disposition (and, in the case of any redemption in whole, this Indenture may be terminated) on any Redemption Date at the Termination Price if: (A) no Event of Default is then in effect, unless the Note will be fully redeemed and (B) the Trust sells on such Redemption Date some or all of the Mortgage Loans, at the direction of the Noteholder, pursuant to a whole-loan transfer or other liquidation or to an entity that transfers such Mortgage Loans to a trust that issues securities in a securitization transaction, in each case for an amount necessary to prevent a Collateral Deficiency Event from occurring.




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

                  (iii) At the option of the Holders of 100% of the Percentage Interests of the Note, and at the sole cost and expense of the Trust Certificateholder, the Note may be redeemed in whole, or in part pursuant to a Disposition (and, in the case of any redemption in whole, this Indenture may be terminated) on any Optional Redemption Date. If the Noteholder so elects in its sole discretion (such election to be made by the Noteholder in writing and delivered to the Trust at least ten (10) Business Days prior to the date specified in the writing as the Optional Redemption Date), the Trust shall repay the Note Principal Balance of the portion of the Note to be redeemed on the Optional Redemption Date, together with all accrued and unpaid interest thereon on the Optional Redemption Date and all other accrued and unpaid obligations under the Basic Documents.

                  (b) Any such purchase or redemption shall be accomplished by deposit by (i) the exercising party, in the case of a redemption pursuant to
Section 10.01(a)(i), of the Termination Price and (ii) the Trust, in the case of a redemption pursuant to Sections 10.01(a)(ii) or 10.01(a)(iii), of the Disposition Proceeds, into the related Payment Account or Accounts on or prior to the Redemption Date. The amounts on deposit therein shall be distributed by the Indenture Trustee on such Redemption Date in accordance with the priority set forth in Section 8.02 hereof. No termination or redemption is permitted without the prior written consent of the Controlling Party if any termination or redemption would result in a draw on the Note Insurance Policy.

                  (c) Notice by the Trust Certificateholders referred to in paragraph (a) of this Section 10.01 of the election to redeem the Note pursuant to subsection (a) of this Section 10.01 shall be furnished to the Indenture Trustee not later than thirty (30) days prior to the Payment Date selected for such redemption. Upon receiving such notice, the Indenture Trustee shall notify each Holder of such Note and the Note Insurer of such election pursuant to
Section 10.02 hereof. Any expenses associated with the compliance of the provisions hereof in connection with a redemption of the Note shall be paid by the Majority Certificateholder exercising such redemption or the Servicer, as the case may be.

                  If the Indenture Trustee does not receive notice from the Trust Certificateholders referred to in paragraph (a) of this Section 10.01 that they intend to exercise their option to redeem the Note at least thirty (30) days prior to the first Payment Date on which they are entitled to do so, the Indenture Trustee shall promptly notify the Servicer that it may effect a redemption of the Note by responding to the Indenture Trustee's notice no later than fifteen (15) days prior to the next succeeding Payment Date.

                  (d) Upon the redemption of the Note in whole pursuant to
Section 10.01(a)(i), the Mortgage Loans in the Trust Estate shall be released and delivered to the Certificateholders effecting such redemption or the Servicer, as the case may be.

                  (e) Upon receipt of the notice from the relevant Certificateholders or the Servicer of their respective election to redeem the Note pursuant to Section 10.01(a) hereof (which shall state, in the case of an election by the Servicer, that the Servicer has determined that the conditions to redemption at the option of the Servicer have been satisfied and setting forth the amount, if any, to be withdrawn from each Payment Account and paid to the Servicer as reimbursement for Nonrecoverable Advances in respect of the



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

related Mortgage Loans and such other information as may be required to accomplish such redemption), the Servicer shall prepare, and the Indenture Trustee shall deliver to the Trust, the Servicer and the Note Insurer, no later than the related Redemption Date, a Noteholder Statement.

         Section 10.02. Form of Redemption Notice. (a) Notice of redemption shall be given by the Indenture Trustee in the name of and at the expense of the Trust by first class mail, postage prepaid, mailed not less than ten days prior to the Redemption Date to each Holder of the Note to be redeemed, such Holders being determined as of the Record Date for such Payment Date, and to the Note Insurer.

                  (b) All notices of redemption shall state:

                     (i) the Redemption Date;

                     (ii) the price at which the Note will be redeemed; and

                     (iii) the fact of payment in full on such Note, the place where such Note is to be surrendered for final payment (which shall be the office or agency of the Trust to be maintained as provided in
         Section 3.02 hereof), and that no interest shall accrue on such Note for any period after the date fixed for redemption.

                  (c) Failure to give notice of redemption, or any defect therein, to any Holder of any Note selected for redemption shall not impair or affect the validity of the redemption of any other Note.

         Section 10.03. Note Payable on Optional Redemption. Notice of redemption having been given as provided in Section 10.02 hereof, the Note to be redeemed shall, on the applicable Redemption Date, become due and payable and (unless the Trust shall default in such payment) no interest shall accrue on such Note for any period after such Redemption Date; provided, however, that if such payment is not made on the Redemption Date, the Note Principal Balance shall, until paid, bear interest from the Redemption Date at the applicable Note Rate.

         Section 10.04. Dispositions. (a) Following the exercise of the Majority Noteholder's right to redeem the Note in whole or in part, under Section 10.01(a)(ii)-(a)(iii), in the event the Trust is unable to make payments on the Note Principal Balance of the portion of the Note to be redeemed, the Trust will effect a Disposition.

                  (b) In connection with any Disposition effectuated in good faith and upon the reasonable advance written request of the Majority Noteholder, the Originators, the Depositor and the Trust may, in their sole discretion, elect to effect any of the following:

                     (i) to make such representations and warranties concerning the Mortgage Loans as of the "cut-off date" of the related Disposition and such additional representations and warranties as may be necessary, in the reasonable opinion of any of the Disposition Participants, to effect such Disposition; provided, that the Originators, the Depositor and the Trust shall not be required to make any representations or warranty beyond the scope or substance of the representations and warranties delineated in the Basic Documents; and provided, further, that, to the extent that the Originators, the Depositor and the Trust have at the time of the Disposition actual knowledge of any facts or circumstances that would render any of such representations and warranties materially false, the Originators, the Depositor and the Trust may notify the Disposition Participants of such facts or circumstances and, in such event, shall have no obligation to make such materially false representations and warranty;

                     (ii) to supply such information, opinions of counsel, letters from law and/or accounting firms and other documentation and certificates regarding the origination of the Mortgage Loans as any Disposition Participant shall reasonably request to effect a Disposition and enter into such indemnification agreements customary for such transaction relating to or in connection with the Disposition as the Disposition Participants may reasonably require;

                     (iii) to make itself available for and engage in good faith consultation with the Disposition Participants concerning information to be contained in any document, agreement, private placement memorandum, or filing with the Securities and Exchange Commission relating to the Originators, the Depositor, the Trust or the Mortgage Loans in connection with a Disposition and shall use reasonable efforts to compile any information and prepare any reports and certificates, into a form, whether written or electronic, suitable for inclusion in such documentation;

                     (iv) to implement the foregoing and to otherwise effect a Disposition, enter into, or arrange for its Affiliates to enter into insurance and indemnity agreements, underwriting or placement agreements, servicing agreements, purchase agreements and any other documentation which may reasonably be required of or reasonably deemed appropriate by the Disposition Participants in order to effect a Disposition; and

                     (v) to take such further actions as may be reasonably necessary to effect the foregoing;

provided, that notwithstanding anything to the contrary, (a) the Originators, the Trust and the Depositor shall have no liability for the Mortgage Loans arising from or relating to the ongoing ability of the related Mortgagor to pay under the Mortgage Loans; (b) none of the indemnities hereunder shall constitute an unconditional guarantee by the Originators, the Trust and the Depositor of collectibility of the Mortgage Loans; (c) the Originators, the Trust and the Depositor shall have no obligation with respect to the financial inability of any Mortgagor to pay principal, interest or other amount owing by such Mortgagor under a Mortgage Loan; and (d) the Originators, the Depositor and the Trust shall only be required to enter into documentation in connection with Dispositions that are consistent with the prior public securitizations of affiliates of the Originators, the Depositor and the Trust, provided that to the extent an Affiliate of the Noteholder acts as "depositor" or performs a similar function in a securitization, additional indemnities and informational representations and warranties are provided which are consistent with those in the Basic Documents and may upon request of the Originators, the Depositor and the Trust be set forth in a separate agreement between an Affiliate of the Noteholder and the Originators, the Depositor and the Trust.




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

                  (c) The Trust and the Indenture Trustee shall effect Dispositions at the direction of the Majority Noteholder in accordance with the terms of this Agreement and the Basic Documents. In connection therewith, the Trust and the Indenture Trustee agree to assist the Originators and the Depositor in such Dispositions and accordingly it shall, at the request and direction of the Majority Noteholder:

                     (i) transfer, deliver and sell all or a portion of the Mortgage Loans and any proceeds thereof, as of the "cut-off dates" of the related Dispositions, to such Disposition Participants as may be necessary to effect the Dispositions;

                     (ii) on any Redemption Date, deposit the cash Disposition Proceeds into the Payment Account, and distribute such Disposition Proceeds in the priority set forth in Section 8.02 herein pursuant to a Disposition Statement from the Servicer which shall be provided to the Indenture Trustee no later than 2:00 p.m. New York, New York on any Redemption Date; and

                     (iii) take such further actions as may be reasonably necessary to effect such Dispositions.

                  (d) Except as otherwise expressly set forth under this Section 10.04, the parties' rights and obligations under this Section 10.04 shall continue notwithstanding the occurrence of an Event of Default.

                  (e) For the avoidance of doubt, the Majority Noteholder is not an agent of the Originators or any of their Affiliates and, when directing the Trust to effect such Dispositions, is acting in its sole discretion and not for or on behalf of the Originators or any of its Affiliates.

                  (f) The Disposition Participants (and the Noteholder to the extent directing the Disposition Participants) shall be independent contractors to the Trust and shall have no fiduciary obligations to the Trust or any of its Affiliates. In that connection, the Disposition Participants shall not be liable for any error of judgment made in good faith and shall not be liable with respect to any action they take or omit to take in good faith in the performance of their duties.

                                   ARTICLE XI

                                  MISCELLANEOUS

         Section 11.01. Compliance Certificates and Opinions. (a) Upon any application or request by any Person to the Indenture Trustee to take any action under any provision of this Indenture, such Person shall furnish to the Indenture Trustee an Officer's Certificate stating that all conditions precedent, if any, provided for in this Indenture relating to the proposed action have been complied with and an Opinion of Counsel, if requested by the Indenture Trustee, stating that in the opinion of such counsel all such conditions precedent, if any, have been complied with, except that in the case of any such application or request as to which the furnishing of such documents is specifically required by any provision of this Indenture relating to such particular application or request, no additional certificate or opinion need be furnished.

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

                  (b) Every certificate, opinion or letter with respect to compliance with a condition or covenant provided for in this Indenture, including one furnished pursuant to specific requirements of this Indenture relating to a particular application or request shall include and shall be deemed to include (regardless of whether specifically stated therein) the following:

                     (i) a statement that each individual signing such certificate, opinion or letter has read such covenant or condition and the definitions herein relating thereto;

                     (ii) a brief statement as to the nature and scope of the examination or investigation upon which the statements or opinions contained in such certificate, opinion or letter are based;

                     (iii) a statement that, in the opinion of each such individual, he has made such examination or investigation as is necessary to enable him to express an informed opinion as to whether or not such covenant or condition has been complied with; and

                     (iv) a statement as to whether, in the opinion of each such individual, such condition or covenant has been complied with.

         Section 11.02. Form of Documents Delivered to Indenture Trustee. (a) In any case where several matters are required to be certified by, or covered by an opinion of, any specified Person, it is not necessary that all such matters be certified by, or covered by the opinion of, only one such Person, or that they be so certified or covered by only one document, but one such Person may certify or give an opinion with respect to some matters and one or more other such Persons as to other matters, and any such Person may certify or give an opinion as to such matters in one or several documents.

                  (b) Any certificate or opinion of the Trust may be based, insofar as it relates to legal matters, upon a certificate or opinion of, or representations by, counsel, unless such officer knows, or in the exercise of reasonable care should know, that the certificate or opinion or representations with respect to the matters upon which his certificate or opinion is based are erroneous. Any Opinion of Counsel may be based on the written opinion of other counsel, in which event such Opinion of Counsel shall be accompanied by a copy of such other counsel's opinion and shall include a statement to the effect that such counsel believes that such counsel and the Indenture Trustee may reasonably rely upon the opinion of such other counsel.

                  (c) Where any Person is required to make, give or execute two or more applications, requests, consents, certificates, statements, opinions or other instruments under this Indenture, they may, but need not, be consolidated and form one instrument.

                  (d) Wherever in this Indenture, in connection with any application or certificate or report to the Indenture Trustee, it is provided that the Trust shall deliver any document as a condition of the granting of such application, or as evidence of the Trust's compliance with any term hereof, it is intended that the truth and accuracy, at the time of the granting of such application or at the effective date of such certificate or report (as the case may be), of the facts and opinions stated in such document shall in such case be conditions precedent to the right of the Trust to have such application granted or to the sufficiency of such certificate or report. The foregoing shall not, however, be construed to affect the Indenture Trustee's right to rely upon the truth and accuracy of any statement or opinion contained in any such document as provided in Section 6.01(b)(ii) hereof.

                  (e) Whenever in this Indenture it is provided that the absence of the occurrence and continuation of a Default or Event of Default is a condition precedent to the taking of any action by the Indenture Trustee at the request or direction of the Trust, then, notwithstanding that the satisfaction of such condition is a condition precedent to the Trust's right to make such request or direction, the Indenture Trustee shall be protected in acting in accordance with such request or direction if it does not have knowledge of the occurrence and continuation of such Default or Event of Default as provided in
Section 6.01(d) hereof.

         Section 11.03. Acts of the Noteholder. (a) Any request, demand, authorization, direction, notice, consent, waiver or other action provided by this Indenture to be given or taken by a Noteholder may be embodied in and evidenced by one or more instruments of substantially similar tenor signed by such Noteholder in person or by an agent duly appointed in writing; and, except as herein otherwise expressly provided, such action shall become effective when such instrument or instruments are delivered to the Indenture Trustee, and, where it is hereby expressly required, to the Trust. Such instrument or instruments (and the action embodied therein and evidenced thereby) are herein sometimes referred to as the "Act" of the Noteholder signing such instrument or instruments. Proof of execution of any such instrument or of a writing appointing any such agent shall be sufficient for any purpose of this Indenture and (subject to Section 6.01 hereof) conclusive in favor of the Indenture Trustee and the Trust, if made in the manner provided in this Section 11.03.

                  (b) The fact and date of the execution by any Person of any such instrument or writing may be proved by the affidavit of a witness of such execution or by the certificate of any notary public or other officer authorized by law to take acknowledgments of deeds, certifying that the individual signing such instrument or writing acknowledged to him the execution thereof. Whenever such execution is by an officer of a corporation or a member of a partnership on behalf of such corporation or partnership, such certificate or affidavit shall also constitute sufficient proof of his authority.

                  (c) The ownership of the Note shall be proved by the Note Register.

                  (d) Any request, demand, authorization, direction, notice, consent, waiver or other action by the Holder of any Note shall bind the Holder of every Note issued upon the registration of transfer thereof or in exchange therefor or in lieu thereof, in respect of anything done, omitted or suffered to be done by the Indenture Trustee or the Trust in reliance thereon, whether or not notation of such action is made upon such Note.

         Section 11.04. Notices, etc., to Indenture Trustee, the Initial Purchaser, the Note Insurer and Trust. (a) Any request, demand, authorization, direction, notice, consent, waiver or Act of the Noteholder or other documents provided or permitted by this Indenture to be made upon, given or furnished to, or filed with:

                     (i) the Indenture Trustee by any Noteholder or by the Trust shall be sufficient for every purpose hereunder if made, given, furnished or filed in writing to or with and received by the Indenture Trustee at its Corporate Trust Office; or

                     (ii) the Trust by the Indenture Trustee or by any Noteholder shall be sufficient for every purpose hereunder (except as provided in Section 5.01(c) and (d)) hereof if in writing and mailed, first-class postage prepaid, to the Trust addressed to it at ABFS Mortgage Loan Warehouse Trust 2001-1, in care of First Union Trust Company, National Association, One Rodney Square, 920 King Street, Suite 102, Wilmington, Delaware, 19801, Attention: Corporate Trust Administration, or at any other address previously furnished in writing to the Indenture Trustee by the Trust.

                     (iii) the Initial Purchaser or the Note Insurer by the Indenture Trustee or by any Noteholder shall be sufficient for every purpose hereunder if in writing and mailed, first-class, postage prepaid, to Triple-A One Funding Corporation or MBIA Insurance Corporation, respectively, addressed to it at 113 King Street, Armonk, New York, 10504, Attention: Insured Portfolio Management - Mortgage Backed Securities] (in each case in which notice or other communication to the Note Insurer refers to an Event of Default, a claim on the Note Insurance Policy or with respect to which failure on the part of the
         Note Insurer to respond shall be deemed to constitute consent or acceptance, then a copy of such notice or other communication should also be sent to the attention of the General Counsel and shall be marked to indicate "URGENT MATERIAL ENCLOSED"), or at any other address previously furnished in writing to the Indenture Trustee by the Note Insurer;

                     (iv) the Depositor, the Originators, ABFS, or the Servicer by the Indenture Trustee or by any Noteholder shall be sufficient for every purpose hereunder if in writing and mailed, first-class, postage paid, to such party, in care of American Business Financial Services, Inc., BalaPointe Office Centre, 111 Presidential Boulevard, Suite 127, Bala Cynwyd, Pennsylvania, 19004, Attention: General Counsel or at any other address previously furnished in writing to the Indenture Trustee by the Originators or the Servicer; or

                     (v) the Liquidity Provider or the Liquidity Agent by the Indenture Trustee or by any Noteholder shall be sufficient for every purpose hereunder if in writing and mailed, first-class, postage paid, to such party, in care of Bear, Stearns & Co. Incorporated, 245 Park Avenue, New York, New York 10167, Attention: Jonathan Lieberman, Senior Managing Director, or at any other address furnished in writing to the Indenture Trustee by the Liquidity Provider or the Liquidity Agent.

                  (b) Notices required to be given to the Rating Agencies by the Trust or the Indenture Trustee shall be in writing, personally delivered or mailed first-class postage pre-paid, to (i) in the case of Moody's, at the following address: Moody's Investors Service, Inc., Residential Mortgage Monitoring Department, 99 Church Street, New York, New York 10007, and (ii) in the case of S&P, at the following address: Standard & Poor's Ratings Services, 55 Water Street, New York, New York, 10041, Attention: Asset-Backed Surveillance Department; or as to each of the foregoing, at such other address as shall be designed by written notice to the other parties.

         Section 11.05. Notices and Reports to a Noteholder; Waiver of Notices.
(a) Where this Indenture provides for notice to a Noteholder of any event or the mailing of any report to a Noteholder, such notice or report shall be sufficiently given (unless otherwise herein expressly provided) if mailed, first-class postage prepaid, to each Noteholder affected by such event or to whom such report is required to be mailed, at the address of such Noteholder as it appears on the Note Register, not later than the latest date, and not earlier than the earliest date, prescribed for the giving of such notice or the mailing of such report. In any case where a notice or report to a Noteholder is mailed in the manner provided above, neither the failure to mail such notice or report, nor any defect in any notice or report so mailed, to any particular Noteholder shall affect the sufficiency of such notice or report with respect to any other Noteholder, and any notice or report that is mailed in the manner herein provided shall be conclusively presumed to have been duly given or provided.

                  (b) Where this Indenture provides for notice in any manner, such notice may be waived in writing by any Person entitled to receive such notice, either before or after the event, and such waiver shall be the equivalent of such notice. Waivers of notice by a Noteholder shall be filed with the Indenture Trustee, but such filing shall not be a condition precedent to the validity of any action taken in reliance upon such waiver.

                  (c) In case, by reason of the suspension of regular mail service as a result of a strike, work stoppage or similar activity, it shall be impractical to mail notice of any event to a Noteholder when such notice is required to be given pursuant to any provision of this Indenture, then any manner of giving such notice as shall be satisfactory to the Indenture Trustee shall be deemed to be a sufficient giving of such notice.

         Section 11.06. [Reserved].

         Section 11.07. [Reserved].

         Section 11.08. Effect of Headings and Table of Contents. The Article and Section headings herein and the Table of Contents are for convenience only and shall not affect the construction hereof.

         Section 11.09. Successors and Assigns. All covenants and agreements in this Indenture by the Trust shall bind its successors and assigns, whether so expressed or not.

         Section 11.10. Separability. In case any provision in this Indenture or in the Note shall be invalid, illegal or unenforceable, the validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired thereby.

         Section 11.11. Benefits of Indenture. Nothing in this Indenture or in the Note, expressed or implied, shall give to any Person, other than the parties hereto and their successors hereunder, any separate trustee or co-trustee appointed under Section 6.14 hereof and the Noteholder, any benefit or any legal or equitable right, remedy or claim under this Indenture.

         Section 11.12. Legal Holidays. In any case where the date of any Payment Date, Redemption Date or any other date on which principal of or interest on any Note is proposed to be paid shall not be a Business Day, then (notwithstanding any other provision of the Note or this Indenture) payment need not be made on such date, but may be made on the next succeeding Business Day with the same force and effect as if made on the nominal date of any such Payment Date, Redemption Date or other date for the payment of principal of or interest on any Note and no interest shall accrue for the period from and after any such nominal date, provided such payment is made in full on such next succeeding Business Day.

         Section 11.13. Recording of Indenture. This Indenture is subject to recording in any appropriate public recording offices, such recording to be effected by the Servicer, on behalf of the Trust, and at its expense in compliance with any Opinion of Counsel delivered pursuant to Sections 2.11(c) or 3.06.

         Section 11.14. Trust Obligation. No recourse may be taken, directly or indirectly, with respect to the obligations of the Trust, the Owner Trustee or the Indenture Trustee on the Note or under this Indenture or any certificate or other writing delivered in connection herewith or therewith, against (i) the Indenture Trustee or the Owner Trustee in its individual capacity, (ii) any owner of a beneficial interest in the Trust or (iii) any partner, owner, beneficiary, agent, officer, director, employee or agent of the Indenture Trustee or the Owner Trustee in its individual capacity, any holder of a beneficial interest in the Trust, the Owner Trustee or the Indenture Trustee or of any successor or assign of the Indenture Trustee or the Owner Trustee in its individual capacity, except as any such Person may have expressly agreed (it being understood that the Indenture Trustee and the Owner Trustee have no such obligations in their individual capacity) and except that any such partner, owner or beneficiary shall be fully liable, to the extent provided by applicable law, for any unpaid consideration for stock, unpaid capital contribution or failure to pay any installment or call owing to such entity. For all purposes of this Indenture, in the performance of any duties or obligations of the Trust hereunder, the Owner Trustee shall be subject to, and entitled to the benefits of, the terms and provisions of the Trust Agreement.

         Section 11.15. No Petition. (a) The Indenture Trustee and the Initial Purchaser, by entering into this Indenture, and each Noteholder, by accepting a Note, hereby covenant and agree that they will not at any time institute against the Trust, or join in any institution against the Trust of, any bankruptcy, reorganization, arrangement, insolvency or liquidation proceedings, or other proceedings under any United States federal or state bankruptcy or similar law in connection with any obligations relating to the Note, this Indenture or any of the Basic Documents. In addition, the Indenture Trustee will on behalf of the Holders of the Note, (a) file a written objection to any motion or other proceeding seeking the substantive consolidation of any Originator with the Trust, (b) file an appropriate memorandum of points and authorities or other brief in support of such objection, or (c) endeavor to establish at the hearing on such objection that the substantive consolidation of such entity would be materially prejudicial to the Noteholder. This Section 11.15 will survive for one year and one day following the termination of this Indenture.

                  (b) Each party hereto (other than the Initial Purchaser) covenants and agrees that it will not institute against the Initial Purchaser, or join any other Person in instituting against the Initial Purchaser, any bankruptcy, insolvency or similar proceeding so long as any commercial paper notes of the Initial Purchaser shall be outstanding or there shall not have elapsed one year plus one day since the last day on which any such commercial paper notes shall have been outstanding.

         Section 11.16. Inspection. The Trust agrees that, on reasonable prior notice, it will permit any representative of the Indenture Trustee and the Controlling Party, during the Trust's normal business hours, to examine all books of account, records, reports and other papers of the Trust, to make copies and extracts therefrom, to cause such books to be audited by Independent Accountants selected by the Indenture Trustee or the Controlling Party, as the case may be, and to discuss its affairs, finances and accounts with its officers, employees and Independent Accountants (and by this provision the Trust hereby authorizes its Accountants to discuss with such representatives such affairs, finances and accounts), all at such reasonable times and as often as may be reasonably requested. Any expense incident to the exercise by the Indenture Trustee of any right under this Section 11.16 shall be borne by the Trust.

         Section 11.17. Usury. The amount of interest payable or paid on any Note under the terms of this Indenture shall be limited to an amount that shall not exceed the maximum nonusurious rate of interest allowed by the applicable laws of the United States or the State of New York (whichever shall permit the higher rate), that could lawfully be contracted for, charged or received (the "Highest Lawful Rate"). In the event any payment of interest on any Note exceeds the Highest Lawful Rate, the Trust stipulates that such excess amount will be deemed to have been paid as a result of an error on the part of both the Indenture Trustee, acting on behalf of the Holder of such Note, and the Trust, and the Holder receiving such excess payment shall promptly, upon discovery of such error or upon notice thereof from the Trust or the Indenture Trustee, refund the amount of such excess or, at the option of the Indenture Trustee, apply the excess to the payment of principal of such Note, if any, remaining unpaid. In addition, all sums paid or agreed to be paid to the Indenture Trustee for the benefit of the Holder of the Note for the use, forbearance or detention of money shall, to the extent permitted by applicable law, be amortized, prorated, allocated and spread throughout the full term of such Note.

         Section 11.18. Third-Party Beneficiary. (a) The Note Insurer is intended as a third- party beneficiary of this Indenture which shall be binding upon and inure to the benefit of the Note Insurer; provided, that, notwithstanding the foregoing, for so long as a Note Insurer Default is continuing with respect to its obligations under the Note Insurance Policy, the Noteholder shall succeed to the Note Insurer's rights hereunder. Without limiting the generality of the foregoing, all covenants and agreements in this Indenture that expressly confer rights upon the Note Insurer shall be for the benefit of and run directly to the Note Insurer, and the Note Insurer shall be entitled to rely on and enforce such covenants to the same extent as if it were a party to this Indenture.

                  (b) The Liquidity Agent is intended as a third- party beneficiary of this Indenture which shall be binding upon and inure to the benefit of the Liquidity Provider. Without limiting the generality of the foregoing, all covenants and agreements in this Indenture that expressly confer rights upon the Liquidity Agent shall be for the benefit of and run directly to the Liquidity Provider, and the Liquidity Provider shall be entitled to rely on and enforce such covenants to the same extent as if it were a party to this Indenture.

         Section 11.19. GOVERNING LAW; CONSENT TO JURISDICTION; WAIVER OF JURY TRIAL. (a) THIS AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE INTERNAL LAWS (AS OPPOSED TO CONFLICT OF LAWS PROVISIONS) OF THE STATE OF NEW YORK.

                  (b) THE TRUST, THE INITIAL PURCHASER AND THE INDENTURE TRUSTEE HEREBY SUBMIT TO THE NON-EXCLUSIVE JURISDICTION OF THE COURTS OF THE STATE OF NEW YORK AND THE UNITED STATES DISTRICT COURT LOCATED IN THE BOROUGH OF MANHATTAN IN NEW YORK CITY, AND EACH WAIVES PERSONAL SERVICE OF ANY AND ALL PROCESS UPON IT AND CONSENTS THAT ALL SUCH SERVICE OF PROCESS BE MADE BY REGISTERED MAIL DIRECTED TO THE ADDRESS SET FORTH IN SECTION 11.05 HEREOF AND SERVICE SO MADE SHALL BE DEEMED TO BE COMPLETED FIVE (5) DAYS AFTER THE SAME SHALL HAVE BEEN DEPOSITED IN THE U.S. MAILS, POSTAGE PREPAID. THE TRUST, THE INITIAL PURCHASER AND THE INDENTURE TRUSTEE EACH HEREBY WAIVE ANY OBJECTION BASED ON FORUM NON CONVENIENS, AND ANY OBJECTION TO VENUE OF ANY ACTION INSTITUTED HEREUNDER AND CONSENTS TO THE GRANTING OF SUCH LEGAL OR EQUITABLE RELIEF AS IS DEEMED APPROPRIATE BY THE COURT. NOTHING IN THIS SECTION 11.19 SHALL AFFECT THE RIGHT OF THE ORIGINATORS, THE TRUST, THE SERVICER, THE BACK-UP SERVICER, THE DEPOSITOR, THE SERVICER, ABFS, THE COLLATERAL AGENT, THE NOTE INSURER OR THE INDENTURE TRUSTEE TO SERVE LEGAL PROCESS IN ANY OTHER MANNER PERMITTED BY LAW OR AFFECT ANY OF THEIR RIGHTS TO BRING ANY ACTION OR PROCEEDING IN THE COURTS OF ANY OTHER JURISDICTION.

                  (c) THE TRUST, THE INITIAL PURCHASER AND THE INDENTURE TRUSTEE EACH HEREBY WAIVES ANY RIGHT TO HAVE A JURY PARTICIPATE IN RESOLVING ANY DISPUTE, WHETHER SOUNDING IN CONTRACT, TORT, OR OTHERWISE ARISING OUT OF, CONNECTED WITH, RELATED TO, OR IN CONNECTION WITH THIS AGREEMENT. INSTEAD, ANY DISPUTE WILL BE RESOLVED IN A BENCH TRIAL WITHOUT A JURY.

         Section 11.20. Counterparts. This instrument may be executed in any number of counterparts, each of which so executed shall be deemed to be an original, but all such counterparts shall together constitute but one and the same instrument.


                  [Remainder of Page Intentionally Left Blank]

         IN WITNESS WHEREOF, the Trust and the Indenture Trustee have caused this Indenture to be duly executed by their respective officers thereunto duly authorized, all as of the day and year first above written.


                                 ABFS MORTGAGE LOAN WAREHOUSE
                                   TRUST 2001-1
                                 By: FIRST UNION TRUST COMPANY,
                                     NATIONAL ASSOCIATION, not in its
                                     individual capacity, but solely as Owner
                                     Trustee under the Trust Agreement


                                 By:
                                    --------------------------------------------
                                    Name:
                                    Title:

                                 TRIPLE-A ONE FUNDING CORPORATION,
                                        as Initial Purchaser

                                 By: MBIA INSURANCE CORPORATION,
                                        as its attorney-in-fact


                                 By:
                                    --------------------------------------------
                                    Name:
                                    Title:

                                 THE CHASE MANHATTAN BANK,
                                        as Indenture Trustee


                                 By:
                                    --------------------------------------------
                                    Name:
                                    Title:

ACKNOWLEDGED AND AGREED TO BY:

AMERICAN BUSINESS FINANCIAL
SERVICES, INC.
   as Guarantor


By:
   -----------------------------------------
   Name:
   Title:

                         [Signature Page to Indenture]

                                                                      APPENDIX I

                                  DEFINED TERMS

         "ABC": American Business Credit, Inc.

         "ABFS" or "Guarantor": American Business Financial Services, Inc.

         "ABFS Company": As defined in Section 5.05 of the Sale and Servicing Agreement.

         "ABMS": American Business Mortgage Services, Inc.

         "Accepted Servicing Practices": The Servicer's normal servicing practices, which in general will conform to the mortgage servicing practices of prudent mortgage lending institutions which service, for their own account, mortgage loans of the same type as the Mortgage Loans in the jurisdictions in which the related Mortgaged Properties are located, as the same may be adjusted from time to time, provided, that such practices shall at all times be consistent with the Credit Policy Manual.

         "Account": Any of the Collection Account, the Payment Accounts or the
Note Insurance Payment Account.

         "Accountant": A Person engaged in the practice of accounting who (except when the Indenture provides that an Accountant must be Independent) may be employed by or affiliated with the Trust or an Affiliate of the Trust.

         "Accredited Investor": The meaning assigned to such term in Section 2.12(b)(i) of the Indenture.

         "Accrual Period": With respect to the Class A Note and any Payment Date, the period from and including the prior Payment Date (or, in the case of the first Payment Date, from and including the applicable Closing Date) to and including the day immediately preceding such Payment Date provided, that after a Rate Fixing Date, such accrual period shall convert from the accrual period set forth above to an accrual period that will be the preceding calendar month calculated on the basis of a 360-day year consisting of twelve 30-day months provided, further that in the event of such change the Indenture Trustee will reconcile the change in accrual periods to prevent any loss of accrual days.

         "Act": With respect to any Noteholder, as defined in Section 11.03 of the Indenture.

         "Adjusted Eligible Mortgage Loan Balance": The sum of (a) the aggregate Principal Balance of the Eligible Mortgage Loans; minus (b) the product of (i) 10.00% and (ii) the aggregate Principal Balance of Delinquent Mortgage Loans with respect to which any payment of principal or interest is 31-59 days past due; minus (c) the product of (i) 50.00% and (ii) the aggregate Principal

Balance of Delinquent Mortgage Loans with respect to which any payment of principal or interest is 60-89 days past due; minus (d) the aggregate Principal Balance of Delinquent Mortgage Loans with respect to which any payment of principal or interest is 90 or more days past due. For purposes of this definition, the determination of whether any payment is "past due" shall be made on the basis of the original Due Date for such payment without giving effect to any extensions of such Due Date and without giving effect to any Servicer Advances or Periodic Advances made with respect to the applicable Mortgage Loan.

         "Administrative Agent": MBIA Insurance Corporation, in its capacity as administrative agent for the Initial Purchaser, and any successor thereto in such capacity.

         "Administrative Costs": With respect to the Note and any Payment Date, the sum of the Indenture Trustee Fee, the Premium Amount, the Back-up Servicing Supplemental Fee, the Back-up Servicer Standby Fee, and the Servicing Fee for such Payment Date.

         "Advance Amount": The lesser of (i) the product of (a) the weighted average Par Advance Rate and (b) the Adjusted Eligible Mortgage Loan Balance, or
(ii) 95.00% of the aggregate Market Value of the Eligible Mortgage Loans, in each case as of the date of determination.

         "Affiliate": With respect to any Person, any other Person directly or indirectly controlling, controlled by, or under direct or indirect common control with such specified Person. For the purposes of this definition, "control" when used with respect to any specified Person means the power to direct the management and policies of such Person, directly or indirectly, whether through the ownership of voting securities, by contract or otherwise; and the terms "controlling" and "controlled" have meanings correlative to the foregoing.

         "Agent": Any Note Registrar, Collateral Agent, or Authenticating Agent.

         "Aggregate Mortgage Interest" means, with respect to any Due Period, an aggregate amount equal to the cash collections of interest on the Eligible Loans received during such Due Period.

         "Aggregate Principal Balance": With respect to any Mortgage Loans and any date of determination, the aggregate of the Principal Balances of such Mortgage Loans as of such date of determination.

         "Appraised Value": As to any Mortgaged Property, the appraised value of the Mortgaged Property based upon the appraisal made by or on behalf of the related Originator at the time referred to in the related Basic Documents or, in the case of a Mortgage Loan that is a purchase money mortgage loan, the sales price of the Mortgaged Property, if such sales price is less than such appraised value.

         "Assignment of Mortgage": With respect to each Mortgage Loan, an assignment of the Mortgage, notice of transfer or equivalent instrument sufficient under the laws of the jurisdiction wherein the related Mortgaged Property is located to reflect of record the sale of the Mortgage to the Indenture Trustee, for the benefit of the Noteholder and the Note Insurer.

         "Authenticating Agent": The Person, if any, appointed as Authenticating Agent by the Owner Trustee, acting at the direction of the Majority Certificateholder, pursuant to Section 6.14 of the Indenture, until any successor Authenticating Agent for the Note is named, and thereafter "Authenticating Agent" shall mean such successor. The initial Authenticating Agent shall be the Indenture Trustee. Any Authenticating Agent other than the Indenture Trustee shall sign an instrument under which it agrees to be bound by all of the terms of this Indenture applicable to the Authenticating Agent.

         "Authorized Denominations": The minimum Percentage Interest corresponding to a minimum denomination of $1,000 or integral multiples of $1,000 in excess thereof; provided, however, that one Class A Note is issuable in a denomination equal to any such multiple plus an additional amount such that the aggregate denomination of the Note shall be equal to the Original Note Principal Balance.

         "Authorized Officer": With respect to (i) the Indenture Trustee, any Responsible Officer, (ii) the Owner Trustee or the Collateral Agent, the president, any vice president, any assistant vice president, the secretary, any assistant secretary, the treasurer, any assistant treasurer, any trust officer, any financial services officer or any other officer of the Owner Trustee or the Collateral Agent customarily performing functions similar to those performed by the above officers and (iii) any other Person, the chairman, chief operating officer, president or any vice president of such Person.

         "Available Funds": With respect to any Payment Date and the Payment Account, the amount to be on deposit in the Payment Account on such Payment Date (excluding the amount of any Insured Payment and prior to the application of such amounts as described in Section 8.02 of the Indenture for such Payment
Date) as a result of the Servicer's remittance of the Servicer Remittance Amount related to the Payment Account on the related Servicer Payment Date. For purposes of calculating the Available Funds, any Loan Repurchase Price or Substitution Adjustment that is paid shall be deemed deposited in the Payment Account in the Due Period preceding such Servicer Payment Date.

         "Available Funds Shortfall": With respect to any Payment Date, an amount equal to the excess of the Insured Payment Amount for such Payment Date over the Available Funds for such Payment Date available for distribution in respect of such Insured Payment Amount.

         "Back-up Servicer": EMC Mortgage Corporation, a Delaware corporation, its successor-in-interest, or any successor Back-up Servicer appointed as provided for in Section 7.22 of the Sale and Servicing Agreement.

         "Back-up Servicer Standby Fee": Means with respect to each Payment Date, the fee payable to the Back-up Servicer for services rendered under the Sale and Servicing Agreement which shall be equal to the product of (a) the Back-up Servicer Standby Fee Rate and (b) the average daily Class A Note Principal Balance during such Accrual Period. For purposes of the foregoing, the Principal Balance of a Mortgage Loan that has become a Liquidated Mortgage Loan shall be deemed to be zero. Such fee shall be paid by wire in accordance with Exhibit F to the Indenture.

         "Back-up Servicer Standby Fee Rate": 0.05% per annum.

         "Back-up Servicing Supplemental Fee": As to any Payment Date, the supplemental fee payable to the Back-up Servicer, if the Back-up Servicer is then acting as the Servicer pursuant to the Sale and Servicing Agreement, which shall be equal to the product of (a) the Back-up Servicing Supplemental Fee Rate and (b) the average daily Class A Note Principal Balance during such Accrual Period. For purposes of the foregoing, the Principal Balance of a Mortgage Loan that has become a Liquidated Mortgage Loan shall be deemed to be zero. Such fee shall be paid by wire in accordance with Exhibit F to the Indenture.

         "Back-up Servicing Supplemental Fee Rate": 0.25% per annum.

         "Bankruptcy Code": The Bankruptcy Reform Act of 1978 (Title 11 of the United States Code), as amended.

         "Basic Documents": The Indenture, the Trust Agreement, the Insurance Agreement and the Sale and Servicing Agreement.

         "Beneficial Owner": With respect to a Book-Entry Note, the Person who is the beneficial owner of such Note as reflected on the books of the Clearing Agency for the Note or on the books of a Person maintaining an account with such Clearing Agency (as either a Direct Participant or an Indirect Participant, in accordance with the rules of such Clearing Agency).

         "Best Efforts": Efforts determined to be in good faith and reasonably diligent by the Person performing such efforts, specifically the Trust, the Servicer, the Back-up Servicer or any other agent of the Trust, as the case may be, in its reasonable discretion. Such efforts do not require the Trust or the Servicer or any other agent of the Trust, as the case may be, to enter into any litigation, arbitration or other legal or quasi-legal proceeding (except, in the case of the Servicer in accordance with Accepted Servicing Practices), nor do they require the Trust or the Servicer or any other agent of the Trust, as the case may be, to advance or expend fees or sums of money in addition to those specifically set forth in this Indenture and the Sale and Servicing Agreement.

         "Book-Entry Notes": Any Notes registered in the name of the Clearing Agency or its nominee, ownership of which is reflected on the books of the Clearing Agency or on the books of a person maintaining an account with such Clearing Agency (as either a Direct Participant or an Indirect Participant in accordance with the rules of such Clearing Agency).

         "Book-Entry Termination": The time at which the book-entry registration of the Book-Entry Notes shall terminate, as specified in Section 2.18 of the Indenture.

         "Breakage Cost": The meaning assigned to such term in Section 2.16 of the Indenture.

         "Business Day": Any day other than (i) a Saturday or Sunday or (ii) a day that is either a legal holiday or a day on which the Note Insurer or banking institutions in the State of New York, the State of Delaware (in the case of the Trust), the State of Texas (in the case of the Collateral Agent and the Back-up Servicer), the State of New Jersey, the State of Pennsylvania or the state in which the Indenture Trustee's office from which payments will be made to the Noteholder, are authorized or obligated by law, regulation or executive order to be closed.

         "Business Purpose Property": Any mixed-use property, commercial property, or four or more unit multifamily property.

         "Cash Equivalent": shall mean (a) securities with maturities of 90 days or less from the date of acquisition issued or fully guaranteed or insured by the United States Government or any agency thereof, (b) certificates of deposit and eurodollar time deposits with maturities of 90 days or less from the date of acquisition and overnight bank deposits of any commercial bank having capital and surplus in excess of $250,000,000, (c) repurchase obligations of any commercial bank satisfying the requirements of clause (b) of this definition, having a term of not more than seven days with respect to securities issued or fully guaranteed or insured by the United States government, (d) commercial paper of a domestic issuer rated at least "A-1" or the equivalent thereof by S&P or "P-1" or the equivalent thereof by Moody's and in either case maturing within 90 days after the day of acquisition, (e) securities with maturities of 90 days or less from the date of acquisition issued or fully guaranteed by any state, commonwealth or territory of the United States, by any political subdivision or taxing authority of any such state, commonwealth or territory or by any foreign government, the securities of which state, commonwealth, territory, political subdivision, taxing authority or foreign government (as the case may be) are rated at least "A" by S&P or "A" by Moody's, (f) securities with maturities of 90 days or less from the date of acquisition backed by standby letters of credit issued by any commercial bank satisfying the requirements of clause (b) of this definition, or (g) shares of money market, mutual or similar funds which invest exclusively in assets satisfying the requirements of clauses (a) through (f) of this definition.

         "Cash Portion": As defined under Originator Purchase Price.

         "CERCLA": The Comprehensive Environmental Response, Compensation and Liability Act of 1980.

         "Change of Control": Any of the following: (i) any transaction or event as a result of which ABFS ceases to own, beneficially and of record, 100% of the Stock of each of the Depositor and the Servicer or the Depositor ceases to own, beneficially and of record, 100% of the Stock of the Trust; (ii) the sale, transfer, or other disposition of all or substantially all of the Depositor's or the Servicer's assets (excluding any such action taken in connection with any securitization transactions); (iii) the consummation of a merger or consolidation of ABFS with or into another entity or any other corporate reorganization, if more than 50% of the combined voting power of the continuing or surviving entity's Stock outstanding immediately after such merger, consolidation or such other reorganization is owned by persons who were not stockholders of ABFS immediately prior to such merger, consolidation or other reorganization; or (iv) the sale, transfer, or other disposition of all or substantially all of ABFS's assets (it being understood that a securitization of mortgage loans in and of itself, shall not constitute a Change of Control).

         "Class": The class of Notes designated as the Class A Note.

         "Class A Carry-Forward Amount": As of any Payment Date, the sum of (a) the amount, if any, by which (i) the Class A Interest Payment Amount as of the immediately preceding Payment Date exceeded (ii) the amount of interest actually paid to the Noteholder on such immediately preceding Payment Date and (b) interest on the amount described in clause (a) accrued during the related Accrual Period, calculated at an interest rate equal to the Class A Note Rate.

         "Class A Current Interest": With respect to the Class A Note for any Payment Date, the interest accrued during the related Accrual Period at the Class A Note Rate applicable to such Payment Date on the average daily Class A Note Principal Balance during such Accrual Period.

         "Class A Interest Payment Amount": With respect to the Class A Note for any Payment Date, an amount equal to (a) the related Class A Current Interest, plus (b) the Class A Carry-Forward Amount, minus (c) any amounts paid by the
Note Insurer in respect of such Class A Carry-Forward Amount, in each case, as of such Payment Date.

         "Class A Note": Any Note designated as a "Class A Note" on the face thereof, in the form of Exhibit A to the Indenture. The Class A Note shall be issued with an initial aggregate Note Principal Balance equal to the Original Note Principal Balance therefor.

         "Class A Note Principal Balance": As of any date of determination, the sum of (a) the aggregate Original Note Principal Balance, plus (b) the amount of any Subsequent Advance minus (c) any amounts actually paid with respect to principal thereon on all prior Payment Dates.

         "Class A Note Rate": With respect to the Note and any Accrual Period, an interest rate per annum equal to (a) prior to the occurrence of a Rate Fixing Date, the Cost of Funds plus 0.49% or such other rate as may be determined pursuant to Section 5.04(b) of the Indenture following the occurrence of an Event of Default and (b) from and after the occurrence of a Rate Fixing Date, the Fixed Rate determined as of the last Market Value Determination Date to occur prior to such Rate Fixing Date. If there is a second Rate Fixing Date, then at all times thereafter the Class A Note Rate shall be equal to the Fixed Rate determined as of the last Market Value Determination Date to occur prior to such second Rate Fixing Date.

         "Class A Payment Amount": With respect to the Class A Note for any Payment Date, the amount to be paid to the Holder of the Class A Note on such Payment Date, applied first to interest and then to principal, which amount shall be the sum of the Class A Interest Payment Amount and the Class A Principal Payment Amount.

         "Class A Principal Payment Amount": For any Payment Date, the amount necessary to reduce the Class A Note Principal Balance to an amount equal to the Advance Amount as of such Payment Date; provided, however, that for purposes of calculating the Class A Principal Payment Amount on any Payment Date, the Principal Balance of Pledged Mortgage Loans that are not Eligible Mortgage Loans shall equal zero.

         "Clean-Up Call Date": The first Payment Date after the Class A Note Principal Balance is less than or equal to 10% of the Maximum Collateral Amount.

         "Clearing Agency": An organization registered as a "clearing agency" pursuant to Section 17A of the Securities and Exchange Act of 1934, as amended, and the regulations of the Commission thereunder and shall initially be The Depository Trust Company of New York, the nominee for which is Cede & Co.

         "Clearing Agency Participants": The entities for whom the Clearing Agency will maintain book-entry records of ownership and transfer of Book-Entry Notes, which may include securities brokers and dealers, banks and trust companies and clearing corporations and certain other organizations.

         "Closing Date": The Initial Closing Date and any Subsequent Purchase Date thereafter.

         "Code": The Internal Revenue Code of 1986, as amended.

         "Collateral": The Pledged Mortgage Loans, Accounts and other collateral described in the Granting Clause securing payment of the Note.

         "Collateral Agent": The Chase Manhattan Bank, a New York banking corporation, in its capacity as Collateral Agent under the Sale and Servicing Agreement, or its successor-in-interest, or any successor Collateral Agent appointed as provided in Section 11.08 of the Sale and Servicing Agreement.

         "Collateral Deficiency Event": A situation which shall be deemed to be existing as of any day on which (a) the outstanding principal amount of the Class A Note as of such day exceeds (b) the Advance Amount as of such day.

         "Collection Account": The Eligible Account established and maintained by the Servicer pursuant to Section 7.02(b) of the Sale and Servicing Agreement.

         "Combined Loan-to-Value Ratio" or "CLTV": As to any Mortgage Loan at any time, the fraction, expressed as a percentage, the numerator of which is the sum of (i) the Principal Balance thereof at such time and (ii) if such Mortgage Loan is subject to a second mortgage, the unpaid principal balance of any related first mortgage loan or loans, if any, as of such time, and the denominator of which is the Appraised Value of any related Mortgaged Property or Properties as of the date of the appraisal used by or on behalf of the Originators to underwrite such Mortgage Loan.

         "Compliance Certificate": A certificate duly completed and signed by a Responsible Officer of the Servicer in the form attached to the Sale and Servicing Agreement as Exhibit H.

         "Controlling Party": The Note Insurer, unless a Note Insurer Default has occurred and is continuing. If a Note Insurer Default has occurred and is continuing, the Majority Noteholder shall be the Controlling Party.

         "Corporate Trust Office": With respect to (x) the Indenture Trustee, the principal office of the Indenture Trustee at which at any particular time its corporate trust business shall be principally administered, which office at the date of the execution of the Basic Documents is located at 450 West 33rd Street, 14th Floor, New York, New York, 10001, Attention: Institutional Trust Services, ABFS Mortgage Loan Warehouse Trust 2001-1; (y) the Owner Trustee, the principal office of the Owner Trustee at which at any particular time its corporate trust business shall be principally administered, which office at the date of the execution of the Basic Documents is located at One Rodney Square, 920 King Street, Suite 102, Wilmington, Delaware 19801, Attention: Corporate Trust Administration; and (z) the Collateral Agent, the principal office of the Collateral Agent at which at any particular time its corporate trust business shall be principally administered, which office at the date of the execution of the Basic Documents is located at 450 West 33rd Street, New York, New York, 10001, Attention: Institutional Trust Services, ABFS Mortgage Loan Warehouse Trust 2001-1.

         "Cost of Funds": With respect to any Accrual Period, (a) to the extent the Holder of such Note is the Initial Purchaser and the Initial Purchaser funds its interest in such Note through the issuance of commercial paper notes, the CP Rate and (b) otherwise, the LIBOR rate determined as of the second Business Day immediately preceding the first day of such Accrual Period.

         "CP Rate": Means, for any period the per annum rate equivalent to the weighted average of the per annum rates paid or payable by the Initial Purchaser from time to time as interest on its commercial paper notes (taking into consideration any incremental carrying costs associated with commercial paper notes issued by the Initial Purchaser maturing on dates other than those certain dates on which the Initial Purchaser is to receive funds) in respect of commercial paper notes issued by the Initial Purchaser that are allocated, in whole or in part, by the Administrative Agent (on behalf of the Initial Purchaser) to fund or maintain the interest of the Initial Purchaser in the Class A Note during such period, as determined by the Administrative Agent (on behalf of the Initial Purchaser) and reported to the Servicer, which rates shall reflect and give effect to (i) the commissions of placement agents and dealers in respect of such commercial paper notes, to the extent such commissions are allocated, in whole or in part, to such commercial paper notes by the Administrative Agent (on behalf of the Initial Purchaser) and (ii) other borrowings by the Initial Purchaser, including, without limitations, borrowings to fund small or odd dollar amounts that are not easily accommodated in the commercial paper market; provided, that if any component of such rate is a discount rate, in calculating the CP Rate the Administrative Agent shall for such component use the rate resulting from converting such discount rate to an interest bearing equivalent rate per annum.

         "Credit Policy Manual": With respect to an Originator, its written policies and procedures regarding underwriting, origination and servicing of mortgage loans, as delivered to the Note Insurer on the Initial Closing Date, with such changes notified to the Note Insurer (a) that do not have a material adverse effect on such policies and procedures, or (b) that are approved by the Controlling Party, such approval not to be unreasonably withheld, delayed or conditioned or (c) that the Servicer does not apply to the Mortgage Loans.

         "Curtailment": With respect to a Mortgage Loan, any payment of principal received during a Due Period as part of a payment that is in excess of the amount of the Monthly Payment due for such Due Period and which is not intended to satisfy the Mortgage Loan in full, nor is intended to cure a Delinquency nor is it intended as a future payment.

         "Debt Service Reduction": With respect to any Mortgage Loan, a reduction by a court of competent jurisdiction of the Monthly Payment due on such Mortgage Loan in a proceeding under the Bankruptcy Code, except such a reduction that constitutes a Deficient Valuation or a permanent forgiveness of principal.

         "Default": Any occurrence that is, or with notice or the lapse of time or both would become, an Event of Default.

         "Deficiency Amount": With respect to any Payment Date, the excess, if any of Required Distributions over the Net Available Funds.

         "Deficient Valuation": With respect to any Mortgage Loan, a valuation of the related Mortgaged Property by a court of competent jurisdiction in an amount less than the then outstanding Principal Balance of the Mortgage Loan, which valuation results from a proceeding initiated under the Bankruptcy Code.

         "Definitive Note": Note other than Book-Entry Notes.

         "Deleted Mortgage Loan": A Mortgage Loan replaced or to be replaced by a Qualified Substitute Mortgage Loan pursuant to Section 4.02 of the Sale and Servicing Agreement.

         "Delinquency Ratio": With respect to any Due Period, the percentage equivalent of a fraction (a) the numerator of which equals the aggregate Principal Balances of all Mortgage Loans that are Delinquent, in foreclosure or converted to REO property as of the last day of such Due Period and (b) the denominator of which is the aggregate Principal Balance of the Mortgage Loans in the Trust Estate as of the last day of such Due Period.

         "Delinquent": A Mortgage Loan is "delinquent" if any payment due thereon is not made by the close of business on the day such payment is scheduled to be due. A Mortgage Loan is "30 days delinquent" if such payment has not been received by the close of business on the corresponding day of the month immediately succeeding the month in which such payment was due, or, if there is no such corresponding day (e.g., as when a 30-day month follows a 31-day month in which a payment was due on the 31st day of such month) then on the last day of such immediately succeeding month. Similarly for "60 days delinquent," "90 days delinquent" and so on. For purposes of this definition, the determination of whether any payment is "past due" shall be made on the basis of the original Due Date for such payment without giving effect to any extensions of such Due Date and without giving effect to any Servicing Advances or Periodic Advances made with respect to the applicable Mortgage Loan.

         "Demand Note": Each subordinated demand note issued by ABFS to the related Originator which shall be in the form of a "grid note" attached as Exhibit H to the Sale and Servicing Agreement, on which such Originator shall make appropriate entries to evidence the Non-Cash Portion of such Originator's Originator Purchase Prices.

         "Depositor": ABFS OSO, Inc., a Delaware corporation.

         "Direct Participant": Any broker-dealer, bank or other financial institution for which the Clearing Agency holds Notes from time to time as a securities depositary.

         "Disposition": The disposition, at the direction of the Majority Noteholder pursuant to Section 10.04 of the Indenture, of sufficient Collateral to pay down the portion of the Note redeemed pursuant to Sections
10.01(a)(ii)-(iii) of the Indenture, including pursuant to a securitization, whole loan sale transaction, or other disposition of Mortgage Loans.

         "Disposition Participant": As applicable, with respect to a Disposition, any "depositor" with respect to such Disposition, the Noteholder, the Trust, the Servicer, the related trustee and the related custodian, any nationally recognized credit rating agency, the related underwriters, the related placement agent, the related credit enhancer, the related whole-loan purchaser, the related purchaser of securities and/or any other party necessary or, in the good faith belief of any of the foregoing, desirable to effect a Disposition.

         "Disposition Proceeds": With respect to a Disposition, (x) the proceeds of the Disposition remitted to the Trust in respect of the Mortgage Loans transferred on the date of and with respect to such Disposition, including without limitation, any cash and retained securities created in any related securitization less all costs, fees and expenses incurred in connection with such Disposition, including, without limitation, all amounts deposited into any reserve accounts upon the closing thereof, minus (y) all other amounts agreed upon in writing by the Majority Noteholder, the Controlling Party, the Trust and the Servicer.

         "Disposition Statement": Means written instructions from the Servicer directing the Trust and Indenture Trustee as to effecting a Disposition and the distribution of Disposition Proceeds.

         "Due Date": With respect to each Mortgage Loan and any Payment Date, the day of the calendar month preceding the calendar month in which such Payment Date occurs on which the Monthly Payment for such Mortgage Loan was due.

         "Due for Payment": Means the Payment Date on which Insured Amounts are due.

         "Due Period": With respect to each Payment Date, the calendar month preceding the related Payment Date or, with respect to any Initial Mortgage Loans or Subsequent Mortgage Loans that were acquired after such date, the Due Period shall commence on the date of acquisition of such Initial Mortgage or Subsequent Mortgage Loan.

         "Eligible Account": Either (A) an account or accounts maintained with an institution (which may include the Indenture Trustee; provided, that the Indenture Trustee otherwise meets these requirements) whose deposits are insured by the FDIC, the unsecured and uncollateralized debt obligations of which institution shall be rated "AA" or better by S&P and "Aa2" or better by Moody's and in the highest short term rating category by S&P and Moody's, and which is
(i) a federal savings and loan association duly organized, validly existing and in good standing under the federal banking laws, (ii) an institution (including the Indenture Trustee) duly organized, validly existing and in good standing under the applicable banking laws of any state, (iii) a national banking association duly organized, validly existing and in good standing under the federal banking laws, (iv) a principal subsidiary of a bank holding company, or

(v) approved in writing by the Note Insurer and the Rating Agencies or (B) a trust account or accounts maintained with the trust department of a federal or state chartered depository institution or trust company (which may include the Indenture Trustee; provided, that the Indenture Trustee otherwise meets these requirements), having capital and surplus of not less than $50,000,000, acting in its fiduciary capacity.

         "Eligible Liquid Assets": Means the sum of (i) mortgage loans to the extent that ABFS has committed financing available to it under existing warehouse facilities and such mortgage loans qualify for funding under such existing warehouse facilities, (ii) mortgage loans for which ABFS has a commitment to purchase from it to the extent of the purchase price required to be paid it and (iii) cash and Cash Equivalents.

         "Eligible Mortgage Loans": As of any date, all Pledged Mortgage Loans as to which each representation and warranty made pursuant to Section 4.01 of the Sale and Servicing Agreement is true and correct as though made on and as of such date.

         "ERISA": The Employee Retirement Income Security Act of 1974, as amended.

         "Event of Default": As defined in Section 5.01 of the Indenture.

         "Exchange Act": The Securities Exchange Act of 1934, as amended.

         "Facility Costs": Means, with respect to any Due Period, the sum of (i) the aggregate amount of interest accrued on the Class A Note at the Class A Note Rate during such Due Period, plus (ii) the aggregate amount of Administrative Costs accrued during such Due Period plus (iii) the aggregate of all other amounts (excluding the principal amount of the Class A Note) owing to the Indenture Trustee, the Collateral Agent, the Servicer, Back-up Servicer, the
Note Insurer or any other Noteholder pursuant to the Basic Documents and accrued during such Due Period. For purposes of the foregoing, the Class A Note Rate shall be deemed to be the greater of (i) the actual Class A Note Rate for such Due Period or (ii) the Fixed Rate that would have been in effect had a Rate Fixing Date occurred on the first day of such Due Period, as determined by the Liquidity Agent and notified to the Servicer.

         "Fannie Mae": The Federal National Mortgage Association, and any successor thereto.

         "FDIC": The Federal Deposit Insurance Corporation, and any successor thereto.

         "FICO": The consumer credit scoring scale developed by Fair Issacs Co. and generally referred to in the consumer lending industry by such name or a comparable scoring system.

         "Final Certification": A certification as to the completeness of each Indenture Trustee's Mortgage File prepared by the Collateral Agent, on behalf of the Indenture Trustee, and provided by the Collateral Agent prior to the applicable Closing Date pursuant to Section 2.06(b) of the Sale and Servicing Agreement.

         "Final Purchase Date": March 27, 2002 or such later date as specified in writing by the Liquidity Provider, the Note Insurer and the Initial Purchaser, each in their sole discretion.

         "Final Stated Maturity Date": The March 2031 Payment Date.

         "Fixed Rate": As of any date on which a Market Value determination is made by the Note Insurer, or the Liquidity Agent acting on its behalf, a per annum rate equal to the sum of (i) the Interpolated Benchmark Treasury Rate as of such date plus (ii) 2.40%. In the event the Note Insurer, or the Liquidity Agent acting on its behalf, determines that there is a distortion in the Treasury market or a change in the historical relationship between treasury and swap rates, the Note Insurer or the Liquidity Agent, as the case may be, may elect to calculate the Fixed Rate based upon the sum of (i) the Interpolated Benchmark Swap Rate as of such date plus (ii) a comparable margin such that the Fixed Rate is approximately equal to the rate per annum that would have been determined pursuant to the preceding sentence if no such distortion or change had occurred.

         "Foreclosure Profits": As to any Payment Date, the excess, if any, of
(i) Net Liquidation Proceeds in respect of each Mortgage Loan that became a Liquidated Mortgage Loan during the related Due Period over (ii) the sum of the unpaid Principal Balance of each such Liquidated Mortgage Loan plus accrued and unpaid interest at the applicable Mortgage Interest Rate on the unpaid Principal Balance thereof from the Due Date on which interest was last paid by the Mortgagor (or, in the case of a Liquidated Mortgage Loan that had been an REO Mortgage Loan, from the Due Date on which interest was last deemed to have been paid pursuant to Section 7.06 of the Sale and Servicing Agreement) to the next succeeding Due Date following the date such Loan became a Liquidated Mortgage Loan.

         "Freddie Mac": The Federal Home Loan Mortgage Corporation, and any successor thereto.

         "GAAP": Generally accepted accounting principles, consistently applied, as of the date of such application.

         "Grant": To assign, transfer, mortgage, pledge, create and grant a security interest in, deposit, set-over and confirm. A Grant of a Mortgage Loan and the related Mortgage Files, a Permitted Investment, the Sale and Servicing Agreement, or any other instrument shall include all rights, powers and options (but none of the obligations) of the Granting party thereunder, including without limitation the immediate and continuing right to claim for, collect, receive and give receipts for principal and interest payments thereunder, Insurance Proceeds, Loan Repurchase Prices and all other moneys payable thereunder and all proceeds thereof, to give and receive notices and other communications, to make waivers or other agreements, to exercise all rights and options, to bring Proceedings in the name of the Granting party or otherwise, and generally to do and receive anything that the Granting party is or may be entitled to do or receive thereunder or with respect thereto.

         "Indenture": The Indenture, dated as of March 1, 2001, between the Trust, the Initial Purchaser and the Indenture Trustee, relating to the issuance of the Note, as amended.

         "Indenture Trustee": The Chase Manhattan Bank, a New York banking corporation, in its capacity as Indenture Trustee under the Indenture, its successor-in-interest, or any successor Indenture Trustee appointed as provided for in Section 6.09 of the Indenture.

         "Indenture Trustee Fee": As to any Payment Date, the fee payable to the Indenture Trustee in respect of its services as Indenture Trustee pursuant to
Section 6.16 of the Indenture that accrues at a monthly rate equal to one-twelfth of 0.00625% on the Principal Balance of each Mortgage Loan, as of the immediately preceding Due Date.

         "Indenture Trustee's Mortgage File": The documents from each Mortgage File delivered to the Collateral Agent, on behalf of the Indenture Trustee, pursuant to Section 2.05 of the Sale and Servicing Agreement.

         "Independent": When used with respect to any specified Person, means such a Person who (i) is in fact independent of the Trust and any other obligor upon the Note, (ii) does not have any direct financial interest or any material indirect financial interest in the Trust or in any such other obligor or in an Affiliate of the Trust or such other obligor, and (iii) is not connected with the Trust or any such other obligor as an officer, employee, promoter, underwriter, trustee, partner, director or person performing similar functions. Whenever it is herein provided that any Independent Person's opinion or certificate shall be furnished to the Indenture Trustee or the Note Insurer, such Person shall be appointed by a Trust Order and such opinion or certificate shall state that the signer has read this definition and that the signer is Independent within the meaning hereof.

         "Indirect Participant": Any financial institution for whom any Direct Participant holds an interest in a Note.

         "Individual Note": A Note of an Original Note Principal Balance of $1,000; a Note of an Original Note Principal Balance in excess of $1,000 shall be deemed to be a number of Individual Notes equal to the quotient obtained by dividing such Original Note Principal Balance amount by $1,000.

         "Initial Closing Date": The date of the Initial Purchase hereunder.

         "Initial Depositor Conveyed Assets": As defined in Section 2.01(b) of the Sale and Servicing Agreement.

         "Initial Mortgage Loans": The mortgage loans sold on the Initial Closing Date pursuant to Section 2.01 of the Sale and Servicing Agreement.

         "Initial Originator Conveyed Assets": As defined in Section 2.01(a) of the Sale and Servicing Agreement.

         "Initial Purchase": The occurrence of the first purchase of Mortgage Loans by the Trust pursuant to Section 2.01 of the Sale and Servicing Agreement.

         "Initial Purchaser": Triple-A One Funding Corporation, a Delaware corporation.

         "Insurance Agreement": The Insurance and Reimbursement Agreement dated as of March 30, 2001 among ABFS, the Note Insurer, the Initial Purchaser, the Depositor, the Trust, the Indenture Trustee, the Servicer, and the Originators as such agreement may be amended or supplemented in accordance with the provisions thereof.

         "Insurance Policies": All insurance policies insuring any Mortgage Loan or Mortgaged Property, to the extent the Trust or the Indenture Trustee has any interest therein.

         "Insurance Proceeds": Proceeds paid by any insurer other than the Note Insurer pursuant to any insurance policy covering a Mortgage Loan to the extent such proceeds are not applied to the restoration of the related Mortgaged Property or released to the related Mortgagor in accordance with Accepted Servicing Practices. "Insurance Proceeds" do not include "Insured Payments."

         "Insured Amount": With respect to any Payment Date, the Deficiency Amount for such payment date.

         "Insured Payment": Has the meaning ascribed thereto in the Insurance Agreement.

         "Interest Determination Date": With respect to any Accrual Period for the Class A Note the second London Business Day preceding the first day of such Accrual Period; provided, however, that with respect to the initial Payment Date, the Interest Determination Date shall be the second London Business Day preceding the Initial Closing Date.

         "Interest Payment Amount": The Class A Interest Payment Amount.

         "Interpolated Benchmark Treasury Rate": As of any date on which a Market Value determination is made by the Note Insurer, or the Liquidity Agent acting on its behalf, the average over the preceding three Business Days of the interpolated U.S. treasury rate as determined by reference to the appropriate Bloomberg Treasury screens with the "PX" prefix. For purposes of the foregoing calculation and each Business Day, a linear interpolation will be performed between the yield on the treasury note having the next longer maturity and the treasury note having the next shorter maturity with reference to the weighted average life of the hypothetical senior "AAA" security created for purposes of calculating the Market Value on such date according to the Market Value Methodology Determination.

         "Interpolated Benchmark Swap Rate": As of any date on which a Market Value determination is made by the Note Insurer, or the Liquidity Agent acting on its behalf, the average over the preceding three Business Days of the interpolated swap rate as determined by reference to Telerate Page 19901. For purposes of the foregoing calculation and each Business Day, a linear interpolation will be performed between the mid-market swap rate having the next longer maturity and the mid-market swap rate having the next shorter maturity with reference to the weighted average life of the hypothetical senior "AAA" security created for purposes of calculating the Market Value on such date according to the Market Value Methodology Determination.

         "Investment Company Act": The Investment Company Act of 1940, as amended.

         "Late Payment Rate": The meaning specified in the Insurance Agreement.

         "Leverage Ratio" At the end of a fiscal quarter of ABFS, for ABFS and its subsidiaries on a consolidated basis, the ratio of (i) total liabilities (excluding Subordinated Debt), determined in accordance with GAAP to (ii) Tangible Net Worth plus Subordinated Debt.

         "LIBOR": With respect to any Business Day, the rate determined by the Administrative Agent on the basis of the offered rates for one-month U.S. dollar deposits, as such rates appear on Telerate Page 3750, as of 11:00 a.m. (London time) on such day. If on any Business Day the Administrative Agent is unable to determine LIBOR by reference to Telerate Page 3750, LIBOR will be established by the Administrative Agent as follows:

         (a) If on such Business Day two or more Reference Banks provide such offered quotations, LIBOR shall be the arithmetic mean of such offered quotations (rounded upwards if necessary to the nearest whole multiple of 1/16%).

         (b) If on such Business Day fewer than two Reference Banks provide such offered quotations, LIBOR shall be the higher of (i) LIBOR as determined on the previous Business Day or (ii) the Reserve Interest Rate.

         "Liquidated Loan Loss": With respect to any Payment Date, the aggregate of the amount of losses with respect to each Mortgage Loan which became a Liquidated Mortgage Loan prior to the Due Date preceding such Payment Date, equal to the excess of (i) the unpaid Principal Balance of each such Liquidated Mortgage Loan, plus accrued interest thereon in accordance with the amortization schedule at the time applicable thereto at the applicable Mortgage Interest Rate from the Due Date as to which interest was last paid with respect thereto through the next succeeding Due Date following the date such Loan became a Liquidated Mortgage Loan, over (ii) Net Liquidation Proceeds with respect to such Liquidated Mortgage Loan.

         "Liquidated Mortgage Loan": A Mortgage Loan with respect to which the related Mortgaged Property has been acquired, liquidated or foreclosed and with respect to which the Servicer determines that all Liquidation Proceeds which it expects to recover have been recovered.

         "Liquidation Expenses": Expenses incurred by the Servicer in connection with the liquidation of any defaulted Mortgage Loan or property acquired in respect thereof (including, without limitation, legal fees and expenses, committee or referee fees, and, if applicable, brokerage commissions and conveyance taxes), any unreimbursed amount expended by the Servicer pursuant to Sections 7.04 and 7.06 of the Sale and Servicing Agreement respecting the related Mortgage Loan and any unreimbursed expenditures for real property taxes or for property restoration or preservation of the related Mortgaged Property. Liquidation Expenses shall not include any previously incurred expenses in respect of an REO Mortgage Loan which have been netted against related REO Proceeds.

         "Liquidation Proceeds": The amount (other than Insurance Proceeds) received by the Servicer in connection with (i) the taking of all or a part of Mortgaged Property by exercise of the power of eminent domain or condemnation,
(ii) the liquidation of a defaulted Mortgage Loan through an Indenture Trustee's sale, foreclosure sale, REO Disposition or otherwise or (iii) the liquidation of any other security for such Mortgage Loan, including, without limitation, pledged equipment, inventory and working capital and assignments of rights and interests made by the related Mortgagor.

         "Liquidity Agent": Bear, Stearns & Co. Inc. ("Bear Stearns") and its successors and permitted assigns under the master repurchase agreement dated as of March 12, 2001 (the "Repo Agreement") between Bear Stearns and the Initial Purchaser; provided that if the Repo Agreement is terminated for any reason, the Liquidity Agent shall be the Person or Persons specified by the Initial Purchaser.

         "Liquidity Provider": Bear, Stearns & Co. Inc. or its designee ("Bear Stearns") and its successors and permitted assigns under the master repurchase agreement dated as of March 12, 2001 (the "Repo Agreement") between Bear Stearns and the Initial Purchaser; provided that if the Repo Agreement is terminated for any reason, the Liquidity Provider shall be the Person or Persons specified by the Initial Purchaser.

         "Liquidity Provider Placement and Expense Fee": means the fee payable to the Liquidity Provider in connection with the sale of any Mortgage Loans or the Class A Note conducted by the Liquidity Provider pursuant to Section 5.04 of the Indenture which shall be equal to the product of (a) the Liquidity Provider Placement and Expense Fee Rate and (b) monies received from the sale of the Mortgage Loans or Class A Note so sold by it. Such fee shall be paid by wire in accordance with Exhibit F to the Indenture.

         "Liquidity Provider Placement and Expense Fee Rate": 0.50%.

         "Loan Repurchase Price": With respect to any Mortgage Loan, the Principal Balance of such Mortgage Loan as of the date of purchase, plus all accrued and unpaid interest on such Principal Balance computed, as of the next succeeding Due Date for such repurchased Mortgage Loan, at the Mortgage Interest Rate, net of the Servicing Fee if the Depositor or any of its Affiliates is the Servicer, plus the amount of any unreimbursed Servicing Advances and Periodic Advances made by the Servicer with respect to such Mortgage Loan, which purchase price shall be deposited in the Collection Account on the next succeeding Servicer Payment Date, after deducting therefrom any amounts received in respect of such repurchased Mortgage Loan or Loans and being held in the Collection Account for future payment to the extent such amounts have not yet been applied to principal or interest on such Mortgage Loan.

         "Loan-to-Value Ratio" or "LTV": With respect to any Mortgage Loan as of its date of origination, the ratio on such date borne by the outstanding Principal Balance of the Mortgage Loan to the Appraised Value of the related Mortgaged Property.

         "London Business Day": A day on which banks are open for dealing in foreign currency and the exchange in London and New York City.

         "Losses" means, with respect to any Due Period, the aggregate amount of Liquidated Loan Losses arising with respect to the Pledged Mortgage Loans during such Due Period.

         "Majority Certificateholder": The Holder or Holders of Trust Certificates evidencing Percentage Interests in excess of 51% in the aggregate.

         "Majority Noteholder": The Holder or Holders of Notes evidencing Percentage Interests in excess of 51% in the aggregate.

         Market Value": As of any date and with respect to the aggregate Eligible Mortgage Loans, an amount based on the par amount of such loans equal to the lesser of (i) the hypothetical securitized economic value of such Mortgage Loans (such value being comprised of gross note proceeds plus residual value) calculated according to the assumptions set forth in the Market Value Methodology Determination run to maturity, and (ii) the value of such Mortgage Loans if sold on a whole-loan basis to a third party, as determined by the Note Insurer, or the Liquidity Agent acting on its behalf. At the reasonable discretion of the Note Insurer and the Liquidity Provider, such Market Value may be reduced by the product of (x) the increase in yield of the Interpolated Benchmark Treasury Rate or the Interpolated Benchmark Swap Rate, as applicable, since the last Market Value Determination Date, (y) the greater of (i) 3 or (ii) the weighted average life of the hypothetical senior "AAA" security that would be issued in a securitization of the Mortgage Loans as described in the definition of the Market Value Methodology Determination, and (z) the aggregate principal amount of the Eligible Mortgage Loans. Notwithstanding the foregoing, if the Note Insurer, the Servicer and the Liquidity Agent do not agree on a Market Value Methodology Determination, then the Note Insurer may at any time in its discretion obtain 3 market bids for the Eligible Mortgage Loans and the average of such bids shall constitute the Market Value thereof.

         "Market Value Determination Date" means any date specified by the Note Insurer or the Liquidity Agent on its behalf on which the Market Value of the Eligible Mortgage Loans is determined and notified to the Servicer by the Note Insurer or the Liquidity Agent.

         "Market Value Methodology Determination": For purposes of the calculation of Market Value, the Note Insurer, or the Liquidity Agent acting on its behalf, will utilize a discount rate of 18%, a prepayment assumption equal to the sum of the Servicer's security pricing speed for its most recent term securitization plus approximately 12% CPR and other assumptions employed in the Servicer's most recent term securitization, a loss rate of at least 0.75% per annum, an assumed yield equal to the Fixed Rate for such date and assumed collateral characteristics based upon the Eligible Mortgage Loans as of such date to effect a net present value calculation consistent with the methodology typically employed for the Servicer's term securitizations. The calculation of Market Value is illustrated on Exhibit G to the Indenture, and the parties hereto acknowledge and agree that such calculation is complete and correct. The aforementioned modeling assumptions and the collateral characteristics (WAC, WAM) will be used by the Note Insurer, or the Liquidity Agent acting on its behalf, to determine the appropriate weighted average life for the senior AAA security that would be issued in a hypothetical securitization of the Mortgage Loans. The above variables (prepayment rate, loss rate, discount rate) will be subject to adjustment based upon the actual composition of the Eligible Mortgage Loans as determined by the Note Insurer or the Liquidity Agent on its behalf in their reasonable discretion.

         "Maximum Collateral Amount": The sum of the Principal Balances of all Mortgage Loans as of their related Purchase Dates.

         "Monthly Payment": As to any Mortgage Loan (including any REO Mortgage
Loan) and any Due Date, the payment of principal and interest due thereon as specified for such Due Date in the related amortization schedule at the time applicable thereto (after adjustment, if any, for any Curtailments and Deficient Valuations occurring prior to such Due Date but before any adjustment to such amortization schedule by reason of any bankruptcy, other than Deficient Valuations, or similar proceeding or any moratorium or similar waiver or grace period).

         "Monthly Servicing Fee": As defined in Section 7.08 of the Sale and Servicing Agreement.

         "Moody's": Moody's Investors Service, Inc., or any successor thereto and if such corporation no longer for any reason performs the services of a securities rating agency, "Moody's" shall be deemed to refer to any other nationally recognized rating agency designated by the Controlling Party.

         "Mortgage": The mortgage, deed of trust or other instrument creating a first or second lien on the Mortgaged Property.

         "Mortgage File": The file originally maintained by each Originator and the Servicer containing the various documents referred to in the Sale and Servicing Agreement as required to be held therein, except for such documents transferred to the Collateral Agent to be maintained in the Indenture Trustee's Mortgage Files.

         "Mortgage Interest Rate": As to any Mortgage Loan, the per annum fixed rate at which interest accrues on the unpaid Principal Balance thereof.

         "Mortgage Loan Schedule": The schedule of Initial Mortgage Loans as of the Initial Closing Date attached as Schedule I to the Indenture, which will be deemed to be modified automatically to reflect any replacement, sale, substitution, liquidation, transfer or addition of any Mortgage Loan, including the addition of a Subsequent Mortgage Loan, pursuant to the terms hereof. The initial Mortgage Loan Schedule sets forth as to each Initial Mortgage Loan, and any subsequent Mortgage Loan Schedule provided in connection with the Subsequent Mortgage Loans will set forth as to each Subsequent Mortgage Loan: (i) its identifying number and the name of the related Mortgagor; (ii) the billing address for the related Mortgaged Property including the state and zip code;
(iii) its date of origination; (iv) the original number of months to stated maturity; (v) the original stated maturity; (vi) the original Principal Balance;
(vii) its Principal Balance as of the applicable Closing Date or applicable Subsequent Purchase Date; (viii) the Mortgage Interest Rate; (ix) the scheduled monthly payment of principal and interest; and (x) the Originator thereof.

         "Mortgage Loans": The Initial Mortgage Loans and the Subsequent Mortgage Loans, together with any Qualified Substitute Mortgage Loans substituted therefor in accordance with the Basic Documents, as from time to time are held as part of the Trust, the Initial Mortgage Loans originally so held being identified in the initial Mortgage Loan Schedule. When used in respect of any Payment Date, the term Mortgage Loans shall mean all Mortgage

Loans (including those in respect of which the Indenture Trustee has acquired the related Mortgaged Property) which have not been repaid in full prior to the related Due Period, did not become Liquidated Mortgage Loans prior to such related Due Period and were not repurchased or replaced by the Originators (or the Depositor) prior to such related Due Period.

         "Mortgaged Property": The underlying property or properties securing a Mortgage Loan, consisting of a fee simple interest in one or more parcels of land.

         "Mortgage Note": The original, executed note or other evidence of any indebtedness of a Mortgagor under a Mortgage Loan.

         "Mortgagor": The obligor on a Mortgage Note.

         "Net Available Funds": With respect to any Payment Date, the excess of the Available Funds available to pay the Required Distributions on such date in accordance with the priority of payments set forth in Section 8.02 of the Indenture.

         "Net Excess Spread": With respect to any Due Period an amount equal to a fraction (expressed as a percentage) the numerator of which is equal to (a) the Aggregate Mortgage Interest, minus (b) Losses, minus (c) Facility Costs, and the denominator of which is the Aggregate Principal Balance of the Pledged Mortgage Loans.

         "Net Foreclosure Profits": As to any Payment Date, the excess, if any, of (i) the aggregate Foreclosure Profits with respect to such Payment Date over
(ii) Liquidated Loan Losses with respect to such Payment Date.

         "Net Income": For any fiscal quarter of ABFS, the net income (or loss) of ABFS and its consolidated subsidiaries for such period determined in accordance with GAAP.

         "Net Liquidation Proceeds": As to any Liquidated Mortgage Loan, Liquidation Proceeds net of Liquidation Expenses and net of any unreimbursed Periodic Advances and Servicing Advances made by the Servicer with respect to such Liquidated Mortgage Loan. For all purposes of the Basic Documents, Net Liquidation Proceeds shall be allocated first to accrued and unpaid interest on the related Mortgage Loan and then to the unpaid Principal Balance thereof.

         "Net REO Proceeds": As to any REO Mortgage Loan, REO Proceeds net of any related expenses of the Servicer.

         "Non-Cash Portion": As defined under Originator Purchase Price.

         "Nonrecoverable Advances": With respect to any Mortgage Loan, (a) any Periodic Advance previously made and not reimbursed from late collections pursuant to Section 7.03 of the Sale and Servicing Agreement, or (b) a Periodic Advance proposed to be made in respect of a Mortgage Loan or REO Property either of which, in the good faith business judgment of the Servicer, as evidenced by an Officer's Certificate delivered to the Note Insurer and the Indenture Trustee no later than the Business Day following such determination, would not ultimately be recoverable pursuant to Section 7.03 of the Sale and Servicing Agreement.

         "Note": Any Class A Note executed by the Owner Trustee on behalf of the Trust and authenticated by the Indenture Trustee.

         "Noteholder" or "Holder": Initially, the Initial Purchaser. Upon a transfer of the Note by the Initial Purchaser, the Person in whose name a Note is registered in the Note Register. For purposes of any consent, waiver, request or demand of the Noteholder pursuant to the Indenture, upon the Indenture Trustee's request, the Servicer shall provide to the Indenture Trustee a notice identifying any of its Affiliates or the Affiliates of any Subservicer is the Noteholder as of the date(s) specified by the Indenture Trustee in such request. If payments are made on the Note under the Note Insurance Policy, the Note shall be deemed to be Outstanding and held by the Note Insurer to the extent of such payment.

         "Noteholder's Statement": The statement prepared pursuant to Section 2.08(f) of the Indenture, containing the following information with respect to the Note:

                  (a) the amount of the payment with respect to the Note and the Trust Certificates;

                  (b) the amount of such payments allocable to principal, separately identifying the aggregate amount of any prepayments or other unscheduled recoveries of principal included therein;

                  (c) the amount of such payments allocable to interest and the actual calculation thereof;

                  (d) the Note Principal Balance of the Note as of such Payment Date, after giving effect to any payment of principal on such Payment Date;

                  (e) the amount of any Insured Payment included in the amounts paid to the Noteholder on such Payment Date;

                  (f) the total of any Substitution Adjustments and any Loan Repurchase Price amounts included in such payment;

                  (g) any Restoration Amount then outstanding;

                  (h) the aggregate Principal Balance of all Mortgage Loans that have become Delinquent since the Initial Closing Date (such Principal Balance measured as of the day immediately preceding the date on which each such Mortgage Loan became Delinquent), provided that each such Mortgage Loan was Delinquent more than 30 days at the time such Mortgage Loan ceased to be an Eligible Mortgage Loan, but excluding any Mortgage Loans that have been released from the lien of the Indenture due to the disposition of such Mortgage Loans in a securitization or as part of a whole loan sale; and

                  (i) the Cost of Funds, as determined by the Administrative Agent or if the Initial Purchaser is no longer the Holder of the Note, the Liquidity Provider, for the related Accrual Period together with a calculation of the daily amount of interest due based on such rate.

         Items (a), (b) and (c) above shall, with respect to the Note, be presented on the basis of a Note having a $1,000 denomination. In addition, by January 31 of each calendar year following any year during which the Note is outstanding, the Indenture Trustee shall furnish a report to each Holder of record if so requested in writing at any time during each calendar year as to the aggregate of amounts reported pursuant to (a), (b) and (c) with respect to the Note for such calendar year.

         "Note Insurance Payment Account": The Note Insurance Payment Account established in accordance with Section 8.03(c) of the Indenture and maintained by the Indenture Trustee.

         "Note Insurance Policy": The Financial Guaranty Insurance Policy No. 34772, and all endorsements thereto dated the Initial Closing Date, issued by the Note Insurer for the benefit of the Noteholder.

         "Note Insurer": MBIA Insurance Corporation, and any successors thereto.

         "Note Insurer Default": The existence and continuance of any of the following:

                  (a) the Note Insurer shall have failed to make a required payment when due under the Note Insurance Policy;

                  (b) the Note Insurer shall have (i) filed a petition or commenced any case or proceeding under any provision or chapter of the Bankruptcy Code, the New York State Insurance Law or any other similar federal or state law relating to insolvency, bankruptcy, rehabilitation, liquidation, or reorganization, (ii) made a general assignment for the benefit of its creditors or (iii) had an order for relief entered against it under the Bankruptcy Code, the New York State Insurance Law or any other similar federal or state law relating to insolvency, bankruptcy, rehabilitation, liquidation, or reorganization that is final and nonappealable; or

                  (c) a court of competent jurisdiction, the New York Department of Insurance, or any other competent regulatory authority shall have entered a final and nonappealable order, judgment or decree (i) appointing a custodian, indenture trustee, agent, or receiver for the
         Note Insurer or for all or any material portion of its property or (ii) authorizing the taking of possession by a custodian, indenture trustee, agent, or receiver of the Note Insurer or of all or any material portion of its property.

         "Note Principal Balance": As to any particular Note and date of determination, the product of the Percentage Interest evidenced thereby and the aggregate principal balance of all Notes of the same Class as of such date of determination. The Trust Certificates do not have a "Note Principal Balance."

         "Note Rate": The Class A Note Rate.

         "Note Register": As defined in Section 2.06 of the Indenture.

         "Note Registrar": As defined in Section 2.06 of the Indenture.

         "Note": The Class A Note.

         "Notice of Borrowing": A written notice, in the form attached as Exhibit E to the Indenture, to the Depositor, the Trust, the Indenture Trustee, the Collateral Agent, the Note Insurer and the Initial Purchaser that the Originators desire to make a Subsequent Transfer.

         "Officer's Certificate": A certificate signed by the chairman of the board, the president or a vice president and the treasurer, the secretary or one of the assistant treasurers or assistant secretaries, the Servicer, or the Depositor, or, with respect to the Trust, a certificate signed by a Responsible Officer of the Owner Trustee, at the direction of the related Majority Certificateholder as required by any Basic Document.

         "Opinion of Counsel": A written opinion of counsel, who may, without limitation, be counsel for the Servicer, the Depositor, the Indenture Trustee, Back-up Servicer, the Owner Trustee, the Note Insurer, a Noteholder or a Noteholder's prospective transferee (including except as otherwise provided herein, in-house counsel) reasonably acceptable to each addressee of such opinion and experienced in matters relating to the subject of such opinion.

         "Optional Redemption Date": Any date five Business Days after the date the Noteholder has delivered notice of its intent to cause a Disposition as provided in Section 10.01(a)(iii) of the Indenture.

         "Original Note Principal Balance": The Note Principal Balance of the Class A Notes, as of the Initial Closing Date.

         "Originator Purchase Price": In respect of any Originator on any Purchase Date, the consideration to be received by such Originator, which shall equal the Market Value of the Mortgage Loans, and shall consist of the sum of
(i) the Cash Portion applicable to such Originator and Purchase Date and (ii) the Non-Cash Portion applicable to such Originator and Purchase Date. The "Cash Portion" for any Originator and Purchase Date shall be the product of (A) a fraction, the numerator of which is the Market Value of the Mortgage Loans sold by that Originator and the denominator of which is the Market Value of the Mortgage Loans being sold by all Originators, in each case on the related Purchase Date, and (B) the aggregate Purchase Price received by the Depositor on such Purchase Date. The "Non-Cash Portion" for any Originator shall be the excess, if any, of (x) the Market Value of the Mortgage Loans sold by such Originator over (y) the Cash Portion received by such Originator, in each case on the related Purchase Date. The Non-Cash Portion shall be reflected as an increase in the aggregate principal amount of the related Originator's Demand Note.

         "Originators": American Business Credit, Inc., HomeAmerican Credit, Inc. d/b/a Upland Mortgage and American Business Mortgage Services, Inc.

         "Other Debt Agreement": The meaning assigned to such term in section 3.17(a)(iv) of the Indenture.

         "Outstanding": As of the date of determination, all Notes theretofore authenticated and delivered under the Indenture except:

                  (a) Definitive Notes theretofore canceled by the Note Registrar or delivered to the Note Registrar for cancellation;

                  (b) Notes or portions thereof for whose payment or redemption money in the necessary amount has been theretofore deposited with the Indenture Trustee in trust for the Holder of such Note; provided, however, that if such Note is to be redeemed, notice of such redemption has been duly given pursuant to this Indenture or provision therefor, satisfactory to the Indenture Trustee, has been made;

                  (c) Notes in exchange for or in lieu of which other Notes have been authenticated and delivered pursuant to this Indenture unless proof satisfactory to the Indenture Trustee is presented that such Note is held by a bona fide purchaser (as defined by the Uniform Commercial Code of the applicable jurisdiction); and

                  (d) Notes alleged to have been destroyed, lost or stolen that have been paid as provided for in Section 2.07 of the Indenture;

provided, however, that in determining whether the Holder of the requisite percentage of the Note Principal Balance of the Outstanding Note has given any request, demand, authorization, direction, notice, consent or waiver hereunder, the Note owned by the Trust, any other obligor upon the Note or any Affiliate of the Trust, the Servicer or the Depositor or such other obligor shall be disregarded and deemed not to be Outstanding, except that, in determining whether the Indenture Trustee shall be protected in relying upon any such request, demand, authorization, direction, notice, consent or waiver, only the Note that the Indenture Trustee knows to be so owned shall be so disregarded. The Note so owned that has been pledged in good faith may be regarded as Outstanding if the pledgee establishes to the satisfaction of the Indenture Trustee the pledgee's right so to act with respect to such Note and that the pledgee is not the Trust, any other obligor upon the Note or any Affiliate of the Trust, the Servicer or the Depositor or such other obligor; provided, further, however, that if the Note has been paid with the proceeds of the Note Insurance Policy, it shall be deemed to be Outstanding for the purposes of this Indenture, such payment to be evidenced by written notice from the Note Insurer to the Indenture Trustee, and the Note Insurer shall be deemed to be the Holder thereof to the extent of any payments thereon made by the Note Insurer which have not been reimbursed.

         "Owner-Occupied Mortgaged Property": A Residential Dwelling as to which
(a) the related Mortgagor represented an intent to occupy as such Mortgagor's primary residence at the origination of the Mortgage Loan, and (b) the Originators have no actual knowledge that such Residential Dwelling is not so occupied.

         "Ownership Interest": As to any Note, any ownership or security interest in such Note, including any interest in such Note as the Holder thereof and any other interest therein, whether direct or indirect, legal or beneficial, as owner or as pledgee.

         "Owner Trustee": First Union Trust Company, National Association, a national banking association, not in its individual capacity, but solely as owner trustee under the Trust Agreement, and any successor owner trustee thereunder.

         "Owner Trustee Fee": As defined in Section 8.01 of the Trust Agreement.

         "Par Advance Rate": (a) With respect to the Mortgage Loans held in the Trust for a period of less than 150 days, the Par Advance Rate is 98.00%; (b) with respect to the Mortgage Loans held in the Trust for a period of 150-179 days, the Par Advance Rate is 97.00%; (c) with respect to the Mortgage Loans held in the Trust for a period of 180-209 days, the Par Advance Rate is 96.00%; and (d) with respect to the Mortgage Loans held in the Trust for 210 or more days, the Par Advance Rate is zero.

         "Pass-Through Transfer": The sale or transfer of some or all of the Mortgage Loans to a trust to be formed as part of a publicly issued and/or privately placed, rated or unrated, mortgage-backed securities transaction, retaining the Servicer as "servicer" (with or without a master servicer) thereunder.

         "Paying Agent": The Indenture Trustee or any other depository institution or trust company that is authorized by the Trust pursuant to Section
3.03 of the Indenture to pay the principal of, or interest on, the Note on behalf of the Trust, which agent, if not the Indenture Trustee, shall have signed an instrument agreeing to be bound by the terms of the Indenture applicable to such Paying Agent.

         "Payment Account": With respect to the Note, the segregated trust account, which shall be an Eligible Account, established and maintained pursuant to Section 8.01(a) of the Indenture and entitled "The Chase Manhattan Bank, as Indenture Trustee for ABFS Mortgage Loan Warehouse Trust 2001-1 Mortgage Backed Note, Series 2001-1, Class A Payment Account," on behalf of the Noteholder and the Note Insurer.

         "Payment Amount": The Class A Payment Amount.

         "Payment Date": The 20th day of any month (or if such 20th day is not a Business Day, the first Business Day immediately following) commencing on April 20, 2001.

         "Percentage Interest": With respect to a Class A Note, the portion evidenced by such Note, expressed as a percentage rounded to four decimal places, equal to a fraction the numerator of which is the outstanding principal balance of such Note and the denominator of which is the Class A Note Principal Balance. With respect to a Trust Certificate, the portion evidenced thereby as stated on the face of such Trust Certificate.

         "Periodic Advance": The aggregate of the advances the Servicer may make (or is required to make if an Event of Default has occurred or would occur in the absence of a Periodic Advance) on any Servicer Payment Date pursuant to
Section 7.18 of the Sale and Servicing Agreement, the amount of any such advances being equal to the sum of:

                  (a) with respect to each Mortgage Loan that was Delinquent as of the close of business on the last day of the Due Period preceding the related Servicer Payment Date, the product of (i) the Principal Balance of such Mortgage Loan and (ii) one-twelfth of the Mortgage Interest Rate for such Mortgage Loan net of the Servicing Fee allocable to such Mortgage Loan; and

                  (b) with respect to each REO Property which was acquired during or prior to the related Due Period and as to which an REO Disposition did not occur during the related Due Period, an amount equal to the excess, if any, of (i) interest on the Principal Balance of such REO Mortgage Loan at the Mortgage Interest Rate for such REO Mortgage Loan net of the Servicing Fee allocable to such Mortgage Loan, for the most recently ended Due Period over (ii) the net proceeds from the REO Property transferred to the Payment Account for such Payment Date.

         "Permitted Investments": As used herein, Permitted Investments shall include the following:

                  (a) obligations of, or guaranteed as to principal and interest by, the United States or any agency or instrumentality thereof when such obligations are backed by the full faith and credit of the United States;

                  (b) repurchase agreements on obligations specified in clause
         (a) maturing not more than three months from the date of acquisition thereof, provided that the unsecured obligations of the party agreeing to repurchase such obligations are at the time rated in one of the two highest rating categories by the Rating Agencies;

                  (c) certificates of deposit, time deposits and bankers' acceptances (which, in the case of bankers' acceptances, shall in no event have an original maturity of more than 365 days) of any U.S. depository institution or trust company, incorporated under the laws of the United States or any state; provided, that the debt obligations of such depository institution or trust company at the date of acquisition thereof have been rated in one of the two highest rating categories by the Rating Agencies;

                  (d) commercial paper (having original maturities of not more than 270 days) of any corporation incorporated under the laws of the United States or any state thereof which on the date of acquisition has been rated in the highest short-term rating category by the Rating Agencies; and

                  (e) any money market fund rated in the highest rating category applicable to such type of fund by the Rating Agencies;

provided, that no instrument described hereunder shall evidence either the right to receive (x) only interest with respect to the obligations underlying such instrument or (y) both principal and interest payments derived from obligations underlying such instrument and the interest and principal payments with respect to such instrument providing a yield to maturity at par greater than 120% of the yield to maturity at par of the underlying obligations; and provided, further, that no instrument described hereunder may be purchased at a price greater than par if such instrument may be prepaid or called at a price less than its purchase price to stated maturity; provided, that, such investment matures not later than the next Payment Date.

         "Person": Any individual, corporation, partnership, joint venture, association, joint-stock company, trust, national banking association, unincorporated organization or government or any agency or political subdivision thereof.

         "Plan": A pension or benefit plan or individual retirement arrangement that is subject to ERISA or Section 4975 of the Code.

         "Pledged Mortgage Loans": The Mortgage Loans pledged to the Indenture Trustee pursuant to the Indenture.

         "Predecessor Notes": With respect to any particular Note, every previous Note evidencing all or a portion of the same debt as that evidenced by such particular Note; and, for the purpose of this definition, any Note authenticated and delivered under Section 2.07 of the Indenture in lieu of a lost, destroyed or stolen Note shall be deemed to evidence the same debt as the lost, destroyed or stolen Note.

         "Preference Amount": Any amounts paid in respect of the Note which are recovered from any Holder of a Note as a voidable preference by a trustee in bankruptcy pursuant to the Bankruptcy Code or other similar law in accordance with a final, nonappealable order of a court having competent jurisdiction and which have not theretofore been repaid to such Holder.

         "Preference Claim": As defined in Section 8.03(f) of the Indenture.

         "Premium Amount": With respect to any Payment Date, the sum of (i) the product of the Premium Rate and the average daily Class A Note Principal Balance during the related Accrual Period plus (ii) the product of (A) the Unused Premium Rate (as defined in the Premium Supplement) and (B) an amount, not less than zero, equal to $100,000,000 minus the average daily Class A Note Principal Balance during the three Accrual Periods then most recently ended.

         "Premium Rate": The rate at which the "Premium" is determined, as defined in the Premium Supplement.

         "Premium Supplement": As defined in the Insurance Agreement.

         "Premium Supplement Amount": As defined in the Premium Supplement.

         "Premium Supplement Event": Means any Event of Default, Servicer Event of Default or an "Event of Default" as defined in the Insurance Agreement.

         "Principal Balance": As to any Mortgage Loan and any date of determination, the outstanding principal balance of such Mortgage Loan as of such date of determination after giving effect to prepayments received prior to the end of the related Due Period but without giving effect to any Deficient Valuations incurred prior to such date of determination.

         "Principal Prepayment": Any payment of principal made by the Mortgagor on a Mortgage Loan which is received in advance of its scheduled Due Date, other than an early future payment.

         "Proceeding": Any suit in equity, action at law or other judicial or administrative proceeding.

         "Prospective Owner": The meaning assigned to such term in section 2.12(a) of the Indenture.

         "Purchase Date": Means with respect to (a) the Initial Mortgage Loans, the Initial Closing Date and (b) the Subsequent Mortgage Loans, the same day of the week (if not a Business Day, the following day in such week) and each week thereafter until the end of the Purchase Period.

         "Purchase Period": means the period of time commencing with the Initial Closing Date until the earlier to occur of (i) the termination of the Purchase Period following the occurrence and during the continuation of an Event of Default or (ii) the Final Purchase Date.

         "Purchase Price": With respect to any Mortgage Loan, the portion of the Advance Amount which would be allocable thereto assuming such Mortgage Loan had become a Pledged Mortgage Loan.

         "Qualified Appraiser": An appraiser, duly appointed by the Originators, who had no interest, direct or indirect, in the Mortgaged Property or in any loan made on the security thereof, and whose compensation is not affected by the approval or disapproval of the Mortgage Loan, and such appraiser and the appraisal made by such appraiser both satisfy the requirements of Title XI of the Federal Institutions Reform, Recovery and Enforcement Act of 1989 and the regulations promulgated thereunder, all as in effect on the date the Mortgage Loan was originated.

         "Qualified Institutional Buyer": As defined in Rule 144 under the Securities Act.

         "Qualified Purchaser": A "qualified purchaser" as defined in Section 2(a)(51) of the Investment Company Act.

         "Qualified Substitute Mortgage Loan": A Mortgage Loan or Mortgage Loans substituted for a Deleted Mortgage Loan pursuant to Section 2.06 or 4.02(b) of the Sale and Servicing Agreement, which (a) has or have an interest rate at least equal to those applicable to the Deleted Mortgage Loan, (b) relates or relate to a detached one-family residence or to the same type of Residential Dwelling or Business Purpose Property, or any combination thereof, as the Deleted Mortgage Loan and in each case has or have the same or a better lien priority as the Deleted Mortgage Loan and has or have the same occupancy status as the Deleted Mortgage Loan or is or are Owner-Occupied Mortgaged Property(ies), (c) matures or mature no later than (and not more than one year earlier than) the Deleted Mortgage Loan, (d) has or have a Loan-to-Value Ratio or Loan-to-Value Ratios at the time of such substitution no higher than the Loan-to-Value of the Deleted Mortgage Loan, (e) has or have a Combined Loan-to-Value Ratio or Combined Loan-to-Value Ratios at the time of such substitution no higher than the Combined Loan-to-Value Ratio of the Deleted Mortgage Loan, (f) has or have a FICO no lesser than the FICO of the Deleted Mortgage Loan, (g) has or have a Principal Balance or Principal Balances (after application of all payments received on or prior to the date of substitution) not substantially less and not more than the Principal Balance of the Deleted Mortgage Loan as of such date, and (h) complies or comply as of the date of substitution with each representation and warranty set forth in Sections 3.01, 3.02, 3.03 and 4.01 of the Sale and Servicing Agreement, as set forth in a Certificate signed by a Responsible Officer of each of the Servicer and the applicable Originator and delivered to the Note Insurer prior to substitution.

         "Rate Fixing Date": Any date specified as such by the Controlling Party (acting in its sole discretion) following the occurrence of a Trigger Event upon not less than two Business Days' written notice to the Indenture Trustee, the Servicer and the Liquidity Agent; provided, that, there may be no more than two Rate Fixing Dates hereunder, and the second Rate Fixing Date must occur within six months of the first Rate Fixing Date.

         "Rating Agency": S&P or Moody's.

         "Rating Agency Condition": Means, with respect to any action to which a Rating Agency Condition applies, that each Rating Agency shall have been given ten (10) days (or such shorter period as is acceptable to each Rating Agency) prior notice thereof and that each of the Rating Agencies shall have notified the Indenture Trustee, the Servicer, the Depositor, the Note Insurer and the Trust in writing that such action will not result in a reduction, qualification or withdrawal of the then current "implied" rating of the Note that it maintains without taking into account the Note Insurance Policy.

         "Record Date": The Business Day immediately preceding the related Payment Date.

         "Redemption Date": The Payment Date, if any, on which the Note in whole or in part is redeemed pursuant to Article X of the Indenture, which date may occur on or after the Clean-Up Call Date or an Optional Redemption Date.

         "Reference Banks": Citibank, Barclay's Bank PLC, The Bank of Tokyo-Mitsubishi and National Westminster Bank PLC; provided, that if any of the foregoing banks are not suitable to serve as a Reference Bank, then any leading banks selected by the Administrative Agent which are engaged in transactions in Eurodollar deposits in the international Eurocurrency market (i) with an established place of business in London, (ii) not controlling, under the control of or under common control with the Originators or any affiliate thereof, (iii) whose quotations appear on the Telerate Page 3750 on the relevant Interest Determination Date and (iv) which have been designated as such by the Indenture Trustee.

         "Reimbursement Amount": With respect to any Payment Date, equals the sum of (a)(i) the aggregate of all payments made by the Note Insurer pursuant to the Note Insurance Policy or Section 2.5 of the Insurance Agreement in each case not previously repaid to the Note Insurer pursuant to Section 8.02 of the Indenture, plus (ii) interest accrued on each such payment not previously repaid calculated at the Late Payment Rate from the date the Indenture Trustee received the Insured Payment or Preference Amounts paid by the Note Insurer, (b)(i) any other amounts then due and owing to the Note Insurer under the Insurance Agreement, as certified to the Indenture Trustee by the Note Insurer plus (ii) interest on such amounts at the rate specified in the Insurance Agreement and
(c) to the extent not otherwise included, all costs and expenses of the Note Insurer in connection with any action, proceeding or investigation, including (without limitation) any judgment or settlement entered into affecting the Note Insurer or the Note Insurer's interests under the Basic Documents. The Note Insurer shall notify the Indenture Trustee and the Servicer of the amount of any Reimbursement Amount.

         "Relief Act": The Soldiers' and Sailors' Relief Act of 1940, as amended.

         "REMIC": A "real estate mortgage investment conduit" within the meaning of Section 860D of the Code.

         "REO Disposition": The final sale by the Servicer of a Mortgaged Property acquired by the Servicer in foreclosure or by deed-in-lieu of foreclosure.

         "REO Mortgage Loan": Any Mortgage Loan which is not a Liquidated Mortgage Loan and as to which the indebtedness evidenced by the related Mortgage
Note is discharged and the related Mortgaged Property is held as part of the Trust.

         "REO Proceeds": Proceeds received in respect of any REO Mortgage Loan (including, without limitation, proceeds from the rental of the related Mortgaged Property).

         "REO Property": A Mortgaged Property acquired by the Servicer in the name of the Indenture Trustee on behalf of the Noteholder through foreclosure or deed-in-lieu of foreclosure.

         "Request for Release": A request for release of documents in substantially the form attached as Exhibit D of the Sale and Servicing Agreement.

         "Required Distribution": With respect to (1) any Payment Date occurring prior to the Final Stated Maturity Date, the Class A Interest Payment Amount, and (2) the Final Stated Maturity Date, the sum of (x) the amount set forth in clause (1) above and (y) the Class A Note Principal Balance, if any, of the Note, after giving effect to all other payments of principal on the Note on that Payment Date.

         "Reserve Interest Rate": With respect to any Interest Determination Date, the rate per annum that the Controlling Party determines to be either (i) the arithmetic mean (rounded upwards if necessary to the nearest whole multiple of 1/16%) of the one-month U.S. dollar lending rates which three New York City banks selected by the Controlling Party are quoting on the relevant Interest Determination Date to the principal London offices of leading banks in the London interbank market or (ii) in the event that the Controlling Party can determine no such arithmetic mean, the lowest one-month U.S. dollar lending rate which three New York City banks selected by the Controlling Party are quoting on such Interest Determination Date to leading European banks.

         "Residential Dwelling": A one- to four-family dwelling, a unit in a planned unit development, a unit in a condominium development or a townhouse.

         "Responsible Officer": When used with respect to the Indenture Trustee, the Collateral Agent or the Owner Trustee, any officer assigned to the Corporate Trust division (or any successor thereto), including any Vice President, Second or Assistant Vice President, Senior Trust Officer, Trust Officer, Assistant Trust Officer, any Assistant Secretary, any trust officer or any other officer of the Indenture Trustee, the Collateral Agent or the Owner Trustee customarily performing functions similar to those performed by any of the above designated officers and in each case having direct responsibility for the administration of the Basic Documents and to whom, with respect to a particular matter, such matter is referred because of such officer's knowledge of and familiarity with the particular subject. When used with respect to the Servicer, the president or any vice president, assistant vice president, or any secretary or assistant secretary.

         "Restoration Amount": As of any date of determination, the amount, if any, by which (a) the outstanding principal amount of the Class A Note as of such day exceeds, (b) the Advance Amount as of such day.

         "Retained Interest": An interest in a pool of promissory notes, mortgage loans, or other financial assets which entitles the holder to receive excess cash flows derived from such assets after payments to senior holders of direct or indirect beneficial or other interests in such assets as well as expenses and other payments accorded priority in right or payment to such residual interest.

         "Sale": The meaning specified in Section 5.17 of the Indenture.

         "Sale and Servicing Agreement": The Sale and Servicing Agreement, dated as of March 1, 2001, among the Trust, the Servicer, ABFS, the Originators, the Depositor, the Collateral Agent, the Back-up Servicer and the Indenture Trustee, providing for, among other things, the sale of the Mortgage Loans from the Depositor to the Trust and the servicing of the Mortgage Loans.

         "Sales Agent": Bear, Stearns & Co. Inc. and its successors and permitted assigns.

         "Securities Act": The Securities Act of 1933, as amended.

         "Servicer": American Business Credit, Inc., a Pennsylvania corporation, or any successor appointed as herein provided.

         "Servicer Event of Default": As defined in Section 9.01 of the Sale and Servicing Agreement.

         "Servicer Payment Date": With respect to any Payment Date, the 15th day of the month in which such Payment Date occurs, or if such 15th day is not a Business Day, the Business Day preceding such 15th day.

         "Servicer Remittance Amount": With respect to any Servicer Payment Date, an amount equal to the sum of (i) all collections of principal and interest on the Mortgage Loans (including Insurance Proceeds, Principal Prepayments, Net REO Proceeds and Net Liquidation Proceeds, if any) collected by the Servicer during the related Due Period, (ii) all Periodic Advances made by the Servicer with respect to interest payments due to be received on the Mortgage Loans on the related Due Date and (iii) any other amounts required to be placed in the Collection Account by the Servicer pursuant to the Sale and Servicing Agreement but excluding the following:

                  (a) amounts received on particular Mortgage Loans as late payments of interest and respecting which the Servicer has previously made an unreimbursed Periodic Advance, to the extent of such unreimbursed Periodic Advance;

                  (b) amounts received on a particular Mortgage Loan with respect to which the Servicer has previously made an unreimbursed Servicing Advance, to the extent of such unreimbursed Servicing Advance;

                  (c) those portions of each payment of interest on a particular Mortgage Loan which represent the Servicing Fee;

                  (d) that portion of Liquidation Proceeds and REO Proceeds to the extent of any unpaid Servicing Fee allocable to the related Mortgage Loan;

                  (e) all income from Permitted Investments that is held in the Collection Account for the account of the Servicer;

                  (f) all amounts in respect of late payment charges, assumption fees, prepayment premiums, extension or other administrative charges payable by obligors and similar fees;

                  (g) certain other amounts which are reimbursable to the Servicer, as provided in this Sale and Servicing Agreement;

                  (h) Net Foreclosure Profits; and

                  (i) the proceeds of any hedge obtained pursuant to Section
         7.22 of the Sale and Servicing Agreement.

         "Servicer Remittance Report": The monthly report prepared by the Servicer and delivered to the parties specified in Section 7.16(a) of the Sale and Servicing Agreement.

         "Servicing Advances": All reasonable and customary "out-of-pocket" costs and expenses incurred in the performance by the Servicer of its servicing obligations, including, but not limited to, the cost of (a) the preservation, restoration and protection of the Mortgaged Property, (b) any enforcement or judicial proceedings, including foreclosures, (c) the management and liquidation of the REO Property, including reasonable fees paid to any independent contractor in connection therewith, (d) compliance with the obligations under
Section 7.06 of the Sale and Servicing Agreement, all of which reasonable and customary out-of-pocket costs and expenses are reimbursable to the Servicer to the extent provided in Sections 7.03 and 7.06 of the Sale and Servicing Agreement.

         "Servicing Compensation": The Servicing Fee and other amounts to which the Servicer is entitled pursuant to Section 7.08 of the Sale and Servicing Agreement.

         "Servicing Fee": As to each Mortgage Loan, the annual fee payable to the Servicer, which is calculated as an amount equal to the product of (a) Servicing Fee Rate, and (b) the Principal Balance thereof. Such fee shall be calculated and payable monthly only from the amounts received in respect of interest on such Mortgage Loan and shall be computed on the basis of the same Principal Balance and for the period respecting which any related interest payment on a Mortgage Loan is computed. The Servicing Fee includes any servicing fees owed or payable to any Subservicer. For purposes of the Foregoing, the Principal Balance of a Mortgage Loan that has become a Liquidated Mortgage Loan shall be deemed to be zero.

         "Servicing Fee Rate": 0.50% per annum.

         "Servicing Officer": Any officer of the Servicer involved in, or responsible for, the administration and servicing of the Mortgage Loans whose name and specimen signature appear on a list of servicing officers furnished to the Indenture Trustee, the Note Insurer and the Collateral Agent by the Servicer, as such list may from time to time be amended.

         "Servicing Transfer": means the transfer of the servicing of the Mortgage Loans.

         "Standard & Poor's" or "S&P": Standard & Poor's Ratings Services, a division of The McGraw-Hill Companies, Inc. or any successor thereto and if such corporation no longer for any reason performs the services of a securities rating agency, "S&P" shall be deemed to refer to any other nationally recognized statistical rating organization designated by the Controlling Party.

         "Startup Day": The day designated as such pursuant to Section 2.07(a) of the Trust Agreement.

         "Stock": All shares, options, warrants, interests, participation or other equivalents (regardless of how designated) of or in a corporation or equivalent entity, whether voting or nonvoting, including common stock, preferred stock, convertible debentures and all agreements, instruments and documents convertible, in whole or in part, into any one or more or all of the foregoing.

         "Subordinated Debt": Unsecured indebtedness of ABFS or any of its consolidated subsidiaries which (i) matures more than one year from the date of determination and (ii) is subordinated to the prior payment in full of all obligations owed by ABFS, the Servicer and the Originators under the Basic Documents.

         "Subsequent Advance": As defined in Section 2.14 of the Indenture.

         "Subsequent Depositor Conveyed Assets": In respect of the Depositor on any Subsequent Purchase Date after the Initial Closing Date, the related Subsequent Originator Conveyed Assets and the Sale and Servicing Agreement.

         "Subsequent Mortgage Loans": The mortgage loans sold after the Initial Closing Date pursuant to Section 2.02 of the Sale and Servicing Agreement or transferred in connection with a substitution pursuant to Section 2.06 or 4.02 of the Sale and Servicing Agreement.

         "Subsequent Originator Conveyed Assets": In respect of any Originator on any Subsequent Purchase Date after the Initial Closing Date, all of the right, title and interest in and to (a) the Subsequent Mortgage Loans (including property that secures a Mortgage Loan that becomes an REO Property), including the related Mortgage Files delivered or to be delivered to the Collateral Agent, on behalf of the Indenture Trustee, pursuant to the Sale and Servicing Agreement, including all payments of principal received, collected or otherwise recovered after the applicable Subsequent Purchase Date for each Subsequent Mortgage Loan, all payments of interest due on each Subsequent Mortgage Loan after the applicable Subsequent Purchase Date therefor whenever received and all other proceeds received in respect of such Subsequent Mortgage Loans, (b) the Insurance Policies and (c) all proceeds of the conversion, voluntary or involuntary, of any of the foregoing into cash or other liquid assets, including, without limitation, all insurance proceeds and condemnation awards.

         "Subsequent Pledge Agreement": Any Subsequent Pledge Agreement, between the Trust and the Indenture Trustee, in the form of Exhibit B to the Indenture, relating to the pledge to the Indenture Trustee, on behalf of the Noteholder and the Note Insurer, of Subsequent Mortgage Loans.

         "Subsequent Purchase Date": Any Purchase Date on which Subsequent Mortgage Loans are purchased or acquired by the Trust after the Initial Closing Date.

         "Subsequent Sale Agreement": Any Subsequent Sale Agreement, between the Depositor and the Trust, in the form of Exhibit G to the Sale and Servicing Agreement, relating to the contribution or transfer to the Trust of Subsequent Mortgage Loans.

         "Subsequent Transfer": The purchase by the Trust and pledge to the Indenture Trustee of the Subsequent Mortgage Loans.

         "Subsequent Transfer Agreement": Any Subsequent Transfer Agreement, among the Originators and the Depositor, in the form of Exhibit A to the Sale and Servicing Agreement, relating to the transfer to the Depositor of any Subsequent Mortgage Loans.

         "Subservicers": HomeAmerican Credit, Inc., d/b/a Upland Mortgage, a Pennsylvania corporation, or its successor in interest, and American Business Mortgage Services, Inc., a New Jersey corporation, or its successor in interest.

         "Subservicing Agreement": The agreement between the Servicer and the Subservicers relating to subservicing and/or administration of certain Mortgage Loans as provided in Section 7.13 of the Sale and Servicing Agreement, a copy of which shall be delivered, along with any modifications thereto, to the Indenture Trustee and the Note Insurer.

         "Substitution Adjustment": As to any date on which a substitution occurs pursuant to Sections 2.06 or 4.02(b) of the Sale and Servicing Agreement, the amount (if any) by which the aggregate principal balances (after application of principal payments received on or before the date of substitution) of any Qualified Substitute Mortgage Loans as of the date of substitution, are less than the aggregate of the Principal Balances of the related Deleted Mortgage Loans together with 30-days' interest thereon at the Mortgage Interest Rate.

         "Successor Servicer": means any entity appointed as successor to the Back-up Servicer in the event that the Back-up Servicer is unable so to act pursuant to Section 9.02 of the Sale & Servicing Agreement.

         "Tangible Net Worth": As of any date, total stockholder's equity of ABFS and its consolidated subsidiaries determined in accordance with GAAP, excluding the portion thereof attributable to assets which would be classified as intangible assets under GAAP except for Retained Interests.

         "Telerate Page 3750": The display designated as Telerate Page 3750 on the Telerate Service (or such other page as may replace the Telerate page on that service for the purpose of displaying London interbank offered rates of major banks).

         "Telerate Page 19901": The display designated as Telerate Page 19901 on the Telerate Service (or such other page as may replace the Telerate page on that service for the purpose of displaying London interbank offered rates of major banks).

         "Termination Price": The sum of (i) 100% of the Aggregate Principal Balance of each outstanding Mortgage Loan, (ii) the greater of (A) the aggregate amount of accrued and unpaid interest on the Mortgage Loans through the related Due Period and (B) thirty (30) days' interest thereon, computed at a rate equal to the related Mortgage Interest Rate, in each case net of the Servicing Fee,
(iii) any unpaid Reimbursement Amount or other amount due the Note Insurer and
(iv) any unpaid Liquidity Provider Placement and Expense Fee and any other amounts owing to any transaction party.

         "Trigger Event": Each occurrence of any of the following events shall be a separate Trigger Event:

                  (a) the Net Excess Spread shall be less than 2.70% for five
         (5) consecutive Business Days;

                  (b) as of the Final Purchase Date, the Note Principal Balance of the Class A Note shall be greater than zero or any accrued interest on the Class A Note shall remain unpaid (determined, in each case, without giving effect to any payments on the Class A Note made with funds obtained from the Note Insurer pursuant to the Note Insurance Policy or otherwise);

                  (c) the aggregate Principal Balance of Mortgage Loans that have been Pledged Mortgage Loans for more than 240 days shall at any time exceed $5,000,000;

                  (d) any Servicer Event of Default, Event of Default or "Event of Default" under (and as defined in) the Insurance Agreement;

                  (e) a Collateral Deficiency Event; or

                  (f) the aggregate Purchase Price of the Mortgage Loans purchased pursuant to Section 7.15 of the Sale and Servicing Agreement shall exceed 5% of the cumulative Purchase Price on all Mortgage Loans.

         "Trust": ABFS Mortgage Loan Warehouse Trust 2001-1, a Delaware statutory business trust.

         "Trust Agreement": The Trust Agreement, dated as of March 1, 2001, between the Depositor and the Owner Trustee, relating to the establishment of the Trust.

         "Trust Certificate": The certificate evidencing the entire beneficial ownership interest in the Trust, substantially in the form of Exhibit A to the Trust Agreement.

         "Trust Certificateholder" or "Holder": A Person in whose name a Trust Certificate is registered.

         "Trust Estate": All money, instruments and other property subject or intended to be subject to the lien of the Indenture, for the benefit of the Noteholder and the Note Insurer, as of any particular time, including, without limitation, all property and interests, including all proceeds thereof, Granted to the Indenture Trustee, for the benefit of the Noteholder and the Note Insurer, pursuant to the Granting Clauses of the Indenture.

         "Trust Indenture Act" or "TIA": The Trust Indenture Act of 1939, as it may be amended from time to time.

         "Trust Order" and "Trust Request": A written order or request of the Trust signed on behalf of the Trust by an Authorized Officer of the Owner Trustee, pursuant to Section 6.01 of the Trust Agreement or at the direction of the Majority Certificateholder and delivered to the Indenture Trustee or the Authenticating Agent, as applicable.

         "Underwriting Guidelines": The underwriting guidelines of the Originators as approved by the Note Insurer and the Depositor.

         "Uniform Commercial Code": The Uniform Commercial Code as in effect in the State of New York.

         "United States Person": Shall mean (i) a citizen or resident of the United States; (ii) a corporation, partnership or other entity created or organized in, or under the laws of, the United States or any state thereof (including for this purpose the District of Columbia); (iii) an estate whose income from sources without the United States is includible in gross income for United States federal income tax purposes regardless of its connection with the conduct of a trade or business within the United States; or (iv) a trust if a court within the United States can exercise primary jurisdiction over its administration and at least one United States Person has the authority to control all substantial decisions of the trust. Notwithstanding the last clause of the preceding sentence, to the extent provided in Treasury regulations, certain trusts in existence on August 20, 1996, and treated as U.S. Persons prior to such date, may elect to continue to be U.S. Persons.

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